      As filed with the Securities and Exchange Commission on April 13, 2006
                                            REGISTRATION STATEMENT NO. 333-60215
                                                                       811-08907


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 11


                                       AND


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 11


           THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

                                   ----------

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000


                                 Marie C. Swift
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                                Boston, MA 02116
                     (Name and Address of Agent for Service)


                                    ---------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):



[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]   on May 1, 2006 pursuant to paragraph (b) of Rule 485.

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on _______________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual Variable Annuity Contracts


================================================================================

              PREMIER ADVISERS -- ASSETMANAGER ANNUITY PROSPECTUS:



           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES



         This prospectus describes PREMIER ADVISERS -- ASSETMANAGER ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts",



You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:



LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. - Class I+         Equity Growth Portfolio

   Legg Mason Partners Variable All Cap Portfolio+                 Global Value Equity Portfolio

   Legg Mason Partners Variable High Yield Bond Portfolio+         Mid Cap Growth Portfolio

   Legg Mason Partners Variable Investors Portfolio+               U.S. Mid Cap Value Portfolio

   Legg Mason Partners Variable Small Cap Growth Portfolio+        Value Portfolio

   Legg Mason Partners Variable Strategic Bond Portfolio+          VAN KAMPEN LIFE INVESTMENT TRUST - Class I

MET INVESTORS SERIES TRUST - Class A                               Comstock Portfolio

   Neuberger Berman Real Estate Portfolio+                         Emerging Growth Portfolio

METROPOLITAN SERIES FUND, INC. - Class A                           Enterprise Portfolio

   BlackRock Money Market Portfolio+                               Government Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - Class I                  Growth and Income Portfolio

   Emerging Markets Equity Portfolio


----------

+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract - The Variable Funding Options" for more information.

*THE TRAVELERS INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.



The Contract is not offered to new purchasers. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                          PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS

Glossary ..............................................       3
Summary ...............................................       5
Fee Table .............................................       8
Condensed Financial Information .......................      11
The Annuity Contract ..................................      11
   Contract Owner Inquiries ...........................      12
   Purchase Payments ..................................      12
   Accumulation Units .................................      12
   The Variable Funding Options .......................      13
The Fixed Account .....................................      15
Charges and Deductions ................................      15
   General ............................................      15
   Administrative Charges .............................      16
   Mortality and Expense Risk Charge ..................      16
   Variable Funding Option Expenses ...................      17
   Premium Tax ........................................      17
   Changes in Taxes Based upon
     Premium or Value .................................      17
Transfers .............................................      17
   Dollar Cost Averaging ..............................      18
Access to Your Money ..................................      19
   Systematic Withdrawals .............................      20
   Loans ..............................................      20
Ownership Provisions ..................................      20
   Types of Ownership .................................      20
     Contract Owner ...................................      20
     Beneficiary ......................................      20
     Annuitant ........................................      21
Death Benefit .........................................      21
  Death Proceeds before the Maturity Date .............      21
  Payment of Proceeds .................................      22
  Beneficiary Contract Continuance ....................      23
  Planned Death Benefit ...............................      24
  Death Proceeds after the Maturity Date ..............      24
The Annuity Period ....................................      24
   Maturity Date ......................................      24
   Allocation of Annuity ..............................      25
   Variable Annuity ...................................      25
   Fixed Annuity ......................................      25
Payment Options .......................................      26
   Election of Options ................................      26
   Annuity Options ....................................      26
   Income Options .....................................      26
   Variable Liquidity Benefit .........................      27
Miscellaneous Contract Provisions .....................      27
    Right to Return ...................................      27
    Termination .......................................      27
    Required Reports ..................................      27
    Suspension of Payments ............................      28
The Separate Accounts .................................      28
    Performance Information ...........................      28
Federal Tax Considerations ............................      29
    General Taxation of Annuities .....................      29
    Types of Contracts: Qualified and Non-qualified ...      29
    Qualified Annuity Contracts .......................      29
      Taxation of Qualified Annuity Contracts .........      29
      Mandatory Distributions for Qualified Plans .....      30
    Non-qualified Annuity Contracts ...................      31
      Diversification Requirements for
        Variable Annuities ............................      31
      Ownership of the Investments ....................      31
      Taxation of Death Benefit Proceeds ..............      31
    Other Tax Considerations ..........................      31
      Treatment of Charges for Optional Benefits ......      31
      Penalty Tax for Premature Distribution ..........      31
      Puerto Rico Tax Considerations ..................      32
      Non-Resident Aliens .............................      32
Other Information .....................................      32
    The Insurance Companies ...........................      32
    Financial Statements ..............................      33
    Distribution of Variable Annuity Contracts ........      33
    Conformity with State and Federal Laws ............      34
    Voting Rights .....................................      34
    Restrictions on Financial Transactions ............      35
    Legal Proceedings .................................      35
Appendix A: Condensed Financial Information for
MetLife of CT Separate Account Seven for Variable
Annuities .............................................     A-1
Appendix B: Condensed Financial Information for
MetLife of CT Separate Account Eight for Variable
Annuities .............................................     B-1
Appendix C: Fixed Account .............................     C-1
Appendix D: Contents of the Statement of Additional
Information ...........................................     D-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.


WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                        PREMIER ADVISERS -- ASSETMANAGER


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of Separate Account Seven for Variable Annuities ("Separate Account Seven"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Eight for Variable Annuities ("Separate Account Eight"). When we refer to the Separate Account, we are referring to either Separate Account Seven or Separate Account Eight, depending upon your issuing Company.



Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus. This Contract is no longer offered to new purchasers.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity Contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.


WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include Contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $20,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.


The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The "Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange". Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.


IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E charge at an annual rate that varies depending on the death benefit you choose:


                                                    CONTRACT YEARS     CONTRACT YEARS 7 AND
                                                         1-6                  LATER
Standard Death Benefit.......................           1.45%                 1.40%
Enhanced Death Benefit.......................           1.60%                 1.40%

For Contracts with a value of less than $75,000 we also deduct an annual contract administrative charge of $50. Each Underlying Fund also charges for management costs and other expenses.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.


For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................    $50
(waived if Contract Value is $75,000 or more)

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

STANDARD DEATH BENEFIT                           CONTRACT YEARS 1-6   CONTRACT YEARS 7 AND LATER
-------------------------------------            ------------------   --------------------------
Mortality & Expense Risk Charge                        1.45%                     1.40%
Administrative Expense Charge                          0.15%                     0.15%
                                                       ----                      ----
Total Annual Separate Account Charges                  1.60%                     1.55%


ENHANCED DEATH BENEFIT                           CONTRACT YEARS 1-6   CONTRACT YEARS 7 AND LATER
-------------------------------------            ------------------   --------------------------
Mortality & Expense Risk Charge                        1.60%                     1.40%
Administrative Expense Charge                          0.15%                     0.15%
                                                       ----                      ----
Total Annual Separate Account Charges                  1.75%                     1.55%


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):



The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


         TOTAL ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM UNDERLYING FUND
   ASSETS, INCLUDING MANAGEMENT FEES, DISTRIBUTION
AND/OR SERVICE FEES (12b-1) FEES, AND OTHER EXPENSES.)                MINIMUM      MAXIMUM
-----------------------------------------------------                 -------      -------
                                                                       0.42%        1.66%
                                                                       ----         ----

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                    DISTRIBUTION                  TOTAL       CONTRACTUAL FEE     NET TOTAL
                                                       AND/OR                    ANNUAL           WAIVER           ANNUAL
                                     MANAGEMENT     SERVICE(12b-1)    OTHER     OPERATING     AND/OR EXPENSE      OPERATING
      UNDERLYING FUND:                  FEE             FEES         EXPENSES    EXPENSES      REIMBURSEMENT       EXPENSES*
--------------------------------     ----------     --------------   --------   ---------     ---------------     ----------
LEGG MASON PARTNERS
VARIABLE PORTFOLIOS I, INC.
   Legg Mason Partners
     Variable All Cap
     Portfolio - Class I               0.75%             --           0.07%       0.82%             --               0.82%
   Legg Mason Partners
     Variable High Yield
     Bond Portfolio - Class I          0.80%             --           0.30%       1.10%             --               1.10%(1)
   Legg Mason Partners
     Variable Investors
     Portfolio - Class I               0.65%             --           0.06%       0.71%             --               0.71%
   Legg Mason Partners
     Variable Small Cap
     Growth Portfolio - Class I        0.75%             --           0.22%       0.97%             --               0.97%
   Legg Mason Partners
     Variable Strategic
     Bond Portfolio - Class I          0.65%             --           0.20%       0.85%             --               0.85%(1)
MET INVESTORS SERIES TRUST
   Neuberger Berman Real
     Estate Portfolio -
     Class A                           0.67%             --           0.03%       0.70%             --               0.70%
METROPOLITAN SERIES FUND,
   INC.
   BlackRock Money Market
     Portfolio - Class A               0.35%             --           0.07%       0.42%           0.01%              0.41%(2)
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Emerging Markets Equity
     Portfolio Class I                 1.25%             --           0.41%       1.66%             --               1.66%
   Equity Growth Portfolio
     Class I                           0.50%             --           0.33%       0.83%             --               0.83%
   Global Value Equity
     Portfolio - Class I               0.67%             --           0.35%       1.02%             --               1.02%
   Mid Cap Growth Portfolio
     Class I                           0.75%             --           0.34%       1.09%             --               1.09%
   U.S. Mid Cap Value
     Portfolio Class I                 0.72%             --           0.29%       1.01%             --               1.01%
   Value Portfolio Class I             0.55%             --           0.37%       0.92%             --               0.92%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     I                                 0.56%             --           0.03%       0.59%             --               0.59%
   Emerging Growth
     Portfolio Class I                 0.70%             --           0.07%       0.77%             --               0.77%
   Enterprise Portfolio
     Class I                           0.50%             --           0.18%       0.68%             --               0.68%
   Government Portfolio
     Class I                           0.50%             --           0.14%       0.64%             --               0.64%
   Growth and Income
     Portfolio Class I                 0.57%             --           0.04%       0.61%             --               0.61%


----------

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



NOTES


(1) The management fee in the table has been restated to show a new management fee schedule that became effective on October 1, 2005.



(2) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

EXAMPLE



The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.



The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.



The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect the enhanced death benefit.



EXAMPLE -- This example assumes you have elected the most expensive death benefit option, the Enhanced Death Benefit.



                                               IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                    END OF PERIOD SHOWN:                 ANNUITIZED AT END OF PERIOD SHOWN:
                                              --------------------------------------   ----------------------------------------
             FUNDING OPTION                   1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------     ------   -------    -------   --------   ------    -------    -------    --------
Underlying Fund with Maximum Total Annual
Operating Expenses.......................     $349      $1,061    $1,794     $3,726     $349      $1,061     $1,794     $3,726
Underlying Fund with Minimum Total Annual
Operating Expenses.......................     $225      $  694    $1,188     $2,550     $225      $  694     $1,188     $2,550


                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT


Premier Advisers -- AssetManager Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.


The ages of the owner and Annuitant determine which death benefits are available to you.


                             MAXIMUM AGE BASED ON THE OLDER OF THE
DEATH BENEFIT                OWNER AND ANNUITANT ON THE CONTRACT DATE
----------------------       ----------------------------------------
Standard Death Benefit       Age 85

Enhanced Death Benefit       Age 75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.


Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.



The Contract is not offered to new purchasers.


CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.



We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.



In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.



If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.



You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.



ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.



The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.



Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.



The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:




FUNDING                                                    INVESTMENT                                INVESTMENT
OPTION                                                     OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------    ---------------------------------------      ---------------------------------
LEGG MASON PARTNERS VARIABLE
PORTFOLIOS I, INC.

   Legg Mason Partners Variable All         Seeks capital appreciation through           Salomon Brothers Asset Management
     Cap Portfolio - Class I                investments.                                 Inc
   Legg Mason Partners Variable High        Seeks total return, consistent with the      Salomon Brothers Asset Management
     Yield Bond Portfolio - Class I         preservation of capital.                     Inc
   Legg Mason Partners Variable             Seeks long-term growth of capital, with      Salomon Brothers Asset Management
     Investors Portfolio - Class I          growth of current income as a secondary      Inc
                                            objective.

   Legg Mason Partners Variable Small       Seeks long term growth of capital.           Salomon Brothers Asset Management
     Cap Growth Portfolio - Class I                                                      Inc
   Legg Mason Partners Variable             Seeks to maximize total return               Salomon Brothers Asset Management
     Strategic Bond Portfolio - Class I     consistent with the preservation of          Inc
                                            capital.

MET INVESTORS SERIES TRUST

   Neuberger Berman Real Estate             Seeks to provide total return through        Met Investors Advisory LLC
     Portfolio - Class A                    investment in real estate securities,        Subadviser: Neuberger Berman
                                            emphasizing both capital appreciation        Management, Inc.
                                            and current income
METROPOLITAN SERIES FUND, INC.

   BlackRock Money Market Portfolio -       Seeks a high level of current income         MetLife Advisers, LLC
     Class A                                consistent with preservation of capital.     Subadviser: BlackRock Advisors,
                                                                                         Inc.
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.

   Emerging Markets Equity Portfolio        Seeks long-term capital appreciation by      Morgan Stanley Investment
     Class I                                investing primarily in growth oriented       Management Inc.
                                            securities of issuers in emerging
                                            market countries.
   Equity Growth Portfolio Class I          Seeks long-term capital appreciation by      Morgan Stanley Investment
                                            investing primarily in growth-oriented       Management Inc.
                                            equity securities of
                                            large-capitalization companies.
   Global Value Equity Portfolio -          Seeks long-term capital appreciation by      Morgan Stanley Investment
     Class I                                investing primarily in equity                Management Inc.
                                            securities of issuers throughout the
                                            world, including U.S. issuers.
   Mid Cap Growth Portfolio Class I         Seeks long-term capital growth by            Morgan Stanley Investment
                                            investing in common stocks and other         Management Inc.
                                            equity securities.
   U.S. Mid Cap Value Portfolio             Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                                                                              Management Inc.

   Value Portfolio Class I                Seeks above-average total return over a      Morgan Stanley Investment
                                          market cycle of three to five years by       Management Inc.
                                          investing primarily in a portfolio of
                                          common stocks and other equity
                                          securities.
VAN KAMPEN LIFE INVESTMENT TRUST

   Comstock Portfolio Class I             Seeks capital growth and income through      Van Kampen Asset Management
                                          investments in equity securities,
                                          including common stocks, preferred
                                          stocks and securities convertible into
                                          common and preferred stocks.

   Emerging Growth Portfolio Class I      Seeks capital appreciation.                  Van Kampen Asset Management

   Enterprise Portfolio Class I           Seeks capital appreciation through           Van Kampen Asset Management
                                          investments in securities believed by
                                          the portfolio's investment adviser to
                                          have above-average potential for
                                          capital appreciation.

   Government Portfolio Class I           Seeks to provide investors with high         Van Kampen Asset Management
                                          current return consistent with
                                          preservation of capital.

   Growth and Income Portfolio Class I    Seeks long-term growth of capital and        Van Kampen Asset Management
                                          income.




ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS:



UNDERLYING FUND NAME CHANGES



            FORMER NAME                                                                 NEW NAME
------------------------------------------                  -----------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                 LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
    All Cap Fund                                            Legg Mason Partners Variable All Cap Portfolio - Class I
    High Yield Bond Fund                                    Legg Mason Partners Variable High Yield Bond Portfolio - Class I
    Investors Fund                                          Legg Mason Partners Variable Investors Portfolio - Class I
    Small Cap Growth Fund                                   Legg Mason Partners Variable Small Cap Growth Portfolio - Class I
    Strategic Bond Fund                                     Legg Mason Partners Variable Strategic Bond Portfolio - Class I



UNDERLYING FUND SUBSTITUTIONS



The following new Underlying Funds were substituted for the former Underlying Funds.



        FORMER UNDERLYING FUND                                               NEW UNDERLYING FUND
-----------------------------------------                   -----------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                     MET INVESTORS SERIES TRUST
    U.S. Real Estate Securities Portfolio                        Neuberger Berman Real Estate Portfolio - Class A
VAN KAMPEN LIFE INVESTMENT TRUST                            METROPOLITAN SERIES FUND, INC.
    Money Market Portfolio                                       BlackRock Money Market Portfolio - Class A


                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your registered representative and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


ADMINISTRATIVE CHARGES

There are two administrative charges: the $50 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct this charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $75,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

If you choose the Standard Death Benefit, the M&E charge is 1.45% annually for the first six Contract Years. Beginning in the seventh Contract Year, the charge is reduced to 1.40%.

If you choose the Enhanced Death Benefit, the M&E charge is 1.60% annually for the first six Contract Years. Beginning in the seventh Contract Year, the charge is reduced to 1.40%.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING


Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying

Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio and Universal Institutional Funds Global Value Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.



We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:



- reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or



- reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.



In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.



DOLLAR COST AVERAGING


Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve-months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6-Month, 12-Month or 24-Month DCA Program. The DCA Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12-months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12-months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-DCA Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the DCA program.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any outstanding loans and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.


If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).


Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.


LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another Contract who directly transferred the death proceeds due under that Contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant and

      -     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").

DEATH PROCEEDS BEFORE THE MATURITY DATE

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

STANDARD DEATH BENEFIT: We will pay a death benefit in an amount equal to the greater of (1), or (2) below, each reduced by any applicable premium tax and any outstanding loans:

      (1)   the Contract Value on the Death Report Date or

      (2) the total Purchase Payments made under the Contract less the total of any withdrawals.

ENHANCED DEATH BENEFIT: We will pay a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals not previously deducted and any outstanding loans:

      (1)   the Contract Value on the Death Report Date or

      (2) the total Purchase Payments made under the Contract less the total of any withdrawals or

      (3) the maximum "Step-Up Value" associated with any Contract Year anniversary occurring on or before the Annuitant's 80th birthday.

STEP-UP VALUE. We will establish a separate step-up value on each anniversary of the Contract Date which occurs on or prior to the Death Report Date and will initially equal the Contract Value on the that anniversary. When you make an additional Purchase Payment, we increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. We will recalculate step-up death benefit values related to any Purchase Payments or partial surrenders in the order that such Purchase Payments or partial surrenders occur.


PARTIAL SURRENDER REDUCTIONS. If you make a withdrawal, the step-up value is reduced by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the partial surrender, divided by (3) the Contract Value before the withdrawal.


For example, assume your current Contract Value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:


       $50,000 X ($10,000/$55,000) = $9,090



Your new step-up value would be $50,000-$9,090, or $40,910.


The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:


       $50,000 X ($10,000/$30,000) = $16,666



Your new step-up value would be $50,000-$16,666, or $33,334.


PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


                                                                                                            MANDATORY
   BEFORE THE MATURITY DATE,           THE COMPANY WILL                                                    PAYOUT RULES
     UPON THE DEATH OF THE           PAY THE PROCEEDS TO:         UNLESS. . .                                 APPLY*
----------------------------        ---------------------         --------------------------------      ---------------
OWNER (WHO IS NOT THE               The beneficiary(ies),         Unless the beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT           or if none, to the            continue the Contract rather
OWNER)                              Contract Owner's              than receive the distribution.
                                    estate.

OWNER (WHO IS THE ANNUITANT)        The beneficiary               Unless the beneficiary elects to      Yes
(WITH NO JOINT OWNER)               (ies), or if none, to         continue the Contract rather
                                    the Contract Owner's          than receive the distribution.
                                    estate.

JOINT OWNER (WHO IS NOT THE         The surviving joint           Unless the surviving joint owner      Yes
ANNUITANT)                          owner.                        elects to continue the Contract.

JOINT OWNER (WHO IS THE             The beneficiary               Unless the beneficiary elects to      Yes
ANNUITANT)                          (ies), or if none, to         continue the Contract.
                                    the surviving joint
                                    owner.

ANNUITANT (WHO IS NOT THE           The beneficiary               Unless the beneficiary elects to      Yes
CONTRACT OWNER)                     (ies), or if none, to         continue the Contract rather
                                    the Contract Owner.           than receive the distribution.
                                    If the Contract Owner
                                    is not living, then           But if there is a Contingent
                                    to the surviving              Annuitant, then, the Contingent
                                    joint owner.  If              Annuitant becomes the Annuitant
                                    none, to the Contract         and the Contract continues in
                                    Owner's estate.

                                                                                                             MANDATORY
   BEFORE THE MATURITY DATE,           THE COMPANY WILL                                                    PAYOUT RULES
     UPON THE DEATH OF THE           PAY THE PROCEEDS TO:         UNLESS. . .                                 APPLY*
----------------------------        ---------------------         --------------------------------      ---------------
                                                                  effect (generally using the
                                                                  original Maturity Date). The
                                                                  proceeds will then be paid upon
                                                                  the death of the Contingent
                                                                  Annuitant or Contract Owner.

                                                                                                             MANDATORY
   BEFORE THE MATURITY DATE,           THE COMPANY WILL                                                    PAYOUT RULES
     UPON THE DEATH OF THE           PAY THE PROCEEDS TO:      UNLESS. . .                                    APPLY*
------------------------------      -----------------------    -----------                              ----------------
ANNUITANT (WHO IS THE CONTRACT      See death of "owner                                                 Yes
OWNER)                              who is the Annuitant"
                                    above.

ANNUITANT (WHERE OWNER IS A         The beneficiary (ies)                                               Yes (Death of
NONNATURAL ENTITY/TRUST)            or, if none, to the                                                 Annuitant is
                                    Contract Owner.                                                     treated as death
                                                                                                        of the Contract
                                                                                                        Owner in these
                                                                                                        circumstances.)

CONTINGENT ANNUITANT (ASSUMING      No death proceeds are                                               N/A
ANNUITANT IS STILL ALIVE)           payable; Contract
                                    continues.

BENEFICIARY                         No death proceeds are                                               N/A
                                    payable; Contract
                                    continues.

CONTINGENT BENEFICIARY              No death proceeds are                                               N/A
                                    payable; Contract
                                    continues.

                               QUALIFIED CONTRACTS

                                                                                                              MANDATORY
   BEFORE THE MATURITY DATE,            THE COMPANY WILL                                                     PAYOUT RULES
     UPON THE DEATH OF THE            PAY THE PROCEEDS TO:       UNLESS. . .                                    APPLY*
----------------------------         ----------------------      ---------------------------------         --------------
OWNER / ANNUITANT                    The beneficiary (ies),      Unless the beneficiary elects to          Yes
                                     or if none, to the          continue the Contract rather than
                                     Contract Owner's            receive a distribution.
                                     estate.

BENEFICIARY                          No death proceeds are                                                 N/A
                                     payable; Contract
                                     continues.

CONTINGENT BENEFICIARY               No death proceeds are                                                 N/A
                                     payable; Contract
                                     continues.

----------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     take a loan

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued

Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments may be for a fixed period or a fixed amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70-1/2th birthday for Qualified Contracts and the Annuitant's 85th birthday for Non-qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days' before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70-1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers".)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.


The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Variable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Variable Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each Variable Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under Election of Options, all or part of the Contract's Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each Variable Funding Option or the Fixed Account in proportion to the Cash Surrender Value attributable to each Variable Funding Option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected.

Option 3 -- Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the income option "Payments for a Fixed
Period."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to the present value of remaining certain payments. The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN


You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION


We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days' after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS


MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Seven and Separate Account Eight, respectively. References to "Separate Account" refer either to Separate Account Seven or Separate Account Eight, depending on the issuer of your Contract. Both Separate Account Seven and Separate Account Eight were established on June 30, 1998 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.


We hold the assets of Separate Account Seven and Separate Account Eight for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the Variable Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Variable Funding Option at net asset value. Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.


Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.



We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.



PERFORMANCE INFORMATION


In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS


The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES



Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of Contract, Qualified or Non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity Contracts, like interest payable as fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).



To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.



The rules for state and local income taxes may differ from the federal income tax rules. Owners should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.



Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.



TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.



FEDERAL ESTATE TAXES: While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.



GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.



TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED



QUALIFIED ANNUITY CONTRACTS



If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.



TAXATION OF QUALIFIED ANNUITY CONTRACTS



Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS



Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70-1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70-1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.



MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.



NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.



INDIVIDUAL RETIREMENT ANNUITIES



To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.



Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).



Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.



Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).



ROTH IRAs



Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.



Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.



NON-QUALIFIED ANNUITY CONTRACTS



If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.



As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase

Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.



If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.



If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.



Generally, different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Contract than to withdrawals and payments received before the annuity staring date.



Income payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:



-     A non-taxable return of your Purchase Payment; and



-     A taxable payment of earnings.



PARTIAL ANNUITIZATION: Currently, we will treat the application of less than your entire Contract Value under a non-qualified annuity as a pay-out option (i.e., taking an income annuity) as a taxable withdrawal for federal income tax purposes, which may also be subject to the 10% penalty tax if you are under age 59-1/2. We will treat the remaining amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax adviser prior to partially annuitizing your Contract.



At the present time, the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is converted to income payments.



We will determine such excludible amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludible amount is different from our computation.



We generally will tell you how much of each income payment is a non-taxable return of your Purchase Payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified annuity contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payment equals your Purchase Payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



The tax law treats all non-qualified annuity contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Contract to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.



Code Section 72(s) requires that non-qualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.



DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES



The Code requires that any non-qualified variable annuity contracts based on a separate account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.



OWNERSHIP OF THE INVESTMENTS



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract



TAXATION OF DEATH BENEFIT PROCEEDS



Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.



OTHER TAX CONSIDERATIONS



TREATMENT OF CHARGES FOR OPTIONAL BENEFITS



The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value and living benefits such as the GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your own tax adviser as to how these rules affect your Contract.



Further, certain living benefits may not be available under contracts issued to a designated beneficiary after the Owner's death (e.g., a "Stretch IRA" or "Stretch" non-qualified contract) or, where otherwise made available, may have limited value due to minimum distributions required to be made under the tax law after the Owner's death. Consult your tax adviser.



PENALTY TAX FOR PREMATURE DISTRIBUTIONS



For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.



PUERTO RICO TAX CONSIDERATIONS



The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.



NON-RESIDENT ALIENS



Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION




THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.


MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company ) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



FINANCIAL STATEMENTS


The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.



MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers, but it continues to accept Purchase Payments from existing Contract Owners.



COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.



We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).



The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.



These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLLC to offer the Contracts. See the "Statement of Additional Information-DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2005, as well as the range of additional compensation paid.



The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.



CONFORMITY WITH STATE AND FEDERAL LAWS


The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Variable Funding Option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.


LEGAL PROCEEDINGS



In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
------------------------------------------------------         ----    -------------    -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/00)                               2005        1.000           1.055                  114

   High Yield Bond Fund - Class I (11/99)                      2005        1.000           1.026                7,758

   Investors Fund - Class I (9/99)                             2005        1.000           1.059                8,425

   Small Cap Growth Fund - Class I (5/00)                      2005        1.000           1.059                3,126

   Strategic Bond Fund - Class I (9/99)                        2005        1.000           1.005                7,864

The Universal Institutional Funds, Inc.
   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.000           1.285                7,635

   Equity Growth Portfolio - Class I (5/00)                    2005        1.000           1.151                    -

   Global Value Equity Portfolio - Class I (8/99)              2005        1.000           1.056              150,108

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        1.000           1.149                   57

   Mid Cap Value Portfolio - Class I (9/99)                    2005        1.000           1.095               64,364

   Technology Portfolio - Class I (5/00)                       2005        1.000           1.035                    -

   U.S. Real Estate Portfolio - Class I (10/99)                2005        1.000           1.091                  114

   Value Portfolio - Class I (6/99)                            2005        1.000           1.036                    -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class I Shares (8/00)                  2005        1.000           1.036                  230

   Emerging Growth Portfolio - Class I Shares (9/99)           2005        1.000           1.072               29,551

   Enterprise Portfolio - Class I Shares (8/99)                2005        1.000           1.058              172,833

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
---------------------------------------------------            ----    -------------    -------------     ---------------
Government Portfolio - Class I Shares (8/99)                   2005        1.000           1.000              243,736

Growth and Income Portfolio - Class I Shares (6/99)            2005        1.000           1.065               82,041

Money Market Portfolio - Class I Shares (8/99)                 2005        1.000           1.008                9,282

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                         SEPARATE ACCOUNT CHARGES 1.75%



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
             PORTFOLIO NAME                                    YEAR        YEAR          END OF YEAR        END OF YEAR
------------------------------------------                     ----    -------------    -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/00)                               2005        1.289           1.318               51,731
                                                               2004        1.211           1.289               54,463
                                                               2003        0.886           1.211              238,220
                                                               2002        1.204           0.886              270,116
                                                               2001        1.202           1.204              209,946
                                                               2000        1.000           1.202               23,852

   High Yield Bond Fund - Class I (11/99)                      2005        1.455           1.484              124,112
                                                               2004        1.333           1.455              140,369
                                                               2003        1.092           1.333              141,776
                                                               2002        1.035           1.092               98,725
                                                               2001        1.002           1.035              138,256
                                                               2000        1.020           1.002               74,807
                                                               1999        1.000           1.020                    -

   Investors Fund - Class I (9/99)                             2005        1.064           1.114              211,742
                                                               2004        0.981           1.064              211,918
                                                               2003        0.755           0.981              234,921
                                                               2002        0.998           0.755               91,212
                                                               2001        1.060           0.998              104,129
                                                               2000        0.936           1.060               10,030
                                                               1999        1.000           0.936                    -

   Small Cap Growth Fund - Class I (5/00)                      2005        0.953           0.983              121,208
                                                               2004        0.843           0.953              133,297
                                                               2003        0.576           0.843              109,116
                                                               2002        0.898           0.576               60,914
                                                               2001        0.985           0.898               40,709
                                                               2000        1.000           0.985               22,777

   Strategic Bond Fund - Class I (9/99)                        2005        1.389           1.399              109,622
                                                               2004        1.325           1.389              151,987
                                                               2003        1.191           1.325              592,497
                                                               2002        1.114           1.191              107,485
                                                               2001        1.060           1.114               44,635
                                                               2000        1.005           1.060               47,528
                                                               1999        1.000           1.005                    -

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
------------------------------------------------------         ----    -------------    -------------     ---------------
The Universal Institutional Funds, Inc.
   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.183           1.556               93,517
                                                               2004        0.978           1.183               53,087
                                                               2003        0.665           0.978               55,783
                                                               2002        0.743           0.665               32,951
                                                               2001        0.809           0.743               60,964
                                                               2000        1.354           0.809               29,141
                                                               1999        1.000           1.354                    -

   Equity Growth Portfolio - Class I (5/00)                    2005        0.631           0.717              385,560
                                                               2004        0.596           0.631              462,670
                                                               2003        0.485           0.596              474,939
                                                               2002        0.684           0.485              290,417
                                                               2001        0.821           0.684              137,480
                                                               2000        1.000           0.821              101,109

   Global Value Equity Portfolio - Class I (8/99)              2005        1.125           1.170              555,473
                                                               2004        1.008           1.125              589,321
                                                               2003        0.795           1.008              594,486
                                                               2002        0.974           0.795              304,630
                                                               2001        1.066           0.974              261,055
                                                               2000        0.973           1.066              290,166
                                                               1999        1.000           0.973               12,006

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        0.672           0.776              199,493
                                                               2004        0.562           0.672              373,023
                                                               2003        0.404           0.562              590,606
                                                               2002        0.597           0.404               98,624
                                                               2001        0.859           0.597              119,802
                                                               2000        1.000           0.859               53,219

   Mid Cap Value Portfolio - Class I (9/99)                    2005        1.189           1.313              199,980
                                                               2004        1.056           1.189              287,889
                                                               2003        0.760           1.056              450,479
                                                               2002        1.074           0.760              387,668
                                                               2001        1.129           1.074              414,527
                                                               2000        1.037           1.129              132,201
                                                               1999        1.000           1.037                    -

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
----------------------------------------------------           ----    -------------    -------------     ---------------
   Technology Portfolio - Class I (5/00)                       2005        0.231           0.226               90,283
                                                               2004        0.239           0.231               94,625
                                                               2003        0.165           0.239              476,304
                                                               2002        0.328           0.165              151,000
                                                               2001        0.653           0.328              164,385
                                                               2000        1.000           0.653               32,154

   U.S. Real Estate Portfolio - Class I (10/99)                2005        2.163           2.488               51,105
                                                               2004        1.614           2.163               76,665
                                                               2003        1.194           1.614               77,327
                                                               2002        1.225           1.194               39,003
                                                               2001        1.135           1.225               53,571
                                                               2000        0.902           1.135               31,544

   Value Portfolio - Class I (6/99)                            2005        1.270           1.305              200,723
                                                               2004        1.097           1.270              200,505
                                                               2003        0.832           1.097              222,565
                                                               2002        1.088           0.832              101,760
                                                               2001        1.083           1.088              118,626
                                                               2000        0.882           1.083              100,325
                                                               1999        1.000           0.882               36,000

Van Kampen Life Investment Trust
   Comstock Portfolio - Class I Shares (8/00)                  2005        1.354           1.388              386,614
                                                               2004        1.170           1.354              420,903
                                                               2003        0.909           1.170              799,971
                                                               2002        1.145           0.909              332,193
                                                               2001        1.195           1.145              277,237
                                                               2000        1.000           1.195                    -

Emerging Growth Portfolio - Class I Shares (9/99)              2005        0.835           0.886              262,744
                                                               2004        0.794           0.835              289,147
                                                               2003        0.634           0.794              292,146
                                                               2002        0.956           0.634              268,835
                                                               2001        1.421           0.956              343,306
                                                               2000        1.609           1.421              165,661
                                                               1999        1.000           1.609                    -

Enterprise Portfolio - Class I Shares (8/99)                   2005        0.653           0.694              127,922
                                                               2004        0.638           0.653              242,090
                                                               2003        0.516           0.638              381,009

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
--------------------------------------------------             ----    -------------    -------------     ---------------
Enterprise Portfolio - Class I Shares  (continued)             2002        0.743           0.516                 330,363
                                                               2001        0.950           0.743                 400,900
                                                               2000        1.133           0.950                 234,646
                                                               1999        1.000           1.133                  10,646

Government Portfolio - Class I Shares (8/99)                   2005        1.266           1.288                 319,023
                                                               2004        1.237           1.266                 398,494
                                                               2003        1.237           1.237                 580,618
                                                               2002        1.148           1.237               1,563,105
                                                               2001        1.093           1.148               1,185,155
                                                               2000        0.989           1.093                 213,460
                                                               1999        1.000           0.989                  11,329

Growth and Income Portfolio - Class I Shares (6/99)            2005        1.334           1.442                 530,005
                                                               2004        1.187           1.334                 665,905
                                                               2003        0.943           1.187               1,031,212
                                                               2002        1.123           0.943                 732,398
                                                               2001        1.213           1.123                 687,988
                                                               2000        1.035           1.213                 247,975
                                                               1999        1.000           1.035                  54,000

Money Market Portfolio - Class I Shares (8/99)                 2005        1.048           1.057                  76,991
                                                               2004        1.058           1.048                 101,011
                                                               2003        1.070           1.058                 113,919
                                                               2002        1.076           1.070               1,668,601
                                                               2001        1.056           1.076                 115,396
                                                               2000        1.015           1.056                  22,797
                                                               1999        1.000           1.015                 168,354



                                      NOTES



The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX B
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
-----------------------------------------------------          ----    -------------    -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.000           1.055              135,743

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.026               19,942

   Investors Fund - Class I (7/99)                             2005        1.000           1.059               80,507

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.059               10,934

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           1.005              123,959

The Universal Institutional Funds, Inc.
   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.285              165,069

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.151               66,898

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.056              438,390

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.149               17,778

   Mid Cap Value Portfolio - Class I (7/99)                    2005        1.000           1.095              382,458

   Technology Portfolio - Class I (6/00)                       2005        1.000           1.035                    -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.091               93,467

   Value Portfolio - Class I (7/99)                            2005        1.000           1.036              233,070

Van Kampen Life Investment Trust
   Comstock Portfolio - Class I Shares (7/99)                  2005        1.000           1.036              195,833

   Emerging Growth Portfolio - Class I Shares (7/99)           2005        1.000           1.072              342,033

   Enterprise Portfolio - Class I Shares (7/99)                2005        1.000           1.058              364,164

   Government Portfolio - Class I Shares (7/99)                2005        1.000           1.000              373,777

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.55% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
--------------------------------------------------             ----    -------------    -------------     ---------------
Growth and Income Portfolio - Class I Shares (7/99)            2005        1.000           1.065              712,638

Money Market Portfolio - Class I Shares (7/99)                 2005        1.000           1.008               54,363

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                         SEPARATE ACCOUNT CHARGES 1.75%



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
--------------------------------------------------             ----    -------------    -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.289           1.318               540,630
                                                               2004        1.211           1.289               720,106
                                                               2003        0.886           1.211               922,686
                                                               2002        1.204           0.886               739,073
                                                               2001        1.202           1.204               589,248
                                                               2000        1.035           1.202               363,256
                                                               1999        1.000           1.035                30,255

   High Yield Bond Fund - Class I (7/99)                       2005        1.455           1.484               474,979
                                                               2004        1.333           1.455               515,145
                                                               2003        1.092           1.333             1,018,069
                                                               2002        1.035           1.092               384,151
                                                               2001        1.002           1.035                94,645
                                                               2000        1.020           1.002                54,678
                                                               1999        1.000           1.020                17,063

   Investors Fund - Class I (7/99)                             2005        1.064           1.114               521,673
                                                               2004        0.981           1.064               630,055
                                                               2003        0.755           0.981               649,747
                                                               2002        0.998           0.755               618,928
                                                               2001        1.060           0.998               606,501
                                                               2000        0.936           1.060               536,157
                                                               1999        1.000           0.936               129,164

   Small Cap Growth Fund - Class I (6/00)                      2005        0.953           0.983               723,505
                                                               2004        0.843           0.953               810,867
                                                               2003        0.576           0.843               921,206
                                                               2002        0.898           0.576               641,956
                                                               2001        0.985           0.898               397,307
                                                               2000        1.000           0.985               305,028

   Strategic Bond Fund - Class I (7/99)                        2005        1.389           1.399               899,039
                                                               2004        1.325           1.389             1,062,716
                                                               2003        1.191           1.325             1,220,280
                                                               2002        1.114           1.191               857,410
                                                               2001        1.060           1.114               323,200
                                                               2000        1.005           1.060               142,122
                                                               1999        1.000           1.005                48,819

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
-----------------------------------------------------          ----    -------------    -------------     ---------------
The Universal Institutional Funds, Inc.
   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.183           1.556              450,377
                                                               2004        0.978           1.183              302,554
                                                               2003        0.665           0.978              276,216
                                                               2002        0.743           0.665              183,213
                                                               2001        0.809           0.743              151,707
                                                               2000        1.354           0.809              202,977
                                                               1999        1.000           1.354               15,517

   Equity Growth Portfolio - Class I (7/00)                    2005        0.631           0.717            1,365,658
                                                               2004        0.596           0.631            1,480,650
                                                               2003        0.485           0.596            1,558,392
                                                               2002        0.684           0.485              748,199
                                                               2001        0.821           0.684              569,934
                                                               2000        1.000           0.821              222,090

   Global Value Equity Portfolio - Class I (7/99)              2005        1.125           1.170              865,136
                                                               2004        1.008           1.125            1,573,083
                                                               2003        0.795           1.008            1,436,225
                                                               2002        0.974           0.795            1,047,988
                                                               2001        1.066           0.974              656,211
                                                               2000        0.973           1.066              517,349
                                                               1999        1.000           0.973              272,045

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        0.672           0.776            2,378,514
                                                               2004        0.562           0.672            2,469,683
                                                               2003        0.404           0.562            2,918,105
                                                               2002        0.597           0.404            2,399,471
                                                               2001        0.859           0.597            2,070,564
                                                               2000        1.000           0.859              291,067

   Mid Cap Value Portfolio - Class I (7/99)                    2005        1.189           1.313            1,994,800
                                                               2004        1.056           1.189            2,301,826
                                                               2003        0.760           1.056            2,383,270
                                                               2002        1.074           0.760            3,157,037
                                                               2001        1.129           1.074            2,071,285
                                                               2000        1.037           1.129              802,097
                                                               1999        1.000           1.037              249,819

   Technology Portfolio - Class I (6/00)                       2005        0.231           0.226            1,031,347
                                                               2004        0.239           0.231              313,768

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
----------------------------------------------------           ----    -------------    -------------     ---------------
   Technology Portfolio - Class I  (continued)                 2003        0.165           0.239               630,558
                                                               2002        0.328           0.165               298,465
                                                               2001        0.653           0.328               375,893
                                                               2000        1.000           0.653               264,038

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        2.163           2.488               211,037
                                                               2004        1.614           2.163               390,496
                                                               2003        1.194           1.614               551,071
                                                               2002        1.225           1.194               654,736
                                                               2001        1.135           1.225               127,082
                                                               2000        0.902           1.135                35,116

   Value Portfolio - Class I (7/99)                            2005        1.270           1.305               439,699
                                                               2004        1.097           1.270             1,044,901
                                                               2003        0.832           1.097               530,216
                                                               2002        1.088           0.832               680,079
                                                               2001        1.083           1.088               762,393
                                                               2000        0.936           1.083               532,902
                                                               1999        0.882           0.936               209,684

Van Kampen Life Investment Trust
   Comstock Portfolio - Class I Shares (7/99)                  2005        1.354           1.388             2,701,387
                                                               2004        1.170           1.354             3,007,283
                                                               2003        0.909           1.170             3,115,352
                                                               2002        1.145           0.909             3,617,111
                                                               2001        1.195           1.145             2,122,044
                                                               2000        1.000           1.195               215,183

   Emerging Growth Portfolio - Class I Shares (7/99)           2005        0.835           0.886             1,900,965
                                                               2004        0.794           0.835             2,127,629
                                                               2003        0.634           0.794             2,454,189
                                                               2002        0.956           0.634             2,721,048
                                                               2001        1.421           0.956             2,940,266
                                                               2000        1.609           1.421             1,537,250
                                                               1999        1.000           1.609               619,928

   Enterprise Portfolio - Class I Shares (7/99)                2005        0.653           0.694               934,025
                                                               2004        0.638           0.653             1,175,852
                                                               2003        0.516           0.638             1,332,364
                                                               2002        0.743           0.516             1,793,376
                                                               2001        0.950           0.743             1,899,051

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.75% (CONTINUED)



                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                 PORTFOLIO NAME                                YEAR        YEAR          END OF YEAR        END OF YEAR
---------------------------------------------------            ----    -------------    -------------     ---------------

Enterprise Portfolio - Class I Shares  (continued)             2000        1.133           0.950               1,609,378
                                                               1999        1.000           1.133                 415,538

Government Portfolio - Class I Shares (7/99)                   2005        1.266           1.288                 752,313
                                                               2004        1.237           1.266               2,567,230
                                                               2003        1.237           1.237               1,674,357
                                                               2002        1.148           1.237               2,319,555
                                                               2001        1.093           1.148                 452,060
                                                               2000        0.989           1.093                 176,480
                                                               1999        1.000           0.989                 109,658

Growth and Income Portfolio - Class I Shares (7/99)            2005        1.334           1.442               1,723,101
                                                               2004        1.187           1.334               2,822,336
                                                               2003        0.943           1.187               3,808,453
                                                               2002        1.123           0.943               2,761,605
                                                               2001        1.213           1.123               1,828,586
                                                               2000        1.035           1.213                 894,428
                                                               1999        1.000           1.035                 384,865

Money Market Portfolio - Class I Shares (7/99)                 2005        1.048           1.057               1,061,541
                                                               2004        1.058           1.048               1,340,474
                                                               2003        1.070           1.058               1,476,921
                                                               2002        1.076           1.070               5,489,827
                                                               2001        1.056           1.076               5,267,305
                                                               2000        1.015           1.056               1,205,912
                                                               1999        1.000           1.015                 347,383



                                      NOTES



The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                   APPENDIX D

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:



                      The Insurance Company
                      Principal Underwriter
                      Distribution and Principal Underwriting Agreement Valuation of Assets
                      Federal Tax Considerations
                      Independent Registered Public Accounting Firm Condensed Financial Information
                      Financial Statements



Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Insurance Company of Connecticut, One Cityplace, 185 Asylum Street, 3 CP Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-22-80-90, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-22-80-99.


Name:    __________________________________________________________

Address: __________________________________________________________


Check Box:

[ ] MIC-Book-22-80-90

[ ] MLAC-Book-22-80-90

Book 22                                                              May 1, 2006

                     PREMIER ADVISERS L ANNUITY PROSPECTUS:
           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES



This prospectus describes PREMIER ADVISERS L ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively.)* MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."



You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:



DWS VARIABLE SERIES I - Class B+                                MORGAN STANLEY VARIABLE INVESTMENT SERIES - Class Y
   DWS Growth & Income VIP+                                        Dividend Growth Portfolio
DWS VARIABLE SERIES II - Class B+                                  Equity Portfolio
   DWS International Select Equity VIP+                            S&P 500 Index Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.+                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Legg Mason Partners Variable All Cap Portfolio+                 Core Plus Fixed Income Portfolio - Class II
   Legg Mason Partners Variable High Yield Bond Portfolio+         Emerging Markets Equity Portfolio - Class I
   Legg Mason Partners Variable Investors Portfolio+               Equity Growth Portfolio - Class I
   Legg Mason Partners Variable Large Cap Growth Portfolio+        Global Value Equity Portfolio - Class I
   Legg Mason Partners Variable Small Cap Growth Portfolio+        Mid Cap Growth Portfolio - Class I
   Legg Mason Partners Variable Strategic Bond Portfolio+          Small Company Growth Portfolio -  Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II - Class I+              U.S. Mid Cap Value Portfolio - Class I
   Legg Mason Partners Variable Aggressive Growth Portfolio+       Value Portfolio - Class I
                                                                VAN KAMPEN LIFE INVESTMENT TRUST - Class II

                                                                   Comstock Portfolio
MET INVESTORS SERIES TRUST - Class A                               Emerging Growth Portfolio
   Dreman Small-Cap Value Portfolio+                               Enterprise Portfolio
   Met/AIM Capital Appreciation Portfolio+                         Government Portfolio
   Neuberger Berman Real Estate Portfolio+                         Growth and Income Portfolio

METROPOLITAN SERIES FUND, INC.                                  VARIABLE INSURANCE PRODUCTS FUND - Service Class 2
   BlackRock Money Market Portfolio - Class A+                     VIP Contrafund(R) Portfolio
   FI Large Cap Portfolio - Class A+                               VIP Mid Cap Portfolio
   FI Value Leaders Portfolio - Class D+
   MFS Total Return Portfolio - Class F+
   Oppenheimer Global Equity Portfolio - Class B+



+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract - The Variable Funding Options" for more information.



*THE TRAVELERS INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.



The Contract is not offered to new purchasers.



This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at Annuity Investor Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                          PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS


Glossary.................................................      3
Summary..................................................      5
Fee Table ...............................................      9
Condensed Financial Information .........................     15
The Annuity Contract.....................................     15
   Contract Owner Inquiries..............................     16
   Purchase Payments.....................................     16
   Accumulation Units....................................     16
   The Variable Funding Options..........................     17
The Fixed Account........................................     21
Charges and Deductions...................................     21
   General...............................................     21
   Administrative Charges................................     22
   Mortality and Expense Risk Charge.....................     22
   Withdrawal Charge.....................................     22
   Free Withdrawal Allowance.............................     23
   Transfer Charge.......................................     23
   Enhanced Stepped-Up Provision Charge..................     23
   Guaranteed Minimum Withdrawal Benefit Charge..........     23
   Guaranteed Minimum Accumulation Benefit Charge........     24
   Variable Liquidity Benefit Charge.....................     24
   Variable Funding Option Expenses......................     24
   Premium Tax...........................................     24
   Changes in Taxes Based upon Premium or Value..........     24
Transfers................................................     24
   Dollar Cost Averaging.................................     26
Access to Your Money.....................................     27
   Systematic Withdrawals................................     27
Ownership Provisions.....................................     28
   Types of Ownership....................................     28
     Contract Owner......................................     28
     Beneficiary.........................................     28
     Annuitant...........................................     28
Death Benefit............................................     29
  Death Proceeds before the Maturity Date................     29
  Enhanced Stepped-Up Provision..........................     30
  Payment of Proceeds....................................     30
  Spousal Contract Continuance...........................     32

  Beneficiary Contract Continuance.......................     32

  Planned Death Benefit..................................     33

Death Proceeds after the Maturity Date...................     33
Living Benefits..........................................     33
   Guaranteed Minimum Withdrawal Benefit.................     33
   Guaranteed Minimum Accumulation Benefit...............     39
The Annuity Period.......................................     45
   Maturity Date.........................................     45
   Allocation of Annuity.................................     45
   Variable Annuity......................................     45
   Fixed Annuity.........................................     46
Payment Options..........................................     46
   Election of Options...................................     46
   Annuity Options.......................................     46
   Variable Liquidity Benefit............................     47
Miscellaneous Contract Provisions........................     47
   Right to Return.......................................     47
   Termination...........................................     47
   Required Reports......................................     48
   Suspension of Payments................................     48
The Separate Accounts....................................     48
   Performance Information...............................     48
Federal Tax Considerations...............................     49
   General Taxation of Annuities.........................     49
   Types of Contracts: Qualified and Non-qualified.......     49
   Qualified Annuity Contracts...........................     49
     Taxation of Qualified Annuity Contracts.............     50
     Mandatory Distributions for Qualified Plans.........     50
   Non-qualified Annuity Contracts.......................     50
     Diversification Requirements for Variable Annuities.     51
     Ownership of the Investments........................     51
     Taxation of Death Benefit Proceeds..................     51
   Other Tax Considerations..............................     51
     Treatment of Charges for Optional Death Benefits....     51
     Penalty Tax for Premature Distribution..............     52
     Puerto Rico Tax Considerations......................     52
     Non-Resident Aliens.................................     52
Other Information........................................     52
   The Insurance Companies...............................     52
   Financial Statements..................................     53
   Distribution of Variable Annuity Contracts............     53
   Conformity with State and Federal Laws................     54
   Voting Rights.........................................     55
   Restrictions on Financial Transactions................     55
   Legal Proceedings.....................................     55
Appendix A: Condensed Financial Information for MetLife
of CT Separate Account Seven for Variable Annuities         A -1
Appendix B: Condensed Financial Information for MetLife
of CT Separate Account Eight for Variable Annuities         B -1
Appendix C: Fixed Account................................   C -1
Appendix D: Contents of the Statement of Additional
Information                                                 D -1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.


WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                           PREMIER ADVISERS L ANNUITY


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Seven for Variable Annuities ("Separate Account Seven"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Eight for Variable Annuities ("Separate Account Eight"). When we refer to the Separate Account, we are referring to either Separate Account Seven or Separate Account Eight, depending upon your issuing Company.



Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.



You may only purchase a contract in states where the Contract has been approved for sale. The Contract is not offered to new purchasers.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.


WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

This product is available to owners and Annuitants under the age of 80 as of the Contract Date.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E charge at an annual rate of 1.80%. For Contracts with a value of less than $40,000 we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.



We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% after four full years.

If you select the Enhanced Stepped-Up provision ("E.S.P."), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE WHEN EITHER THE ANNUITANT OR CONTRACT OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.


HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. (See "Systematic Withdrawals").


HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.


      - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.


      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - ENHANCED STEPPED-UP PROVISION. For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of the beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE...........................................     6%(1)
(as a percentage of the Purchase Payments withdrawn)

TRANSFER CHARGE.............................................  $ 10(2)
(assessed on transfers that exceed 12 per year)

VARIABLE LIQUIDITY BENEFIT
CHARGE......................................................     6%(3)

(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................................   $30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for four years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE             WITHDRAWAL CHARGE
-----------------------------------------         -----------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
        0 years                1 years                 6%
        1 years                2 years                 5%
        2 years                3 years                 4%
        3 years                4 years                 3%
        4+ years                                       0%

(2)   We currently do not assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after four years. The charge is as follows:

  YEARS SINCE INITIAL PURCHASE PAYMENT            WITHDRAWAL CHARGE
-----------------------------------------         -----------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
       0 years                1 years                 6%
       1 years                2 years                 5%
       2 years                3 years                 4%
       3 years                4 years                 3%
       4+ years                                       0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)


We will assess a mortality and expense risk charge ("M&E") of 1.80% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.50% current charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of the charges that may apply, depending on the optional features you select:



Mortality and Expense Risk Charge............           1.80%
Administrative Expense Charge................           0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED................           1.95%
Optional E.S.P. Charge.......................           0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED.........................           2.10%
Optional GMAB Charge.........................           0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMAB ONLY SELECTED...........................           2.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMAB SELECTED(5)..................           2.60%
Optional GMWB I Charge.......................           1.00%(6)
Optional GMWB II Charge......................           1.00%(6)
Optional GMWB III Charge.....................           0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED.........................           2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED........................           2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED.......................           2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED...................           3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED..................           3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED.................           2.35%


---------------------------------


(5)   GMAB and GMWB cannot both be elected.



(6) The current charges for the available GMWB riders with a reset feature (See "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.



UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):


The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES



                                                              MINIMUM       MAXIMUM
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying
Fund assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)          0.42%         4.47%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                 DISTRIBUTION                 TOTAL         CONTRACTUAL          NET TOTAL
                                                    AND/OR                    ANNUAL        FEE WAIVER             ANNUAL
                                 MANAGEMENT     SERVICE(12B-1)   OTHER      OPERATING     AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE              FEES       EXPENSES     EXPENSES      REIMBURSEMENT         EXPENSES**
----------------------------     ----------     --------------  --------    ---------     --------------         ----------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP -
     Class B*                       0.47%          0.25%         0.23%        0.95%           0.06%                0.89%(1)

DWS VARIABLE SERIES II
   DWS International Select
     Equity VIP - Class B*          0.75%          0.25%         0.26%        1.26%             --                 1.26%

LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. - CLASS
   I
   Legg Mason Partners
     Variable All Cap
     Portfolio                      0.75%            --          0.07%        0.82%             --                 0.82%
   Legg Mason Partners
     Variable High Yield
     Bond Portfolio                 0.80%            --          0.30%        1.10%             --                 1.10%(2)
   Legg Mason Partners
     Variable Investors
     Portfolio                      0.65%            --          0.06%        0.71%             --                 0.71%
   Legg Mason Partners
     Variable Large Cap
     Growth Portfolio               0.75%            --          0.72%        1.47%             --                 1.47%(2)
   Legg Mason Partners
     Variable Small Cap
     Growth Portfolio               0.75%            --          0.22%        0.97%             --                 0.97%
   Legg Mason Partners
     Variable Strategic Bond
     Portfolio                      0.65%            --          0.20%        0.85%             --                 0.85%(2)

LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners
     Variable Aggressive
     Growth Portfolio -
     Class I                        0.75%            --          0.18%        0.93%             --                 0.93%(3)

MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value
     Portfolio - Class A            0.83%            --          3.64%        4.47%           3.37%                1.10%(4)(9)
   Met/AIM Capital
     Appreciation Portfolio
     - Class A                      0.76%            --          0.05%        0.81%             --                 0.81%(9)
   Neuberger Berman Real
     Estate Portfolio -
     Class A                        0.67%            --          0.03%        0.70%             --                 0.70%

METROPOLITAN SERIES FUND,
   INC.
   BlackRock Money Market
     Portfolio - Class A            0.35%            --          0.07%        0.42%           0.01%                0.41%(5)
   FI Large Cap Portfolio -
     Class A                        0.80%            --          0.06%        0.86%             --                 0.86%(6)
   FI Value Leaders
     Portfolio - Class D*           0.66%          0.10%         0.07%        0.83%             --                 0.83%
   MFS Total Return
     Portfolio - Class F*           0.57%          0.20%         0.16%        0.93%             --                 0.93%(7)
   Oppenheimer Global Equity
     Portfolio - Class B*           0.60%          0.25%         0.33%        1.18%             --                 1.18%

MORGAN STANLEY VARIABLE
   INVESTMENT SERIES
   Dividend Growth Portfolio
     - Class Y*                     0.46%          0.25%         0.11%        0.82%             --                 0.82%
   Equity Portfolio - Class
     Y*                             0.42%          0.25%         0.11%        0.78%             --                 0.78%
   S&P 500 Index Portfolio -
     Class Y*                       0.12%          0.25%         0.16%        0.53%             --                 0.53%

THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Core Plus Fixed Income
     Portfolio - Class II*          0.38%          0.35%         0.31%        1.04%             --                 1.04%(8)
   Emerging Markets Equity
     Portfolio - Class I            1.25%            --          0.41%        1.66%             --                 1.66%
   Equity Growth Portfolio -
     Class I                        0.50%            --          0.33%        0.83%             --                 0.83%
   Global Value Equity
     Portfolio - Class I            0.67%            --          0.35%        1.02%             --                 1.02%
   Mid Cap Growth Portfolio
     -Class I                       0.75%            --          0.34%        1.09%             --                 1.09%
   Small Company Growth
     Portfolio - Class II*          0.92%          0.35%         0.54%        1.81%             --                 1.81%
   U.S. Mid Cap Value
     Portfolio - Class I            0.72%            --          0.29%        1.01%             --                 1.01%
   Value Portfolio - Class I        0.55%            --          0.37%        0.92%             --                 0.92%

VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio -
     Class II*                      0.56%          0.25%         0.03%        0.84%             --                 0.84%
   Emerging Growth Portfolio
     -Class II*                     0.70%          0.25%         0.07%        1.02%             --                 1.02%
   Enterprise Portfolio -
     Class II*                      0.50%          0.25%         0.18%        0.93%             --                 0.93%
   Government Portfolio -
     Class II*                      0.50%          0.25%         0.14%        0.89%             --                 0.89%
   Growth and Income
     Portfolio - Class II*          0.57%          0.25%         0.04%        0.86%             --                 0.86%

VARIABLE INSURANCE PRODUCTS
   FUND
   VIP Contrafund(R)
     Portfolio - Service
     Class 2*                       0.57%          0.25%         0.09%        0.91%             --                 0.91%
   VIP Mid Cap Portfolio -
     Service Class 2*               0.57%          0.25%         0.12%        0.94%             --                 0.94%


--------------


* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).



** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



Notes



(1) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolio to the amount set forth after the portfolio name, B share class: DWS Growth & Income VIP (0.89%).



(2) Management fees in the table have been restated to reflect a new management fee schedule that became effective on October 1, 2005.



(3) Management fees in the table have been restated to reflect a new management fee schedule that became effective on December 1, 2005.



(4) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.10%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.

(5) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.



(6) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.



(7) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.



(8) The portfolio's management fee of 0.375% has been rounded up to 0.38% in the table.



(9) Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.

EXAMPLE



The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.



The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.



The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.



EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies in all Contract Years).



                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             --------------------------------------   ----------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------        ------   -------    -------   --------   ------    -------    -------    --------
Underlying Fund with Maximum Total
Annual Operating Expenses............        $1,355    $2,611    $3,598     $6,783     $755      $2,211    $3,598      $6,783
Underlying Fund with Minimum Total
Annual Operating Expenses............         $958     $1,485    $1,826     $3,749     $358      $1,085    $1,826      $3,749


                         CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

                              THE ANNUITY CONTRACT


Premier Advisers L Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

The Contract is an "L" class contract. This means that the period of time that the withdrawal charge applies on withdrawals may be reduced, but that the mortality and expense risk charge may be higher than other Contracts we offer. If you anticipate that you will not need to make withdrawals from your Contract in the near term, you may want to consider purchasing one of the other contracts we offer. Your agent can provide you with information about these other contracts.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.


This Contract is not offered to new purchasers.


The ages of the owner and Annuitant determine which optional features are available to you.

                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
   DEATH BENEFIT/OPTIONAL FEATURE                                   ANNUITANT ON THE CONTRACT DATE
-------------------------------------                     -----------------------------------------------
Standard Death Benefit                                                       80
Enhanced Stepped-Up Provision (E.S.P)                                        75

Since certain optional features carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.


Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.



We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.



We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.



In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.



If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.



You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.



ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)



Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.



The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.



Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.



The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:



               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
-------------------------------------     --------------------------------------      ---------------------------------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP - Class B      Seeks long-term growth of capital,          Deutsche Investment Management
                                          current income and growth of income.        Americas Inc.
DWS VARIABLE SERIES II
   DWS International Select Equity        Seeks capital appreciation.                 Deutsche Investment Management
     VIP - Class B                                                                    Americas Inc.
                                                                                      Subadviser: Deutsche Asset
                                                                                      Management Investments Services
                                                                                      Ltd.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC. (CLASS I)
   Legg Mason Partners Variable All       Seeks capital appreciation.                 Salomon Brothers Asset Management
     Cap Portfolio                                                                    Inc
   Legg Mason Partners Variable High      Seeks total return consistent with the      Salomon Brothers Asset Management
     Yield Bond Portfolio                 preservation of capital.                    Inc
   Legg Mason Partners Variable           Seeks long-term growth of capital.          Salomon Brothers Asset Management
     Investors Portfolio                  Secondarily seeks current income.           Inc
   Legg Mason Partners Variable Large     Seeks long-term growth of capital.          Salomon Brothers Asset Management
     Cap Growth Portfolio                                                             Inc
   Legg Mason Partners Variable Small     Seeks long-term growth of capital.          Salomon Brothers Asset Management
     Cap Growth Portfolio                                                             Inc
   Legg Mason Partners Variable           Seeks to maximize total return              Salomon Brothers Asset Management
     Strategic Bond Portfolio             consistent with the preservation of         Inc
                                          capital.

LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II

   Legg Mason Partners Variable           Seeks capital appreciation.                 Salomon Brothers Asset Management
     Aggressive Growth Portfolio -                                                    Inc
     Class I

MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value Portfolio -     Seeks capital appreciation.                 Met Investors Advisory LLC
     Class A                                                                          Subadviser: Dreman Value
                                                                                      Management L.L.C.
   Met/AIM Capital Appreciation           Seeks capital appreciation.                 Met Investors Advisory LLC
     Portfolio - Class A                                                              Subadviser:  AIM Capital
                                                                                      Management, Inc.
   Neuberger Berman Real Estate           Seeks to provide total return through       Met Investors Advisory LLC
     Portfolio - Class A                  investment in real estate securities,       Subadviser: Neuberger Berman
                                          emphasizing both capital appreciation       Management, Inc.
                                          and current income.

METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio -     Seeks a high level of current income        MetLife Advisers, LLC
     Class A                              consistent with preservation of capital.    Subadviser: BlackRock Advisors,
                                                                                      Inc.
   FI Large Cap Portfolio - Class A       Seeks long-term growth of capital.          MetLife Advisers, LLC
                                                                                      Subadviser: Fidelity Management &
                                                                                      Research Company
   FI Value Leaders Portfolio - Class D   Seeks long-term growth of capital.          MetLife Advisers, LLC
                                                                                      Subadviser: Fidelity Management &
                                                                                      Research Company
   MFS Total Return Portfolio - Class F   Seeks a favorable total return through      MetLife Advisers, LLC
                                          investment in a diversified portfolio.      Subadviser: Massachusetts
                                                                                      Financial Services Company
   Oppenheimer Global Equity              Seeks capital appreciation.                 MetLife Advisers, LLC
     Portfolio - Class B                                                              Subadviser: OppenheimerFunds, Inc.

MORGAN STANLEY VARIABLE INVESTMENT
   SERIES
   Dividend Growth Portfolio - Class Y    Seeks to provide reasonable current         Morgan Stanley Investment Advisors
                                          income and long-term growth of income       Inc.
                                          and capital.
   Equity Portfolio - Class Y             Seeks, as its primary objective, growth     Morgan Stanley Investment Advisors
                                          of capital and, as a secondary              Inc.
                                          objective, income, but only when

                                          consistent with its primary objective.
   S&P 500 Index Portfolio - Class Y      Seeks to provide investment results         Morgan Stanley Investment Advisors
                                          that, before expenses, correspond to        Inc.
                                          the total return of the S&P 500 Index.

THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.
   Core Plus Fixed Income Portfolio -     Seeks above-average total return over a     Morgan Stanley Investment
     Class II                             market cycle of three to five years.        Management Inc.
   Emerging Markets Equity Portfolio      Seeks long-term capital appreciation by
     Morgan Stanley Investment - Class    investing primarily in growth oriented
      I                                   Management Inc.
                                          securities of issuers in emerging
                                          market countries.
   Equity Growth Portfolio - Class I      Seeks long-term capital appreciation by     Morgan Stanley Investment
                                          investing primarily in growth-oriented      Management Inc.
                                          equity securities of
                                          large-capitalization companies.
   Global Value Equity Portfolio -        Seeks long-term capital appreciation by     Morgan Stanley Investment
     Class I                              investing primarily in equity               Management Inc.
                                          securities of issuers throughout the
                                          world, including U.S. issuers.
   Mid Cap Growth Portfolio - Class I     Seeks long-term capital growth by           Morgan Stanley Investment
                                          investing in common stocks and other        Management Inc.
                                          equity securities.
   Small Company Growth Portfolio -       Seeks long-term capital appreciation.       Morgan Stanley Investment
     Class II                                                                         Management Inc.
   U.S. Mid Cap Value Portfolio -         Seeks long-term capital appreciation.       Morgan Stanley Investment Class I
                                                                                      Management Inc.

   Value Portfolio - Class I              Seeks above-average total return over a     Morgan Stanley Investment
                                          market cycle of three to five years by      Management Inc.
                                          investing primarily in a portfolio of
                                          common stocks and other equity
                                          securities.

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio - Class II          Seeks capital growth and income through     Van Kampen Asset Management
                                          investments in equity securities,
                                          including common stocks, preferred
                                          stocks and securities convertible into
                                          common and preferred stocks.
   Emerging Growth Portfolio - Class      Seeks capital appreciation.                 Van Kampen Asset Management
     II
   Enterprise Portfolio - Class II        Seeks capital appreciation through          Van Kampen Asset Management
                                          investments in securities believed by
                                          the portfolio's investment adviser to
                                          have above-average potential for
                                          capital appreciation.
   Government Portfolio - Class II        Seeks to provide investors with high        Van Kampen Asset Management
                                          current return consistent with
                                          preservation of capital.
   Growth and Income Portfolio -          Seeks long-term growth of capital and       Van Kampen Asset Management
     Class II                             income.

VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio -          Seeks long-term capital appreciation.       Fidelity Management & Research
     Service Class 2                                                                  Company
   VIP Mid Cap Portfolio - Service        Seeks long-term growth of capital.          Fidelity Management & Research
     Class 2                                                                          Company



ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS



Underlying Fund Name Changes



                     FORMER NAME                                                               NEW NAME
-------------------------------------------------------            ----------------------------------------------------------
GREENWICH STREET SERIES FUND                                       LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Salomon Brothers Variable Aggressive Growth Portfolio              Legg Mason Partners Variable Aggressive Growth Portfolio

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                        LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
  All Cap Fund                                                       Legg Mason Partners Variable All Cap Portfolio
  High Yield Bond Fund                                               Legg Mason Partners Variable High Yield Bond Portfolio
  Investors Fund                                                     Legg Mason Partners Variable Investors Portfolio
  Large Cap Growth Fund                                              Legg Mason Partners Variable Large Cap Growth Portfolio
  Small Cap Growth Fund                                              Legg Mason Partners Variable Small Cap Growth Portfolio
  Strategic Bond Fund                                                Legg Mason Partners Variable Strategic Bond Portfolio

SCUDDER VARIABLE SERIES I                                          DWS VARIABLE SERIES I
  Growth and Income Portfolio                                        DWS Growth & Income VIP

SCUDDER VARIABLE SERIES II                                         DWS VARIABLE SERIES II
  Scudder International Select Equity Portfolio                      DWS International Select Equity VIP



UNDERLYING FUND MERGERS/REORGANIZATIONS



The former Underlying Funds were merged with or reorganized into the new Underlying Funds.




                  FORMER UNDERLYING FUND                                      NEW UNDERLYING FUND
-------------------------------------------------------            ----------------------------------------
THE TRAVELERS SERIES TRUST                                         MET INVESTORS SERIES TRUST

  AIM Capital Appreciation Portfolio                                 Met/AIM Capital Appreciation Portfolio
  Style Focus Series: Small Cap Value Portfolio                      Dreman Small-Cap Value Portfolio

  Equity Income Portfolio                                          METROPOLITAN SERIES FUND, INC.
  Large Cap Portfolio                                              FI Value Leaders Portfolio
  MFS Total Return Portfolio                                       FI Large Cap Portfolio
                                                                   MFS Total Return Portfolio

UNDERLYING FUND SUBSTITUTIONS



The following new Underlying Funds were substituted for the former Underlying Funds.



         FORMER UNDERLYING FUND                                             NEW UNDERLYING FUND
---------------------------------------                            -------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                            METROPOLITAN SERIES FUND, INC.
  Equity and Income Portfolio                                        MFS Total Return Portfolio
  Global Franchise Portfolio                                         Oppenheimer Global Equity Portfolio

                                                                   MET INVESTORS SERIES TRUST
  U.S. Real Estate Securities Portfolio                              Neuberger Berman Real Estate Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST                                   METROPOLITAN SERIES FUND, INC.
  Money Market Portfolio                                             BlackRock Money Market Portfolio


                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your registered representative and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


ADMINISTRATIVE CHARGES


There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct this charge from the Fixed Account or:


      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge of 1.80% annually from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn during the first four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

     YEARS SINCE PURCHASE PAYMENT MADE              WITHDRAWAL CHARGE
-------------------------------------------         -----------------
GREATER THAN OR EQUAL TO      BUT LESS THAN
          0 years                1 years                 6%
          1 years                2 years                 5%
          2 years                3 years                 4%
          3 years                4 years                 3%
          4+ years                                       0%

For purposes of the withdrawal charge calculations, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies; then

      (b) any remaining free withdrawal allowance (as described below) after being reduced by (a); then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis); then

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal chare form the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner of the Annuitant (with no Contingent Annuitant surviving);

      -     if a lifetime annuity payout has begun;

      -     under the Managed Distribution Program;

      - if you elect Annuity Payments for a fixed period of at least five years

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge (during the first Contract Year, we will apply the free withdrawal allowance to withdrawals under the Systematic Withdrawal Program). If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.


Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59-1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.


TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ENHANCED STEPPED-UP PROVISION CHARGE

If you select the E.S.P., an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE


If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If you select the Variable Liquidity Benefit, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as follows:

 YEARS SINCE INITIAL PURCHASE PAYMENT MADE      WITHDRAWAL CHARGE
-------------------------------------------     -----------------
GREATER THAN OR EQUAL TO      BUT LESS THAN
       0 years                  1 years                 6%
       1 years                  2 years                 5%
       2 years                  3 years                 4%
       3 years                  4 years                 3%
       4+ years                                         0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.


MARKET TIMING/EXCESSIVE TRADING



Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, the DWS International Select Equity VIP, Dreman Small-Cap Value Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio, Universal Institutional Funds Global Value Equity Portfolio, Universal Institutional Funds Small Company Growth Portfolio and Oppenheimer Global Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.



We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:



- reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

- reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.



In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.



DOLLAR COST AVERAGING


Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve-months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6-Month, 12-Month or 24-Month DCA Program. The DCA Programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of the Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12-months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12-months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-DCA Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the DCA Program. In that event, transfers will be made from the Money Market Variable Funding Option.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the Business Day after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.


If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59-1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.


SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).


Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59-1/2 . There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.



MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70-1/2. (See "Federal Tax Considerations") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.


                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, Annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant and

      -     all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

      (1)   the Contract Value on the Death Report Date; or

      (2)   your total adjusted Purchase Payment (see below); or*

      (3)   the "Step-Up Value" (if any, as described below).

--------------
* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or Partial Surrender Reductions as described below.


PARTIAL SURRENDER REDUCTIONS



ADJUSTED PURCHASE PAYMENT. The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.


STEP-UP VALUE: The Partial Surrender Reduction equals (1) the Step-Up value in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTION. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment or Step-Up Value as follows:


      $50,000 x ($10,000/$55,000) = $9,090



Your new adjusted Purchase Payment or Step-Up Value would be $50,000 - $9,090, or $40,910.


The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment or Step-Up Value as follows:


      $50,000 x ($10,000/$30,000) = $16,666



Your new Adjusted Purchase Payment or Step-Up Value would be $50,000 - $16,666 or $33,334.


ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE WHEN EITHER THE ANNUITANT OR CONTRACT OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments (described below), calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:


      $50,000 x ($10,000/$55,000) = $9,090


You new modified Purchase Payment would be $50,000 - $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:


      $50,000 x ($10,000/$30,000) = $16,666



Your new modified Purchase Payment would be $50,000 - $16,666 = $33,334.


PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

                                                                                                           MANDATORY
   BEFORE THE MATURITY DATE,          THE COMPANY WILL                                                    PAYOUT RULES
    UPON THE DEATH OF THE           PAY THE PROCEEDS TO:                    UNLESS...                        APPLY*
------------------------------      ---------------------      -----------------------------------      ----------------
OWNER (WHO IS NOT THE               The beneficiary            Unless the beneficiary elects to         Yes
ANNUITANT) (WITH NO JOINT           (ies), or if none, to      continue the Contract rather than
OWNER)                              the Contract Owner's       receive the distribution.
                                    estate.

OWNER (WHO IS THE ANNUITANT)        The beneficiary            Unless the beneficiary elects to         Yes
(WITH NO JOINT OWNER)               (ies), or if none, to      continue the Contract rather than
                                    the Contract Owner's       receive the distribution.
                                    estate.
JOINT OWNER (WHO IS NOT THE         The surviving joint        Unless the surviving joint owner         Yes
ANNUITANT)                          owner.                     elects to continue the Contract.

JOINT OWNER (WHO IS THE             The beneficiary            Unless the beneficiary elects to         Yes
ANNUITANT)                          (ies), or if none, to      continue the Contract.
                                    the surviving joint
                                    owner.

ANNUITANT (WHO IS NOT THE           The beneficiary            Unless the beneficiary elects to         Yes
CONTRACT OWNER)                     (ies), or if none, to      continue the Contract rather than
                                    the Contract Owner.        receive the distribution.

                                                               But if there is a Contingent
                                                               Annuitant, then, the Contingent
                                                               Annuitant becomes the Annuitant and
                                                               the Contract continues in effect
                                                               (generally using the original
                                                               Maturity Date). The proceeds will
                                                               then be paid upon the death of the
                                                               Contingent Annuitant or Contract
                                                               Owner.

ANNUITANT (WHO IS THE CONTRACT      See death of "owner                                                 Yes
OWNER)                              who is the Annuitant"
                                    above.

ANNUITANT (WHERE OWNER IS A         The beneficiary (ies)                                               Yes (Death of
NONNATURAL ENTITY/TRUST)            or, if none, to the                                                 Annuitant is
                                    Contract Owner.                                                     treated as death
                                                                                                        of the Contract
                                                                                                        Owner in these
                                                                                                        circumstances.)

CONTINGENT ANNUITANT (ASSUMING      No death proceeds are                                               N/A
ANNUITANT IS STILL ALIVE)           payable; Contract
                                    continues.

BENEFICIARY                         No death proceeds are                                               N/A
                                    payable; Contract
                                    continues.

CONTINGENT BENEFICIARY              No death proceeds are                                               N/A
                                    payable; Contract
                                    continues.

                                                                                                           MANDATORY
   BEFORE THE MATURITY DATE,           THE COMPANY WILL                                                   PAYOUT RULES
    UPON THE DEATH OF THE            PAY THE PROCEEDS TO:                    UNLESS...                       APPLY*
------------------------------      ----------------------     -----------------------------------      ----------------
OWNER / ANNUITANT                   The beneficiary (ies),      Unless the beneficiary elects to          Yes
                                    or if none, to the          continue the Contract rather than
                                    Contract Owner's            receive a distribution.
                                    estate.

BENEFICIARY                         No death proceeds are                                                 N/A
                                    payable; Contract
                                    continues.

CONTINGENT BENEFICIARY              No death proceeds are                                                 N/A
                                    payable; Contract
                                    continues.

--------------
Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")


For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.


AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III"; we may refer to any one of these as "GMWB". The availability of each rider is shown below.

NAME OF RIDER:                  GMWB I                                   GMWB II                            GMWB III
--------------   -------------------------------------    ---------------------------------------   --------------------------
 ALSO CALLED:                 Principal                                Principal                           Principal
                              Guarantee                                Guarantee                        Guarantee Value

AVAILABILITY:    Not available for purchase on or after   Available on or after March 21, 2005 if   Not available
                 March 21, 2005, unless GMWB II is not            approved in your state
                        approved in your state


You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.


REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.


ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                            GMWB I        GMWB II        GMWB III
                                                          ----------     ----------     ----------
If you make your first withdrawal BEFORE the 3rd
anniversary after you purchase GMWB:..................    5% of RBB      5% of RBB      5% of RBB
If you make your first withdrawal AFTER the 3rd
anniversary after you purchase GMWB:..................    10% of RBB     10% of RBB     5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                                  ASSUMES 15% GAIN ON INVESTMENT                    ASSUMES 15% LOSS ON INVESTMENT
                         ------------------------------------------------  -------------------------------------------------
                         CONTRACT                                          CONTRACT
                           VALUE            RBB              AWB (5%)       VALUE           RBB               AWB (5%)
                         ---------  ------------------  -----------------  ---------  -----------------  -------------------
VALUES AS OF

INITIAL GMWB PURCHASE    $ 100,000       $ 100,000             $5,000       $100,000      $100,000             $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL               $ 115,000       $ 100,000             $5,000       $ 85,000      $100,000             $5,000

PARTIAL WITHDRAWAL          N/A           (100,000          [5,000 X (1-         N/A      (100,000 X          [5,000 X
REDUCTION (PWR)                     X 10,000/115,000)=  90,000/100,000)]=               10,000/85,000)=  (1-88,235/100,000)]
                                          8,696                500                         $11,765             = $588

GREATER OF PWR OR THE                    $  10,000                                         $11,765
DOLLAR AMOUNT OF THE
WITHDRAWAL                            (10,000>8,696)                                   (11,765>10,000)

CHANGE IN VALUE DUE TO
WITHDRAWAL (PARTIAL
SURRENDER REDUCTION)     $  10,000       $  10,000             $   500      $ 10,000      $ 11,765             $  588

VALUE IMMEDIATELY AFTER  $ 105,000       $  90,000             $ 4,500      $ 75,000      $ 88,235             $4,412
WITHDRAWAL

WITHDRAWAL EXAMPLE FOR GMWB I

                                    ASSUMES 15% GAIN ON INVESTMENT                   ASSUMES 15% LOSS ON INVESTMENT
                         ------------------------------------------------  -------------------------------------------------
                          CONTRACT                                         CONTRACT
                           VALUE           RBB               AWB (5%)        VALUE          RBB                 AWB (5%)
                         ---------  ------------------  -----------------  ---------  -----------------  -------------------
VALUES AS OF

INITIAL GMWB PURCHASE    $ 100,000       $100,000             $5,000       $ 100,000       $100,000             $5,000

IMMEDIATELY PRIOR TO
WITHDRAWAL               $ 115,000       $100,000             $5,000        $ 85,000       $100,000             $5,000

IMMEDIATELY AFTER        $ 105,000         91,304             $4,565        $ 75,000       $ 88,235             $4,412
WITHDRAWAL

                                    [100,000 - (100,000  [5,000 - (5,000 X            [100,000 - (100,000  [5,000 X(88,235/100,000)]
                                     X 10,000/115,000)]   91,304/100,000)]            X 10,000/85,000)]

CHANGE IN VALUE DUE TO
WITHDRAWAL (PARTIAL
SURRENDER REDUCTION)     $  10,000       $  8,696             $  435        $ 10,000       $ 11,265             $  588

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

            -     a qualified retirement plan (Code Section 401),

            -     a tax-sheltered annuity (Code Section 403(b)),

            -     an individual retirement account (Code Sections 408(a)),

            -     an individual retirement annuity (Code Section 408(b)), or

            -     a qualified deferred compensation plan (Code Section 457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or


      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).


You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 -1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                          GMWB I  GMWB II  GMWB III
                                          ------  -------  --------
Current Annual Charge.................     0.40%   0.50%    0.25%
Maximum Annual Charge After a Reset...     1.00%   1.00%     N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                              GMWB I                            GMWB II                       GMWB III
                                    ------------------------------  ------------------------------  ------------------------------
AWB                                 5% of RBB if first withdrawal   5% of RBB if first withdrawal             5% of RBB
                                       before 3rd anniversary          before 3rd anniversary
                                    10% of RBB if first withdrawal  10% of RBB if first withdrawal
                                        after 3rd anniversary          after 3rd  anniversary

ANNUAL CHARGE                                 0.40%                             0.50%                              0.25%

RESET                                          Yes                               Yes                                 No

CAN I CANCEL MY GMWB?                           No                  Yes, after the 5th anniversary  Yes, after the 5th anniversary
                                                                        of GMWB purchase                     of GMWB purchase

INVESTMENT RESTRICTIONS                         No                               Yes                                Yes

WAIVER OF RECALCULATION OF AWB FOR              No                               Yes                                Yes
DISTRIBUTIONS FROM TAX-QUALIFIED
PLANS

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.


      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to --- or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.



      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.


Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                               INCREASING CONTRACT VALUE                DECLINING CONTRACT VALUE
                        --------------------------------------  -----------------------------------------
                                      BASE                                      BASE
                         CONTRACT  CALCULATION                   CONTRACT    CALCULATION
                          VALUE      AMOUNT      BENEFIT BASE      VALUE       AMOUNT      BENEFIT BASE
                        ---------  -----------  --------------  -----------  -----------   --------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE          $ 100,000   $ 100,000   Not Applicable   $ 100,000    $ 100,000    Not Applicable

VALUE AS OF RIDER
MATURITY DATE           $ 115,000   $ 100,000      $100,000      $  85,000    $ 100,000       $100,000

AMOUNT APPLIED TO
CONTRACT VALUE DUE TO
GMAB RIDER                          $     0(1)                                $  15,000(2)

--------------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT

                              ADDITIONAL PURCHASE PAYMENT              ADDITIONAL PURCHASE PAYMENT
                                   WITHIN 12 MONTHS                           AFTER 12 MONTHS
                         -------------------------------------  -------------------------------------------
                                                       BASE                                        BASE
                         CONTRACT  PURCHASE        CALCULATION                     PURCHASE     CALCULATION
                          VALUE    PAYMENT           AMOUNT     CONTRACT VALUE      PAYMENT       AMOUNT
                         --------  --------------  -----------  --------------  --------------  -----------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE           $100,000     $100,000      $ 100,000      $ 100,000       $100,000       $100,000

VALUE BEFORE ADDITIONAL
PURCHASE PAYMENT         $120,000  Not Applicable   $ 100,000      $ 120,000    Not Applicable    $100,000

VALUE AFTER ADDITIONAL
PURCHASE PAYMENT         $130,000      $10,000      $ 110,000      $ 130,000       $ 10,000       $100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

       EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT

                                                  ASSUMING INCREASING CONTRACT VALUE
                             -------------------------------------------------------------------------
                                           BASE         PARTIAL        PARTIAL         REDUCTION TO
                             CONTRACT  CALCULATION    WITHDRAWAL      SURRENDER            BASE
                              VALUE      AMOUNT         AMOUNT        REDUCTION     CALCULATION AMOUNT
                             --------  -----------  --------------  --------------  ------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE               $100,000    $100,000   Not Applicable  Not Applicable  Not Applicable

VALUE IMMEDIATELY PRIOR
TO PARTIAL WITHDRAWAL        $115,000    $100,000   Not Applicable  Not Applicable  Not Applicable

VALUE IMMEDIATELY FOLLOWING
PARTIAL WITHDRAWAL           $105,000    $ 90,000       $10,000         $8,696          $10,000

                        ASSUMING DECLINING CONTRACT VALUE

                                                  ASSUMING INCREASING CONTRACT VALUE
                             -------------------------------------------------------------------------
                                           BASE         PARTIAL        PARTIAL         REDUCTION TO
                             CONTRACT  CALCULATION    WITHDRAWAL      SURRENDER            BASE
                              VALUE      AMOUNT         AMOUNT        REDUCTION     CALCULATION AMOUNT
                             --------  -----------  --------------  --------------  ------------------

VALUE AS OF GMAB RIDER
EFFECTIVE DATE              $100,000     $100,000   Not Applicable  Not Applicable  Not Applicable

VALUE IMMEDIATELY PRIOR
TO PARTIAL WITHDRAWAL        $85,000     $100,000   Not Applicable  Not Applicable  Not Applicable

VALUE IMMEDIATELY FOLLOWING
 PARTIAL WITHDRAWAL          $75,000     $ 88,235        $10,000       $11,765         $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owners who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.



CLASS B SUBACCOUNTS/UNDERLYING FUNDS



LEGG MASON PARTNERS VARIABLE
PORTFOLIOS I, INC.



   Leg Mason Partners Variable High
     Yield Bond Fund  -  Class I
   Leg Mason Partners Variable
     Strategic Bond Fund - Class I



THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.



   Core Plus Fixed Income Portfolio -
     Class II



VAN KAMPEN LIFE INVESTMENT TRUST
   Government Portfolio Class II
     Shares



METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio


GMAB RIDER LIQUIDITY OPTION


During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.


This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date.

You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

     Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

     Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

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

- Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

- If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

- Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

- If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments;
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.


You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70-1/2th birthday for Qualified Contracts and the Annuitant's 95th birthday for Non-qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).



At least 30 days' before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 95th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70-1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the

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

corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.


The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.


DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Variable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Variable Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each Variable Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

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

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION


We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days' after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS


MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Seven and MetLife of CT Separate Account Eight, respectively. (References to "Separate Account" are either to Separate Account Seven or Separate Account Eight, depending on the issuer of your Contract.) Both Separate Account Seven and Separate Account Eight were established on June 30, 1998 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Seven and Separate Account Eight for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the Variable Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Variable Funding Option at net asset value. Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.


Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.



We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.



PERFORMANCE INFORMATION


In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

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


                           FEDERAL TAX CONSIDERATIONS


The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.



GENERAL TAXATION OF ANNUITIES



Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including
IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).



STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.



PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.



TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.



FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract or from any applicable payment and pay it directly to the IRS.


                                       56
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TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED



QUALIFIED ANNUITY CONTRACTS



If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.



TAXATION OF QUALIFIED ANNUITY CONTRACTS



Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.



HURRICANE RELIEF



LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS



Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70-1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70-1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract benfeciaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.



Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.



NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.



INDIVIDUAL RETIREMENT ANNUITIES



To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.



Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).



Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.



Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).



ROTH IRAS



Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.



Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.



NON-QUALIFIED ANNUITY CONTRACTS



If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.



Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.



Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:



     -    a non-taxable return of your purchase payment; or



     -    a taxable payment of earnings.



We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your

Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.



If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.



PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.



PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59-1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.



We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.



The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.



DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES



The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.



OWNERSHIP OF THE INVESTMENTS



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF DEATH BENEFIT PROCEEDS



Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.



OTHER TAX CONSIDERATIONS



TREATMENT OF CHARGES FOR OPTIONAL BENEFITS



The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.



GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.



We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS



The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.



NON-RESIDENT ALIENS



Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.



                                OTHER INFORMATION


THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.


MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company ) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



FINANCIAL STATEMENTS


The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.



MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers but it continues to accept Purchase Payments from existing Contract Owners. The Contracts are offered on a continuous basis.



COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.



We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).



The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.



These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLLC to offer the Contracts. See the Statement of Additional Information--DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT for a list of the broker-dealer firms that received such compensation during 2005, as well as the range of additional compensation paid.



The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.



CONFORMITY WITH STATE AND FEDERAL LAWS


The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or Variable Funding Option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.


LEGAL PROCEEDINGS



In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.85%



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (6/03)                                             2005        1.000           1.077                  -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.034                  -

   Equity Portfolio - Class Y (9/03)                           2005        1.000           1.126              4,146

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.020             27,985

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/00)                               2005        1.000           1.030              5,234

   High Yield Bond Fund - Class I (11/99)                      2005        1.000           1.004             13,533

   Investors Fund - Class I (9/99)                             2005        1.000           1.037                  -

   Large Cap Growth Fund - Class I (6/03)                      2005        1.000           1.033                  -

   Small Cap Growth Fund - Class I (5/00)                      2005        1.000           1.005              2,893

   Strategic Bond Fund - Class I (9/99)                        2005        1.000           1.001             64,380

Scudder Variable Series I
   Growth and Income Portfolio - Class B (6/03)                2005        1.000           1.030                  -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (6/03)                                                      2005        1.000           1.121             46,401

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
The Travelers Series Trust
   AIM Capital Appreciation Portfolio (6/03)                   2005        1.000           1.071             16,755

   Equity Income Portfolio (6/03)                              2005        1.000           1.024             55,802

   Large Cap Portfolio (6/03)                                  2005        1.000           1.040             20,855

   Managed Allocation Series: Aggressive Portfolio (1/05)      2005        1.000           1.000                  -

   Managed Allocation Series: Conservative Portfolio (1/05)    2005        1.000           1.000                  -

   Managed Allocation Series: Moderate Portfolio (1/05)        2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05)                                                      2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)                                            2005        1.000           1.000                  -

   MFS Total Return Portfolio (6/03)                           2005        1.000           1.005                  -

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.008              3,503

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (6/03)          2005        1.000           1.005             46,417

   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.000           1.212              2,636

   Equity and Income Portfolio - Class II (6/03)               2005        1.000           1.034             17,952

   Equity Growth Portfolio - Class I (5/00)                    2005        1.000           1.112                  -

   Global Franchise Portfolio - Class II (6/03)                2005        1.000           1.065              9,530

   Global Value Equity Portfolio - Class I (8/99)              2005        1.000           1.050                  -

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        1.000           1.106             11,039

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR        YEAR         END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   U.S. Mid Cap Value Portfolio - Class I (9/99)               2005        1.000           1.065             10,183

   Small Company Growth Portfolio - Class II (6/03)            2005        1.000           1.044             10,777

   U.S. Real Estate Portfolio - Class I (10/99)                2005        1.000           1.038             27,566

   Value Portfolio - Class I (6/99)                            2005        1.000           1.030                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2005        1.000           1.029             45,118

   Emerging Growth Portfolio - Class II Shares (6/03)          2005        1.000           1.042                  -

   Enterprise Portfolio - Class II Shares (6/03)               2005        1.000           1.036                  -

   Government Portfolio - Class II Shares (6/03)               2005        1.000           1.001             18,523

   Growth and Income Portfolio - Class II Shares (6/03)        2005        1.000           1.040              2,482

   Money Market Portfolio - Class II Shares (6/03)             2005        1.000           1.005             28,147

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2005        1.000           1.092            131,156

   Mid Cap Portfolio - Service Class 2 (6/03)                  2005        1.000           1.109             23,117


                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                         SEPARATE ACCOUNT CHARGES 2.60%



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (6/03)                                             2005        1.053           1.127             99,243
                                                               2004        1.000           1.053                223

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.058           1.086                  -
                                                               2004        1.000           1.058                  -

   Equity Portfolio - Class Y (9/03)                           2005        1.082           1.243                  -
                                                               2004        1.000           1.082                  -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.069           1.088             30,605
                                                               2004        1.000           1.069                404

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/00)                               2005        1.056           1.070              9,989
                                                               2004        1.000           1.056                  -

   High Yield Bond Fund - Class I (11/99)                      2005        1.102           1.115             45,267
                                                               2004        1.000           1.102              7,216

   Investors Fund - Class I (9/99)                             2005        1.078           1.119                  -
                                                               2004        1.000           1.078                  -

   Large Cap Growth Fund - Class I (6/03)                      2005        0.989           1.014              6,244
                                                               2004        1.000           0.989                  -

   Small Cap Growth Fund - Class I (5/00)                      2005        1.164           1.190                  -
                                                               2004        1.000           1.164                  -

   Strategic Bond Fund - Class I (9/99)                        2005        1.068           1.066            140,796
                                                               2004        1.000           1.068                  -

Scudder Variable Series I
   Growth and Income Portfolio - Class B (6/03)                2005        1.064           1.096                  -
                                                               2004        1.000           1.064                  -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (6/03)                                                      2005        1.164           1.293             67,280
                                                               2004        1.000           1.164              6,131

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
The Travelers Series Trust
   AIM Capital Appreciation Portfolio (6/03)                   2005        1.053           1.116                  -
                                                               2004        1.000           1.053                  -

   Equity Income Portfolio (6/03)                              2005        1.101           1.120             27,975
                                                               2004        1.000           1.101                  -

   Large Cap Portfolio (6/03)                                  2005        1.047           1.109             45,911
                                                               2004        1.000           1.047                  -

   Managed Allocation Series: Aggressive Portfolio (1/05)      2005        1.000           1.000                  -

   Managed Allocation Series: Conservative Portfolio (1/05)    2005        1.000           1.000                  -

   Managed Allocation Series: Moderate Portfolio (1/05)        2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05)                                                      2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)                                            2005        1.000           1.000                  -

   MFS Total Return Portfolio (6/03)                           2005        1.094           1.098             93,565
                                                               2004        1.000           1.094                  -

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        0.995           1.100              2,328

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (6/03)          2005        1.031           1.044             32,791
                                                               2004        1.000           1.031              1,549

   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.317           1.718              1,484
                                                               2004        1.000           1.317                  -

   Equity and Income Portfolio - Class II (6/03)               2005        1.090           1.141             57,536
                                                               2004        1.000           1.090                398

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   Equity Growth Portfolio - Class I (5/00)                    2005        1.048           1.181                  -
                                                               2004        1.000           1.048                  -

   Global Franchise Portfolio - Class II (6/03)                2005        1.077           1.175             71,238
                                                               2004        1.000           1.077                  -

   Global Value Equity Portfolio - Class I (8/99)              2005        1.092           1.126              5,525
                                                               2004        1.000           1.092                  -

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        1.139           1.305                  -
                                                               2004        1.000           1.139                  -

   U.S. Mid Cap Value Portfolio - Class I (9/99)               2005        1.125           1.231             10,225
                                                               2004        1.000           1.125                  -

   Small Company Growth Portfolio - Class II (6/03)            2005        1.131           1.244              2,501
                                                               2004        1.000           1.131                  -

   U.S. Real Estate Portfolio - Class I (10/99)                2005        1.309           1.493              8,854
                                                               2004        1.000           1.309              5,489

   Value Portfolio - Class I (6/99)                            2005        1.136           1.157             35,410
                                                               2004        1.000           1.136              6,186

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2005        1.129           1.146            184,994
                                                               2004        1.000           1.129                  -

   Emerging Growth Portfolio - Class II Shares (6/03)          2005        1.056           1.108             17,940
                                                               2004        1.000           1.056                  -

   Enterprise Portfolio - Class II Shares (6/03)               2005        1.036           1.089                  -
                                                               2004        1.000           1.036                  -

   Government Portfolio - Class II Shares (6/03)               2005        1.035           1.042             38,660
                                                               2004        1.000           1.035                411

   Growth and Income Portfolio - Class II Shares (6/03)        2005        1.111           1.188             85,744
                                                               2004        1.000           1.111                393

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                   PORTFOLIO NAME                              YEAR        YEAR         END OF YEAR       END OF YEAR
--------------------------------------------------             ----    -------------   -------------    ---------------
   Money Market Portfolio - Class II Shares (6/03)             2005        0.990           0.988             10,309
                                                               2004        1.000           0.990                  -

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2005        1.105           1.257             88,742
                                                               2004        1.000           1.105              1,484

   Mid Cap Portfolio - Service Class 2 (6/03)                  2005        1.225           1.409             45,965
                                                               2004        1.000           1.225              5,889



                                      NOTES



The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX B
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.85%



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.000           1.077                  -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.034                  -

   Equity Portfolio - Class Y (10/03)                          2005        1.000           1.126                  -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.020              7,402

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.000           1.030                  -

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.004                  -

   Investors Fund - Class I (7/99)                             2005        1.000           1.037                  -

   Large Cap Growth Fund - Class I (8/03)                      2005        1.000           1.033                  -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.005                  -

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           1.001                  -

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.000           1.030                  -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.000           1.121             22,814

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
The Travelers Series Trust

   AIM Capital Appreciation Portfolio (8/03)                   2005        1.000           1.071                  -

   Equity Income Portfolio (8/03)                              2005        1.000           1.024                  -

   Large Cap Portfolio (8/03)                                  2005        1.000           1.040                  -

   Managed Allocation Series: Aggressive Portfolio (1/05)      2005        1.000           1.000                  -

   Managed Allocation Series: Conservative Portfolio (1/05)    2005        1.000           1.000                  -

   Managed Allocation Series: Moderate Portfolio (1/05)        2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05)                                                      2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)                                            2005        1.000           1.000                  -

   MFS Total Return Portfolio (8/03)                           2005        1.000           1.005              7,474

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.008                  -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.000           1.005             55,488

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.212             37,283

   Equity and Income Portfolio - Class II (8/03)               2005        1.000           1.034                  -

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.112                  -

   Global Franchise Portfolio - Class II (8/03)                2005        1.000           1.065             38,680

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.050             31,790

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.106             29,804

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR        YEAR         END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   U.S. Mid Cap Value Portfolio - Class I (7/99)               2005        1.000           1.065                  -

   Small Company Growth Portfolio - Class II (8/03)            2005        1.000           1.044                  -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.038              7,970

   Value Portfolio - Class I (7/99)                            2005        1.000           1.030                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.000           1.029             25,213

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.000           1.042              6,791

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.000           1.036                  -

   Government Portfolio - Class II Shares (8/03)               2005        1.000           1.001                  -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.000           1.040              7,268

   Money Market Portfolio - Class II Shares (8/03)             2005        1.000           1.005                  -

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.000           1.092             23,615

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.000           1.109                  -


                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                         SEPARATE ACCOUNT CHARGES 2.60%



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.053           1.127             14,165
                                                               2004        1.000           1.053                  -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.058           1.086                  -
                                                               2004        1.000           1.058                  -

   Equity Portfolio - Class Y (10/03)                          2005        1.082           1.243             16,837
                                                               2004        1.000           1.082             37,768

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.069           1.088             14,313
                                                               2004        1.000           1.069                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.056           1.070             87,156
                                                               2004        1.000           1.056                  -

   High Yield Bond Fund - Class I (7/99)                       2005        1.102           1.115             76,802
                                                               2004        1.000           1.102             29,939

   Investors Fund - Class I (7/99)                             2005        1.078           1.119             32,899
                                                               2004        1.000           1.078                  -

   Large Cap Growth Fund - Class I (8/03)                      2005        0.989           1.014              3,828
                                                               2004        1.000           0.989                  -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.164           1.190             43,061
                                                               2004        1.000           1.164              1,609

   Strategic Bond Fund - Class I (7/99)                        2005        1.068           1.066            140,872
                                                               2004        1.000           1.068             37,456

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.064           1.096             21,429
                                                               2004        1.000           1.064                  -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.164           1.293             31,850
                                                               2004        1.000           1.164              7,679

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.053           1.116                  -
                                                               2004        1.000           1.053                  -

   Equity Income Portfolio (8/03)                              2005        1.101           1.120             99,686
                                                               2004        1.000           1.101              4,496

   Large Cap Portfolio (8/03)                                  2005        1.047           1.109             78,754
                                                               2004        1.000           1.047              6,273

   Managed Allocation Series: Aggressive Portfolio (1/05)      2005        1.000           1.000                  -

   Managed Allocation Series: Conservative Portfolio (1/05)    2005        1.000           1.000                  -

   Managed Allocation Series: Moderate Portfolio (1/05)        2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Aggressive Portfolio
   (1/05)                                                      2005        1.000           1.000                  -

   Managed Allocation Series: Moderate-Conservative
   Portfolio (1/05)                                            2005        1.000           1.000                  -

   MFS Total Return Portfolio (8/03)                           2005        1.094           1.098            247,789
                                                               2004        1.000           1.094              2,248

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.100             42,916

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.031           1.044             67,404
                                                               2004        1.000           1.031              3,693

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.317           1.718             11,632
                                                               2004        1.000           1.317                  -

   Equity and Income Portfolio - Class II (8/03)               2005        1.090           1.141            175,347
                                                               2004        1.000           1.090              2,656

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR        YEAR         END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   Equity Growth Portfolio - Class I (7/00)                    2005        1.048           1.181              7,464
                                                               2004        1.000           1.048                  -

   Global Franchise Portfolio - Class II (8/03)                2005        1.077           1.175            336,836
                                                               2004        1.000           1.077             50,142

   Global Value Equity Portfolio - Class I (7/99)              2005        1.092           1.126             41,488
                                                               2004        1.000           1.092                  -

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.139           1.305             57,397
                                                               2004        1.000           1.139                  -

   U.S. Mid Cap Value Portfolio - Class I (7/99)               2005        1.125           1.231             59,234
                                                               2004        1.000           1.125             20,015

   Small Company Growth Portfolio - Class II (8/03)            2005        1.131           1.244             12,817
                                                               2004        1.000           1.131                314

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.309           1.493             16,046
                                                               2004        1.000           1.309              1,439

   Value Portfolio - Class I (7/99)                            2005        1.136           1.157                  -
                                                               2004        1.000           1.136                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.129           1.146            262,662
                                                               2004        1.000           1.129             65,187

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.056           1.108             19,901
                                                               2004        1.000           1.056                  -

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.036           1.089             31,161
                                                               2004        1.000           1.036             18,944

   Government Portfolio - Class II Shares (8/03)               2005        1.035           1.042             36,497
                                                               2004        1.000           1.035                  -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.111           1.188            142,115
                                                               2004        1.000           1.111             20,758

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 2.60% (CONTINUED)



                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                   PORTFOLIO NAME                              YEAR        YEAR         END OF YEAR       END OF YEAR
--------------------------------------------------             ----    -------------   -------------    ---------------
   Money Market Portfolio - Class II Shares (8/03)             2005        0.990           0.988             47,242
                                                               2004        1.000           0.990              7,552

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.105           1.257            135,568
                                                               2004        1.000           1.105                  -

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.225           1.409             85,796
                                                               2004        1.000           1.225              1,166



                                      NOTES



The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                   APPENDIX D

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:



                               The Insurance Company
                               Principal Underwriter
                               Distribution and Principal Underwriting Agreement Valuation of Assets
                               Federal Tax Considerations
                               Independent Registered Public Accounting Firm Condensed Financial Information
                               Financial Statements



Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, Annuity Investor Services, One Cityplace, 185 Asylum Street, 3 CP Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC Book-22-80-99, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC Book-22-80-99.


Name: ____________________________________

Address: _________________________________


Check Box:

[ ] MIC Book-22-80-99   [ ] MLAC Book-22-80-99

Book 80                                                              May 1, 2006

                     PREMIER ADVISERS L ANNUITY PROSPECTUS:



           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES



This prospectus describes PREMIER ADVISERS L ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively.)* MeLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."



You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for Contracts purchased on or after May 1, 2006 are:



DWS VARIABLE SERIES I - Class B+
   DWS Growth & Income VIP+



DWS VARIABLE SERIES II - Class B+
   DWS International Select Equity VIP+



LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. - CLASS I+
   Legg Mason Partners Variable All Cap Portfolio+
   Legg Mason Partners Variable High Yield Bond Portfolio+
   Legg Mason Partners Variable Investors Portfolio+
   Legg Mason Partners Variable Large Cap Growth Portfolio+
   Legg Mason Partners Variable Small Cap Growth Portfolio+
   Legg Mason Partners Variable Strategic Bond Portfolio+



LEGG MASON PARTNERS VARIABLE PORTFOLIOS II - Class I+
   Legg Mason Partners Variable Aggressive Growth
     Portfolio+



MET INVESTORS SERIES TRUST - Class A
   Dreman Small-Cap Value Portfolio+
   Met/AIM Capital Appreciation Portfolio+
   Neuberger Berman Real Estate Portfolio+



METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio - Class A+
   FI Large Cap Portfolio - Class A+
   FI Value Leaders Portfolio - Class D+
   MFS Total Return Portfolio - Class F+
   Oppenheimer Global Equity Portfolio - Class B+



MORGAN STANLEY VARIABLE INVESTMENT SERIES - Class Y
   Dividend Growth Portfolio
   Equity Portfolio
   S&P 500 Index Portfolio



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio - Class II
   Emerging Markets Equity Portfolio - Class I
   Equity Growth Portfolio - Class I
   Global Value Equity Portfolio - Class I
   Mid Cap Growth Portfolio - Class I
   Small Company Growth Portfolio -  Class II
   U.S. Mid Cap Value Portfolio - Class I
   Value Portfolio - Class I



VAN KAMPEN LIFE INVESTMENT TRUST - Class II
   Comstock Portfolio
   Emerging Growth Portfolio
   Enterprise Portfolio
   Government Portfolio
   Growth and Income Portfolio



VARIABLE INSURANCE PRODUCTS FUND - Service Class 2
   VIP Contrafund(R) Portfolio
   VIP Mid Cap Portfolio



--------------
+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Annuity Contract - The Variable Funding Options" for more information.



*THE TRAVELERS INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A CONTRACT ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.


The Contract, certain contract features and/or some of the Variable Funding Options may not be available in all states.


This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at Annuity Investor Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION
NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                              PROSPECTUS DATED MAY 1, 2006

                                TABLE OF CONTENTS

Glossary.................................................     3
Summary..................................................     5
Fee Table ...............................................     9
Condensed Financial Information .........................    15
The Annuity Contract....................................     15
   Contract Owner Inquiries..............................    16
   Purchase Payments.....................................    16
   Accumulation Units....................................    16
   The Variable Funding Options..........................    17
The Fixed Account........................................    21
Charges and Deductions...................................    21
   General...............................................    21
   Administrative Charges................................    22
   Mortality and Expense Risk Charge.....................    22
   Withdrawal Charge.....................................    22
   Free Withdrawal Allowance.............................    23
   Transfer Charge.......................................    23
   Enhanced Stepped-Up Provision Charge..................    23
   Guaranteed Minimum Withdrawal Benefit
    Charge...............................................    23
   Guaranteed Minimum Accumulation Benefit
    Charge...............................................    24
   Variable Liquidity Benefit Charge.....................    24
   Variable Funding Option Expenses......................    24
   Premium Tax...........................................    24
   Changes in Taxes Based upon Premium
     or Value............................................    24
Transfers................................................    24
   Dollar Cost Averaging.................................    26
Access to Your Money.....................................    27
   Systematic Withdrawals................................    27
Ownership Provisions.....................................    28
   Types of Ownership....................................    28
     Contract Owner......................................    28
     Beneficiary.........................................    28
     Annuitant...........................................    28
Death Benefit............................................    29
  Death Proceeds before the Maturity Date................    29
  Enhanced Stepped-Up Provision..........................    30
  Payment of Proceeds....................................    30
  Spousal Contract Continuance...........................    32

  Beneficiary Contract Continuance.......................    32

  Planned Death Benefit..................................    33
  Death Proceeds after the Maturity Date.................    33

Living Benefits..........................................    33
   Guaranteed Minimum Withdrawal Benefit.................    33
   Guaranteed Minimum Accumulation Benefit...............    39

The Annuity Period.......................................    45
   Maturity Date.........................................    45
   Allocation of Annuity.................................    45
   Variable Annuity......................................    45
   Fixed Annuity.........................................    46
Payment Options..........................................    46
   Election of Options...................................    46
   Annuity Options.......................................    46
   Variable Liquidity Benefit............................    47
Miscellaneous Contract Provisions........................    47
   Right to Return.......................................    47
   Termination...........................................    47
   Required Reports......................................    48
   Suspension of Payments................................    48
The Separate Accounts....................................    48
   Performance Information...............................    48
Federal Tax Considerations...............................    49
   General Taxation of Annuities.........................    49
   Types of Contracts: Qualified and Non-qualified.......    49
   Qualified Annuity Contracts...........................    49
     Taxation of Qualified Annuity Contracts.............    50
     Mandatory Distributions for Qualified Plans.........    50
   Non-qualified Annuity Contracts.......................    50
     Diversification Requirements for
       Variable Annuities................................    51
     Ownership of the Investments........................    51
     Taxation of Death Benefit Proceeds..................    51
   Other Tax Considerations..............................    51
     Treatment of Charges for Optional
       Death Benefits....................................    51
     Penalty Tax for Premature Distribution..............    52
     Puerto Rico Tax Considerations......................    52
     Non-Resident Aliens.................................    52
Other Information........................................    52
   The Insurance Companies...............................    52
   Financial Statements..................................    53
   Distribution of Variable Annuity Contracts............    53
   Conformity with State and Federal Laws................    54
   Voting Rights.........................................    55
   Restrictions on Financial Transactions................    55
   Legal Proceedings.....................................    55
Appendix A: Condensed Financial Information for MetLife
   of CT Separate Account Seven for Variable Annuities      A-1
Appendix B: Condensed Financial Information for MetLife
   CT Separate Account Eight for Variable Annuities         B-1
Appendix C: Fixed Account................................   C-1
Appendix D: Contents of the Statement of Additional
Information                                                 D-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.


WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                           PREMIER ADVISERS L ANNUITY


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Seven for Variable Annuities ("Separate Account Seven"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Eight for Variable Annuities ("Separate Account Eight"). When we refer to the Separate Account, we are referring to either Separate Account Seven or Separate Account Eight, depending upon your issuing Company.



You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.


WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.


This product is available to owners and Annuitants under the age of 80 as of the Contract Date.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E charge at an annual rate of 1.70%. For Contracts with a value of less than $40,000 we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.



We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in after four full years.

If you select the Enhanced Stepped-Up provision ("E.S.P."), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE WHEN EITHER THE ANNUITANT OR CONTRACT OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.


HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Managed Distribution Program").


HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.


WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B of this prospectus provides more information about Accumulation Unit Values.


ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70-1/2 or retires. These minimum distributions occur during the accumulation phase.


      - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      - ENHANCED STEPPED-UP PROVISION. For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of the beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract.

      - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

      - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE.....................................   6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE....................................... $10 (2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE.....................   6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE.................   $30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for four years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE      WITHDRAWAL CHARGE
----------------------------------------   -----------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               1 years             6%
        1 years               2 years             5%
        2 years               3 years             4%
        3 years               4 years             3%
        4+years                                   0%

(2)   We currently do not assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after four years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT    WITHDRAWAL CHARGE
----------------------------------------   -----------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               1 years             6%
        1 years               2 years             5%
        2 years               3 years             4%
        3 years               4 years             3%
        4+years                                   0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)


We will assess a mortality and expense risk charge ("M&E") of 1.70% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of charges that may apply, depending on the optional features you select:



Mortality and Expense Risk Charge.............     1.70%
Administrative Expense Charge.................     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED.................     1.85%
Optional E.S.P. Charge........................     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED..........................     2.00%
Optional GMAB Charge..........................     0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMAB ONLY SELECTED............................     2.35%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMAB SELECTED(5)...................     2.50%
Optional GMWB I Charge........................     1.00%(6)
Optional GMWB II Charge.......................     1.00%(6)
Optional GMWB III Charge......................     0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED..........................     2.85%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED.........................     2.85%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED........................     2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED....................     3.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED...................     3.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED..................     2.25%


------------------
(5)   GMAB and GMWB cannot both be elected.

(6) The current charges for the GMWB riders with a reset feature (see "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II%.



UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (unless otherwise indicated):



The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES



                                                        MINIMUM   MAXIMUM
                                                        -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)    0.42%     4.47%


UNDERLYING FUND FEES AND EXPENSES


(as a percentage of average daily net assets)



                                           DISTRIBUTION                 TOTAL      CONTRACTUAL FEE    NET TOTAL
                                              AND/OR                    ANNUAL         WAIVER          ANNUAL
                             MANAGEMENT    SERVICE(12b-1)    OTHER     OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                FEE            FEES         EXPENSES   EXPENSES     REIMBURSEMENT     EXPENSES**
---------------              ----------    --------------   --------   ---------   ---------------    ----------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP
     - Class B*                0.47%          0.25%          0.23%       0.95%           0.06%          0.89%(1)
DWS VARIABLE SERIES II
   DWS International
     Select Equity VIP -
     Class B*                  0.75%          0.25%          0.26%       1.26%             --           1.26%
LEGG MASON PARTNERS
   VARIABLE PORTFOLIOS I,
   INC.(CLASS I)
   Legg Mason Partners
     Variable All Cap
     Portfolio                 0.75%            --           0.07%       0.82%             --           0.82%
   Legg Mason Partners
     Variable High Yield
     Bond Portfolio            0.80%            --           0.30%       1.10%             --           1.10%(2)
   Legg Mason Partners
     Variable Investors
     Portfolio                 0.65%            --           0.06%       0.71%             --           0.71%
   Legg Mason Partners
     Variable Large Cap
     Growth Portfolio          0.75%            --           0.72%       1.47%             --           1.47%(2)

   Legg Mason Partners
     Variable Small Cap
     Growth Portfolio          0.75%            --           0.22%       0.97%             --           0.97%
   Legg Mason Partners
     Variable Strategic
     Bond Portfolio            0.65%            --           0.20%       0.85%             --           0.85%(2)
LEGG MASON PARTNERS
   VARIABLE PORTFOLIOS II

   Legg Mason Partners
     Variable Aggressive
     Growth Portfolio -
     Class I                   0.75%      --     0.18%    0.93%      --     0.93%(3)
MET INVESTORS SERIES TRUST
   Dreman Small-Cap Value
     Portfolio - Class A       0.83%      --     3.64%    4.47%    3.37%    1.10%(4)(9)
   Met/AIM Capital
     Appreciation
     Portfolio - Class A       0.76%      --     0.05%    0.81%      --     0.81%(9)
   Neuberger Berman Real
     Estate Portfolio -
     Class A                   0.67%      --     0.03%    0.70%      --     0.70%
METROPOLITAN SERIES FUND,
   INC.
   BlackRock Money Market
     Portfolio - Class A       0.35%      --     0.07%    0.42%    0.01%    0.41%(5)
   FI Large Cap Portfolio
     - Class A                 0.80%      --     0.06%    0.86%      --     0.86%(6)
   FI Value Leaders
     Portfolio - Class D*      0.66%    0.10%    0.07%    0.83%      --     0.83%
   MFS Total Return
     Portfolio - Class F*      0.57%    0.20%    0.16%    0.93%      --     0.93%(7)
   Oppenheimer Global
     Equity Portfolio -
     Class B*                  0.60%    0.25%    0.33%    1.18%      --     1.18%
MORGAN STANLEY VARIABLE
   INVESTMENT SERIES
   Dividend Growth
     Portfolio - Class Y*      0.46%    0.25%    0.11%    0.82%      --     0.82%
   Equity Portfolio Class
     Y*                        0.42%    0.25%    0.11%    0.78%      --     0.78%
   S&P 500 Index Portfolio
     - Class Y*                0.12%    0.25%    0.16%    0.53%      --     0.53%
THE UNIVERSAL
   INSTITUTIONAL FUNDS,
   INC.
   Core Plus Fixed Income
     Portfolio - Class II*     0.38%    0.35%    0.31%    1.04%      --     1.04%(8)
   Emerging Markets Equity
     Portfolio Class I         1.25%      --     0.41%    1.66%      --     1.66%
   Equity Growth Portfolio
     Class I                   0.50%      --     0.33%    0.83%      --     0.83%
   Global Value Equity
     Portfolio - Class I       0.67%      --     0.35%    1.02%      --     1.02%
   Mid Cap Growth
     Portfolio-Class I         0.75%      --     0.34%    1.09%      --     1.09%
   Small Company Growth
     Portfolio-Class II*       0.92%    0.35%    0.54%    1.81%      --     1.81%
   U.S. Mid Cap Value
     Portfolio-Class I         0.72%      --     0.29%    1.01%      --     1.01%
   Value Portfolio-Class I     0.55%      --     0.37%    0.92%      --     0.92%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio-
     Class II*                 0.56%    0.25%    0.03%    0.84%      --     0.84%
   Emerging Growth
     Portfolio-Class II*       0.70%    0.25%    0.07%    1.02%      --     1.02%
   Enterprise Portfolio-
     Class II*                 0.50%    0.25%    0.18%    0.93%      --     0.93%
   Government Portfolio-
     Class II*                 0.50%    0.25%    0.14%    0.89%      --     0.89%
   Growth and Income
     Portfolio-Class II*       0.57%    0.25%    0.04%    0.86%      --     0.86%

VARIABLE INSURANCE
   PRODUCTS FUND
   VIP Contrafund(R)
     Portfolio - Service
     Class 2*                  0.57%    0.25%    0.09%    0.91%      --     0.91%
   VIP Mid Cap Portfolio -
     Service Class 2*          0.57%    0.25%    0.12%    0.94%      --     0.94%



--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.


NOTES


(1) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amount set forth after the portfolio names, B share classes: DWS Capital Growth VIP (0.86%) and DWS Growth & Income VIP (0.89%).



(2) The management fee in the table has been restated to reflect a new fee schedule that became effective November 1, 2005.



(3) Management fees in the table have been restated to reflect a new management fee schedule that became effective on December 1, 2005.



(4) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.10%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.



(5) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.



(6) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.



(7) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.




(8) The portfolio's management fee of 0.375% has been rounded up to 0.38% in the table.



(9) Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.

EXAMPLE



The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.



The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.



The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.



EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies in all Contract Years).



                               If Contract is surrendered at the end     If Contract is NOT surrendered or
                                            of period shown:           annuitized at the end of period shown:
                               -------------------------------------   --------------------------------------
                                                               10       1                            10
FUNDING OPTION                 1 YEAR    3 YEARS   5 YEARS    YEARS    YEAR    3 YEARS   5 YEARS    YEARS
----------------------------   -------   -------   -------   -------   -----   -------   -------   ------
Underlying Fund with Maximum
Total Annual Operating
Expenses                       $ 1,345   $ 2,585   $ 3,559   $ 6,724   $ 745   $ 2,185   $ 3,559   $ 6,724
Underlying Fund with Minimum
Total Annual Operating
Expenses                        $  948   $ 1,455   $ 1,778   $ 3,655   $ 348   $ 1,055   $ 1,778   $ 3,655


                         CONDENSED FINANCIAL INFORMATION


See Appendices A and B


                              THE ANNUITY CONTRACT


Premier Advisers L Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

The Contract is an "L" class contract. This means that the period of time that the withdrawal charge applies on withdrawals may be reduced, but that the mortality and expense risk charge may be higher than other Contracts we offer. If you anticipate that you will not need to make withdrawals from your Contract in the near term, you may want to consider purchasing one of the other contracts we offer. Your agent can provide you with information about these other contracts.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

This product is available to owners and Annuitants under the age of 80 on the Contract Date.

The ages of the owner and Annuitant determine which optional features are available to you.

                                        MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
   DEATH BENEFIT/OPTIONAL FEATURE              ANNUITANT ON THE CONTRACT DATE
-------------------------------------   -----------------------------------------------
Standard Death Benefit                                    80
Enhanced Stepped-Up Provision (E.S.P)                     75

Since certain optional features carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.


Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.



We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.



We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.



In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.



If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.



You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.



ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table--Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)



Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Underlying Fund Fees and Expenses" and "Other Information--Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.



The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.



Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.


The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:






FUNDING                                                   INVESTMENT                                       INVESTMENT
OPTION                                                     OBJECTIVE                                    ADVISER/SUBADVISER
------------------------------------------    ------------------------------------          ---------------------------------------
DWS VARIABLE SERIES I
   DWS Growth & Income VIP - Class B          Seeks long-term growth of capital,             Deutsche Investment Management
                                              current income and growth of income.           Americas Inc.

DWS VARIABLE SERIES II
   DWS International Select Equity VIP -      Seeks capital appreciation.                    Deutsche Investment Management
      Class B                                                                                Americas Inc.
                                                                                             Subadviser: Deutsche Asset Management
                                                                                             Investments Services Ltd.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
   INC. (CLASS I)
   Legg Mason Partners Variable All Cap       Seeks capital appreciation.                    Salomon Brothers Asset Management Inc
      Portfolio
   Legg Mason Partners Variable High Yield    Seeks total return consistent with the         Salomon Brothers Asset Management Inc
      Bond Portfolio                          preservation of capital.
   Legg Mason Partners Variable Investors     Seeks long-term growth of capital.             Salomon Brothers Asset Management Inc
      Portfolio                               Secondarily seeks current income.
   Legg Mason Partners Variable Large Cap     Seeks long-term growth of capital.             Salomon Brothers Asset Management Inc
      Growth Portfolio
   Legg Mason Partners Variable Small Cap     Seeks long-term growth of capital.             Salomon Brothers Asset Management Inc
      Growth Portfolio
   Legg Mason Partners Variable Strategic     Seeks to maximize total return consistent      Salomon Brothers Asset Management Inc
      Bond Portfolio                          with the preservation of capital.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Legg Mason Partners Variable Aggressive    Seeks capital appreciation.                    Salomon Brothers Asset Management Inc
      Growth Portfolio - Class I
MET INVESTORS SERIES TRUST

   Dreman Small-Cap Value Portfolio -
      Class A                                 Seeks capital appreciation.                    Met Investors Advisory LLC
                                                                                             Subadviser: Dreman Value Management
                                                                                             L.L.C.
   Met/AIM Capital Appreciation Portfolio     Seeks capital appreciation.                    Met Investors Advisory LLC
      - Class A                                                                              Subadviser:  AIM Capital Management,
                                                                                             Inc.
   Neuberger Berman Real Estate Portfolio     Seeks to provide total return through          Met Investors Advisory LLC
      - Class A                               investment in real estate securities,          Subadviser: Neuberger Berman
                                              emphasizing both capital appreciation and      Management, Inc.
                                              current income.

METROPOLITAN SERIES FUND, INC.
   BlackRock Money Market Portfolio -         Seeks a high level of current income           MetLife Advisers, LLC
   Class A                                    consistent with preservation of capital.       Subadviser: BlackRock Advisors, Inc.
   FI Large Cap Portfolio - Class A           Seeks long-term growth of capital.             MetLife Advisers, LLC
                                                                                             Subadviser: Fidelity Management &
                                                                                             Research Company
   FI Value Leaders Portfolio - Class D       Seeks long-term growth of capital.             MetLife Advisers, LLC
                                                                                             Subadviser: Fidelity Management &
                                                                                             Research Company
   MFS Total Return Portfolio - Class F       Seeks a favorable total return through         MetLife Advisers, LLC
                                              investment in a diversified portfolio.         Subadviser: Massachusetts Financial
                                                                                             Services Company
   Oppenheimer Global Equity Portfolio -      Seeks capital appreciation.                    MetLife Advisers, LLC
      Class B                                                                                Subadviser: OppenheimerFunds, Inc.

MORGAN STANLEY VARIABLE INVESTMENT SERIES
   Dividend Growth Portfolio - Class Y        Seeks to provide reasonable current income     Morgan Stanley Investment Advisors Inc.
                                              and long-term growth of income and capital.
   Equity Portfolio - Class Y                 Seeks, as its primary objective, growth of     Morgan Stanley Investment Advisors Inc.
                                              capital and, as a secondary objective,
                                              income, but only when consistent with its
                                              primary objective.
   S&P 500 Index Portfolio - Class Y          Seeks to provide investment results that,      Morgan Stanley Investment Advisors Inc.
                                              before expenses, correspond to the total
                                              return of the S&P 500 Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio -         Seeks above-average total return over a        Morgan Stanley Investment Management
      Class II                                market cycle of three to five years.           Inc.
   Emerging Markets Equity Portfolio -        Seeks long-term capital appreciation by        Morgan Stanley Investment Management
      Class I                                 investing primarily in growth oriented         Inc.
                                              securities of issuers in emerging market
                                              countries.
   Equity Growth Portfolio - Class I          Seeks long-term capital appreciation by        Morgan Stanley Investment Management
                                              investing primarily in growth-oriented         Inc.
                                              equity securities of large-capitalization
                                              companies.
   Global Value Equity Portfolio - Class I    Seeks long-term capital appreciation by        Morgan Stanley Investment Management
                                              investing primarily in equity securities of    Inc.
                                              issuers throughout the world, including
                                              U.S. issuers.
   Mid Cap Growth Portfolio - Class I         Seeks long-term capital growth by investing    Morgan Stanley Investment Management
                                              in common stocks and other equity              Inc.
                                              securities.
   Small Company Growth Portfolio -           Seeks long-term capital appreciation.          Morgan Stanley Investment Management
      Class II                                                                               Inc.
   U.S. Mid Cap Value Portfolio - Class I     Seeks long-term capital appreciation.          Morgan Stanley Investment Management
                                                                                             Inc.
   Value Portfolio - Class I                  Seeks above-average total return over a        Morgan Stanley Investment Management
                                              market cycle of three to five years by         Inc.
                                              investing primarily in a portfolio of
                                              common stocks and other equity
                                              securities.

VAN KAMPEN LIFE INVESTMENT TRUST

   Comstock Portfolio - Class II              Seeks capital growth and income through        Van Kampen Asset Management
                                              investments in equity securities, including
                                              common stocks, preferred stocks and
                                              securities convertible into common and
                                              preferred stocks.
   Emerging Growth Portfolio - Class II       Seeks capital appreciation.                    Van Kampen Asset Management
   Enterprise Portfolio - Class II            Seeks capital appreciation through             Van Kampen Asset Management
                                              investments in securities believed by the
                                              portfolio's investment adviser to have
                                              above-average potential for capital
                                              appreciation.
   Government Portfolio - Class II            Seeks to provide investors with high           Van Kampen Asset Management
                                              current return consistent with preservation
                                              of capital.
   Growth and Income Portfolio - Class II     Seeks long-term growth of capital and          Van Kampen Asset Management
                                              income.

VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio - Service      Seeks long-term capital appreciation.          Fidelity Management & Research Company
      Class 2
   VIP Mid Cap Portfolio - Service Class 2    Seeks long-term growth of capital.             Fidelity Management & Research Company



ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS



UNDERLYING FUND NAME CHANGES



                  FORMER NAME                                                             NEW NAME
--------------------------------------------------------        -----------------------------------------------------------
GREENWICH STREET SERIES FUND                                    LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Salomon Brothers Variable Aggressive Growth Portfolio           Legg Mason Partners Variable Aggressive Growth Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                     LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                                    Legg Mason Partners Variable All Cap Portfolio
   High Yield Bond Fund                                            Legg Mason Partners Variable High Yield Bond Portfolio
   Investors Fund                                                  Legg Mason Partners Variable Investors Portfolio
   Large Cap Growth Fund                                           Legg Mason Partners Variable Large Cap Growth Portfolio
   Small Cap Growth Fund                                           Legg Mason Partners Variable Small Cap Growth Portfolio
   Strategic Bond Fund                                             Legg Mason Partners Variable Strategic Bond Portfolio
SCUDDER VARIABLE SERIES I                                       DWS VARIABLE SERIES I
   Growth and Income Portfolio                                     DWS Growth & Income VIP
SCUDDER VARIABLE SERIES II                                      DWS VARIABLE SERIES II
   Scudder International Select Equity Portfolio                   DWS International Select Equity VIP



UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with or reorganized into the new Underlying Funds.



           FORMER UNDERLYING FUND                                           NEW UNDERLYING FUND
--------------------------------------------------------        ------------------------------------------
THE TRAVELERS SERIES TRUST                                      MET INVESTORS SERIES TRUST
   AIM Capital Appreciation Portfolio                              Met/AIM Capital Appreciation Portfolio
   Style Focus Series: Small Cap Value Portfolio                   Dreman Small-Cap Value Portfolio
                                                                METROPOLITAN SERIES FUND, INC.
   Equity Income Portfolio                                         FI Value Leaders Portfolio
   Large Cap Portfolio                                             FI Large Cap Portfolio
   MFS Total Return Portfolio                                      MFS Total Return Portfolio



UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.



           FORMER UNDERLYING FUND                                          NEW UNDERLYING FUND
--------------------------------------------------------        ------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                         METROPOLITAN SERIES FUND, INC.
   Equity and Income Portfolio                                     MFS Total Return Portfolio
   Global Franchise Portfolio                                      Oppenheimer Global Equity Portfolio
                                                                MET INVESTORS SERIES TRUST
   U.S. Real Estate Securities Portfolio                           Neuberger Berman Real Estate Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST                                METROPOLITAN SERIES FUND, INC.
   Money Market Portfolio                                          BlackRock Money Market Portfolio

                                  FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      - the ability for you to make withdrawals and surrenders under the Contracts

      - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

      - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

      - administration of the annuity options available under the Contracts and

      -     the distribution of various reports to Contract Owners

Costs and expenses we incur include:

      - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

      - sales and marketing expenses including commission payments to your registered representative and

      -     other costs of doing business

Risks we assume include:

      - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      - that the amount of the death benefit will be greater than the Contract Value and

      - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


ADMINISTRATIVE CHARGES


There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct this charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge of 1.70% annually from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn during the first four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

      YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
----------------------------------------------         -----------------
GREATER THAN OR EQUAL TO         BUT LESS THAN
       0 years                      1 years                   6%
       1 years                      2 years                   5%
       2 years                      3 years                   4%
       3 years                      4 years                   3%
      4+ years                                                0%

For purposes of the withdrawal charge calculations, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies; then

      (b) any remaining free withdrawal allowance (as described below) after being reduced by (a); then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis); then

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal chare form the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      - due to the death of the Contract Owner of the Annuitant (with no Contingent Annuitant surviving);

      -     if a lifetime annuity payout has begun;

      -     under the Managed Distribution Program;

      - if you elect Annuity Payments for a fixed period of at least five years

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge (during the first Contract Year, we will apply the free withdrawal allowance to withdrawals under the Systematic Withdrawal Program). If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.


Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.


TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ENHANCED STEPPED-UP PROVISION CHARGE

If you select the E.S.P., an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE


If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.


GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If you select the Variable Liquidity Benefit, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT MADE              WITHDRAWAL CHARGE
----------------------------------------------         -----------------
GREATER THAN OR EQUAL TO         BUT LESS THAN
          0 years                   1 years                   6%
          1 years                   2 years                   5%
          2 years                   3 years                   4%
          3 years                   4 years                   3%
         4+ years                                             0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.


MARKET TIMING/EXCESSIVE TRADING



Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., the Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio,

Legg Mason Partners Variable Strategic Bond Portfolio, DWS International Select Equity VIP, Dreman Small-Cap Value Portfolio, Universal Institutional Funds Emerging Markets Equity Portfolio, Universal Institutional Funds Global Value Equity Portfolio, Universal Institutional Funds Small Company Growth Portfolio and Oppenheimer Global Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.



We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:



- reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or



- reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request, certain information about trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Funds to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.



In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.



DOLLAR COST AVERAGING


Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve-months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6-Month, 12-Month or 24-Month DCA Program. The DCA Programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of the Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12-months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12-months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-DCA Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the DCA Program. In that event, transfers will be made from the Money Market Variable Funding Option.

                              ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the Business Day after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.


If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.


SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).


Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2 . There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.



MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.


                              OWNERSHIP PROVISIONS

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, Annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      -     the death benefit will not be payable upon the Annuitant's death

      -     the Contingent Annuitant becomes the Annuitant and

      -     all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

      (1)   the Contract Value on the Death Report Date; or

      (2)   your total adjusted Purchase Payment (see below); or*

      (3)   the "Step-Up Value" (if any, as described below).

* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or Partial Surrender Reductions as described below.


PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT. The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.

STEP-UP VALUE: The Partial Surrender Reduction equals (1) the Step-Up value in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTION. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment or Step-Up Value as follows:


      $50,000 x ($10,000/$55,000) = $9,090



Your new adjusted Purchase Payment or Step-Up Value would be $50,000 - $9,090, or $40,910.


The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment or Step-Up Value as follows:


      $50,000 x ($10,000/$30,000) = $16,666



Your new Adjusted Purchase Payment or Step-Up Value would be $50,000 - $16,666 or $33,334.


ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE WHEN EITHER THE ANNUITANT OR CONTRACT OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments (described below), calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:


      $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000 - $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:


      $50,000 x ($10,000/$30,000) = $16,666



Your new modified Purchase Payment would be $50,000 - $16,666 = $33,334.


PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

                                                                                                     MANDATORY
  BEFORE THE MATURITY DATE,        THE COMPANY WILL                                                PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:      UNLESS. . .                               APPLY*
  ------------------------        --------------------      -----------                            ------------
OWNER (WHO IS NOT THE             The beneficiary           Unless the beneficiary elects          Yes
ANNUITANT) (WITH NO JOINT         (ies), or if none,        to continue the Contract
OWNER)                            to the Contract           rather than receive the
                                  Owner's estate.           distribution.

OWNER (WHO IS THE ANNUITANT)      The beneficiary           Unless the beneficiary elects          Yes
(WITH NO JOINT OWNER)             (ies), or if none,        to continue the Contract
                                  to the Contract           rather than receive the
                                  Owner's estate.           distribution.

JOINT OWNER (WHO IS NOT THE       The surviving joint       Unless the surviving joint             Yes
ANNUITANT)                        owner.                    owner elects to continue the
                                                            Contract.

JOINT OWNER (WHO IS THE           The beneficiary           Unless the beneficiary elects          Yes
ANNUITANT)                        (ies), or if none,        to continue the Contract.
                                  to the surviving
                                  joint owner.

ANNUITANT (WHO IS NOT THE         The beneficiary           Unless the beneficiary elects          Yes
CONTRACT OWNER)                   (ies), or if none,        to continue the Contract
                                  to the Contract           rather than receive the
                                  Owner.                    distribution.

                                                            But if there is a Contingent
                                                            Annuitant, then, the
                                                            Contingent Annuitant
                                                            becomes the Annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            Maturity Date). The proceeds
                                                            will then be paid upon the
                                                            death of the Contingent
                                                            Annuitant or Contract Owner.

ANNUITANT (WHO IS THE             See death of "owner                                              Yes
CONTRACT OWNER)                   who is the
                                  Annuitant" above.

ANNUITANT (WHERE OWNER IS A       The beneficiary                                                  Yes (Death of
NONNATURAL ENTITY/TRUST)          (ies) or, if none,                                               Annuitant is
                                  to the Contract                                                  treated as
                                  Owner.                                                           death of the

                                                                                                   Contract
                                                                                                   Owner
                                                                                                   in
                                                                                                   these
                                                                                                   circumstances.)

CONTINGENT ANNUITANT              No death proceeds                                                N/A
(ASSUMING ANNUITANT IS STILL      are payable;
ALIVE)                            Contract continues.

BENEFICIARY                       No death proceeds                                                N/A
                                  are payable;
                                  Contract continues.

CONTINGENT BENEFICIARY            No death proceeds                                                N/A
                                  are payable;
                                  Contract continues.

                               QUALIFIED CONTRACTS

                                                                                                    MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                              PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS. . .                             APPLY*
  ------------------------        --------------------       -----------                          ------------
OWNER / ANNUITANT                 The beneficiary            Unless the beneficiary elects              Yes
                                  (ies), or if none,         to continue the Contract
                                  to the Contract            rather than receive a
                                  Owner's estate.            distribution.

BENEFICIARY                       No death proceeds                                                     N/A
                                  are payable;
                                  Contract continues.

CONTINGENT BENEFICIARY            No death proceeds                                                     N/A
                                  are payable;
                                  Contract continues.


--------------
Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract

Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      -     transfer ownership

      -     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

      - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")


For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.



AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III"; we may refer to any one of these as "GMWB". The availability of each rider is shown below.

NAME OF RIDER:                     GMWB I                     GMWB II                     GMWB III
--------------                     ------                     -------                     --------
 ALSO CALLED:                    Principal                   Principal                    Principal
                                 Guarantee                   Guarantee                 Guarantee Value

AVAILABILITY:            Not available for purchase    Available on or after     Not available at this time
                        on or after March 21, 2005,      March 21, 2005 if
                           unless GMWB II is not       approved in your state
                           approved in your state

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.


REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.


ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                          GMWB I             GMWB II           GMWB III
                                                                          ------             -------           --------
If you make your first withdrawal BEFORE the 3rd anniversary after
you purchase GMWB:.................................................     5% of RBB           5% of RBB         5% of RBB
If you make your first withdrawal AFTER the 3rd anniversary after
you purchase GMWB:.................................................     10% of RBB         10% of RBB         5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
                      ----------------------------------------------------   -----------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE             RBB              AWB (5%)
                      --------            ---                --------        --------            ---              --------
VALUES AS OF
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $ 85,000        $100,000             $5,000

PARTIAL WITHDRAWAL       N/A            (100,000           [5,000 X (1-         N/A           (100,000            [5,000 X
REDUCTION (PWR)                    X 10,000/115,000)=    90,000/100,000)]=                X 10,000/85,000)=   (1-88,235/100,000)]=
                                         8,696                  500                            $ 11,765              $588

GREATER OF PWR OR                       $10,000                                                $ 11,765
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,696)                                        (11,765>10,000)

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)            $ 10,000          $10,000               $  500          $ 10,000         $ 11,765             $ 588

VALUE IMMEDIATELY
AFTER WITHDRAWAL      $105,000          $90,000               $4,500          $ 75,000         $ 88,235             $4,412

WITHDRAWAL EXAMPLE FOR GMWB I

                                 ASSUMES 15% GAIN ON INVESTMENT                         ASSUMES 15% LOSS ON INVESTMENT
                      ----------------------------------------------------   -----------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE               RBB               AWB (5%)
                      --------            ---                --------        --------              ----              --------

VALUES AS OF
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000           $100,000             $5,000

IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000            $100,000             $5,000

IMMEDIATELY AFTER     $105,000           91,304               $4,565          $75,000             $88,235             $4,412
WITHDRAWAL
                                      [100,000 --       [5,000 -- (5,000 X                      [100,000 -           [5,000 X
                                       (100,000 X        91,304/100,000)]                       (100,000 X      (88,235/100,000)]
                                    10,000/115,000)]                                       10,000/85,000)]

CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)            $ 10,000          $ 8,696               $ 435           $10,000            $ 11,265             $  588

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  -     a qualified retirement plan (Code Section 401),

                  -     a tax-sheltered annuity (Code Section 403(b)),

                  -     an individual retirement account (Code Sections 408(a)),

                  - an individual retirement annuity (Code Section 408(b)), or

                  -     a qualified deferred compensation plan (Code Section
                        457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives

            (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or


      - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page
            526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).


You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:


      - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.



            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.


      - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                                            GMWB I       GMWB II    GMWB III
                                                            ------       -------    --------
Current Annual Charge................................        0.40%         0.50%      0.25%
Maximum Annual Charge After a Reset..................        1.00%         1.00%       N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      - The total annual payment amount will equal the AWB and will never exceed your RBB, and

      - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

                                   GMWB I                    GMWB II                   GMWB III
AWB                          5% of RBB if first         5% of RBB if first             5% of RBB
                            withdrawal before 3rd     withdrawal before 3rd
                                 anniversary               anniversary
                             10% of RBB if first       10% of RBB if first
                            withdrawal after 3rd       withdrawal after 3rd
                                 anniversary               anniversary
ANNUAL CHARGE                       0.40%                     0.50%                      0.25%
RESET                                Yes                       Yes                         No
CAN I CANCEL MY                      No                 Yes, after the 5th         Yes, after the 5th
GMWB?                                                  anniversary of GMWB        anniversary of GMWB
                                                             purchase                   purchase
INVESTMENT RESTRICTIONS              No                        Yes                        Yes
WAIVER OF                            No                        Yes                        Yes
RECALCULATION OF
AWB FOR
DISTRIBUTIONS FROM
TAX-QUALIFIED PLANS

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.


      - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the --- Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.



      - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.


Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
                                             BASE                                                 BASE
                         CONTRACT        CALCULATION                          CONTRACT        CALCULATION
                          VALUE             AMOUNT        BENEFIT BASE         VALUE             AMOUNT         BENEFIT BASE
                         -------         -----------     --------------       --------        -----------      --------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000        $ 100,000          $ 85,000          $100,000          $100,000

AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                              $      0(1)                                          $ 15,000(2)

----------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT

                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                                                              BASE                                                 BASE
                         CONTRACT         PURCHASE        CALCULATION         CONTRACT          PURCHASE        CALCULATION
                          VALUE            PAYMENT           AMOUNT             VALUE            PAYMENT           AMOUNT
                         --------       --------------    -----------         --------       --------------     -----------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000

VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000

VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

       EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT

                                                         ASSUMING INCREASING CONTRACT VALUE
                                            -----------------------------------------------------------
                                                                     PARTIAL                                  REDUCTION TO
                              CONTRACT      BASE CALCULATION        WITHDRAWAL        PARTIAL SURRENDER     BASE CALCULATION
                                VALUE            AMOUNT               AMOUNT              REDUCTION              AMOUNT
                              --------      ----------------      --------------      -----------------     ----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $ 90,000              $10,000               $8,696               $10,000

                                                         ASSUMING DECLINING CONTRACT VALUE
                                                         ---------------------------------
                                                                     PARTIAL                                  REDUCTION TO
                              CONTRACT      BASE CALCULATION        WITHDRAWAL         PARTIAL SURRENDER    BASE CALCULATION
                                VALUE            AMOUNT               AMOUNT               REDUCTION             AMOUNT
                              --------      ----------------      --------------       -----------------    ----------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $ 85,000          $100,000          Not Applicable        Not Applicable       Not Applicable

VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $ 75,000          $ 88,235              $10,000              $11,765               $11,765

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owners who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      - If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.






 CLASS B SUBACCOUNTS/UNDERLYING FUNDS

 LEGG MASON PARTNERS VARIABLE
 PORTFOLIOS I, INC.
    Leg Mason Partners Variable High
      Yield Bond Fund -- Class I

    Leg Mason Partners Variable
      Strategic Bond Fund -- Class I



 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     Core Plus Fixed Income Portfolio,
      Class II



 VAN KAMPEN LIFE INVESTMENT TRUST
    Government Portfolio Class II Shares



 METROPOLITAN SERIES FUND, INC.
    BlackRock Money Market Portfolio



GMAB RIDER LIQUIDITY OPTION



During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.


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

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

      Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

      Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

- Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

- If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

- Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

- If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments;
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.


You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70-1/2th birthday for Qualified Contracts and the Annuitant's 95th birthday for Non-qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).



At least 30 days' before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 95th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.


The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.


DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Variable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Variable Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each Variable Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                PAYMENT OPTIONS

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

RIGHT TO RETURN


You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.


If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION


We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days' after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS


MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Seven and MetLife of CT Fund Separate Account Eight, respectively. (References to "Separate Account" are either to Separate Account Seven or Separate Account Eight, depending on the issuer of your Contract.) Both Separate Account Seven and Separate Account Eight were established on June 30, 1998 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Seven and Separate Account Eight for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.


All investment income and other distributions of the Variable Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Variable Funding Option at net asset value. Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.



Certain variable annuity separate accounts and variable life insurance Separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.



We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.



PERFORMANCE INFORMATION


In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS


The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.



GENERAL TAXATION OF ANNUITIES



Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).



STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Owners should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.



PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59-1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.



TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.



FEDERAL ESTATE TAXES: While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.



GENERATION-SKIPPING TRANSFER TAX: Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED



QUALIFIED ANNUITY CONTRACTS



If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.



TAXATION OF QUALIFIED ANNUITY CONTRACTS



Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.



HURRICANE RELIEF



LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your tax advisor to determine if hurricane relief is available to your particular situation.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS



Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.



Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Earnings Preservation Benefit, as well as all living benefits such as GMIB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.



NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.



INDIVIDUAL RETIREMENT ANNUITIES



To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.



Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).



Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.



Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).



ROTH IRAS



Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.



Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.



NON-QUALIFIED ANNUITY CONTRACTS



If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.



Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.



Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:



      -     a non-taxable return of your purchase payment; or



      -     a taxable payment of earnings.



We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your

Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.



If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.



PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.



PARTIAL ANNUITIZATION (IF AVAILABLE WITH YOUR CONTRACT) At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59-1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.



We generally will tell you how much of each income payment is a non-taxable return of your Purchase Payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified annuity contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payment equals your Purchase Payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.



The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. discussion of these rules in the SAI.



DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES



The Code requires that any non-qualified variable annuity contracts based on a separate account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the separate account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.



OWNERSHIP OF THE INVESTMENTS



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF DEATH BENEFIT PROCEEDS



Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.



OTHER TAX CONSIDERATIONS



TREATMENT OF CHARGES FOR OPTIONAL BENEFITS



The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.



GUARANTEED BENEFITS. If you have purchased a GMWB, where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.



We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).



PUERTO RICO TAX CONSIDERATIONS



The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.



NON-RESIDENT ALIENS



Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.



                                OTHER INFORMATION


THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.


MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS


The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.


DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS



DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.



MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.



COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.



We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).



The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and MLIDLLC to offer the Contracts. See the Statement of Additional Information--DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT for a list of the broker-dealer firms that received such compensation during 2005, as well as the range of additional compensation paid.



The Company and MLIDLCC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.



CONFORMITY WITH STATE AND FEDERAL LAWS


The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or Variable Funding Option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.


LEGAL PROCEEDINGS



In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.85%



                                                           UNIT VALUE AT                     NUMBER OF UNITS
                                                            BEGINNING OF   UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME               YEAR        YEAR        END OF YEAR        END OF YEAR
-----------------------------------------------     ----   -------------   -------------     ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive
   Growth Fund - Class I Shares (6/03)              2005        1.000          1.077                  -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)       2005        1.000          1.034                  -

   Equity Portfolio - Class Y (9/03)                2005        1.000          1.126              4,146

   S&P 500 Index Portfolio - Class Y (9/03)         2005        1.000          1.020             27,985

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/00)                    2005        1.000          1.030              5,234

   High Yield Bond Fund - Class I (11/99)           2005        1.000          1.004             13,533

   Investors Fund - Class I (9/99)                  2005        1.000          1.037                  -

   Large Cap Growth Fund - Class I (6/03)           2005        1.000          1.033                  -

   Small Cap Growth Fund - Class I (5/00)           2005        1.000          1.005              2,893

   Strategic Bond Fund - Class I (9/99)             2005        1.000          1.001             64,380

Scudder Variable Series I
   Growth and Income Portfolio - Class B (6/03)     2005        1.000          1.030                  -

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                      UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR       END OF YEAR
-----------------------------------------------                ----   -------------    -------------    ---------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio -
   Class B (6/03)                                              2005        1.000           1.121             46,401

The Travelers Series Trust

   AIM Capital Appreciation Portfolio (6/03)                   2005        1.000           1.071             16,755

   Equity Income Portfolio (6/03)                              2005        1.000           1.024             55,802

   Large Cap Portfolio (6/03)                                  2005        1.000           1.040             20,855

   MFS Total Return Portfolio (6/03)                           2005        1.000           1.005                  -

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.008              3,503

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (6/03)          2005        1.000           1.005             46,417

   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.000           1.212              2,636

   Equity and Income Portfolio - Class II (6/03)               2005        1.000           1.034             17,952

   Equity Growth Portfolio - Class I (5/00)                    2005        1.000           1.112                  -

   Global Franchise Portfolio - Class II (6/03)                2005        1.000           1.065              9,530

   Global Value Equity Portfolio - Class I (8/99)              2005        1.000           1.050                  -

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        1.000           1.106             11,039

   U.S. Mid Cap Value Portfolio - Class I (9/99)               2005        1.000           1.065             10,183

   Small Company Growth Portfolio - Class II (6/03)            2005        1.000           1.044             10,777

   U.S. Real Estate Portfolio - Class I (10/99)                2005        1.000           1.038             27,566

   Value Portfolio - Class I (6/99)                            2005        1.000           1.030                  -

Van Kampen Life Investment Trust

   Comstock Portfolio - Class II Shares (6/03)                 2005        1.000           1.029             45,118

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
   Emerging Growth Portfolio - Class II Shares (6/03)          2005        1.000           1.042                  -

   Enterprise Portfolio - Class II Shares (6/03)               2005        1.000           1.036                  -

   Government Portfolio - Class II Shares (6/03)               2005        1.000           1.001             18,523

   Growth and Income Portfolio - Class II Shares (6/03)        2005        1.000           1.040              2,482

   Money Market Portfolio - Class II Shares (6/03)             2005        1.000           1.005             28,147

Variable Insurance Products Fund

   Contrafund(R) Portfolio - Service Class 2 (6/03)            2005        1.000           1.092            131,156

   Mid Cap Portfolio - Service Class 2 (6/03)                  2005        1.000           1.109             23,117


                         CONDENSED FINANCIAL INFORMATION



                         SEPARATE ACCOUNT CHARGES 2.50%



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Greenwich Street Series Fund

   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (6/03)                                             2005        1.209           1.296            184,752

Morgan Stanley Variable Investment Series

   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.153           1.185             53,569

   Equity Portfolio - Class Y (9/03)                           2005        1.165           1.340             47,198

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.173           1.195             37,709

Salomon Brothers Variable Series Funds Inc.

   All Cap Fund - Class I (6/00)                               2005        1.235           1.254            219,608

   High Yield Bond Fund - Class I (11/99)                      2005        1.155           1.169             80,250

   Investors Fund - Class I (9/99)                             2005        1.222           1.270             48,510

   Large Cap Growth Fund - Class I (6/03)                      2005        1.153           1.183            121,594

   Small Cap Growth Fund - Class I (5/00)                      2005        1.418           1.450             51,793

                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
   Strategic Bond Fund - Class I (9/99)                        2005        1.053           1.052             50,365

Scudder Variable Series I

   Growth and Income Portfolio - Class B (6/03)                2005        1.204           1.241             39,701

Scudder Variable Series II

   Scudder International Select Equity Portfolio - Class B
   (6/03)                                                      2005        1.386           1.541            258,152

The Travelers Series Trust

   AIM Capital Appreciation Portfolio (6/03)                   2005        1.197           1.269             41,479

   Equity Income Portfolio (6/03)                              2005        1.216           1.239            178,370

   Large Cap Portfolio (6/03)                                  2005        1.168           1.238             65,057

   MFS Total Return Portfolio (6/03)                           2005        1.158           1.163            314,611

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        0.995           1.101              6,812

The Universal Institutional Funds, Inc.

   Core Plus Fixed Income Portfolio - Class II (6/03)          2005        1.013           1.027            249,036


                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
   Emerging Markets Equity Portfolio - Class I (10/99)         2005        1.624           2.121            132,067

   Equity and Income Portfolio - Class II (6/03)               2005        1.190           1.246            593,951

   Equity Growth Portfolio - Class I (5/00)                    2005        1.169           1.320                881

   Global Franchise Portfolio - Class II (6/03)                2005        1.274           1.391            706,398

   Global Value Equity Portfolio - Class I (8/99)              2005        1.321           1.364             21,776

   Mid Cap Growth Portfolio - Class I (5/00)                   2005        1.417           1.625             43,821

   U.S. Mid Cap Value Portfolio - Class I (9/99)               2005        1.347           1.476             80,722

   Small Company Growth Portfolio - Class II (6/03)            2005        1.421           1.565             65,564

   U.S. Real Estate Portfolio - Class I (10/99)                2005        1.570           1.792             31,589

   Value Portfolio - Class I (6/99)                            2005        1.344           1.371             39,962


                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Van Kampen Life Investment Trust

   Comstock Portfolio - Class II Shares (6/03)                 2005        1.315           1.336          1,001,259

   Emerging Growth Portfolio - Class II Shares (6/03)          2005        1.153           1.211            283,424

   Enterprise Portfolio - Class II Shares (6/03)               2005        1.136           1.195              1,881

   Government Portfolio - Class II Shares (6/03)               2005        0.990           0.997            322,657

   Growth and Income Portfolio - Class II Shares (6/03)        2005        1.272           1.362            369,453

   Money Market Portfolio - Class II Shares (6/03)             2005        0.968           0.967            279,451

Variable Insurance Products Fund

   Contrafund(R) Portfolio - Service Class 2 (6/03)            2005        1.313           1.493            284,939

   Mid Cap Portfolio - Service Class 2 (6/03)                  2005        1.525           1.756            170,849


                                      NOTES



The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX B
                         CONDENSED FINANCIAL INFORMATION



           METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)



The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.



                         SEPARATE ACCOUNT CHARGES 1.85%



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Greenwich Street Series Fund

   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.000           1.077                  -

Morgan Stanley Variable Investment Series

   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.034                  -

   Equity Portfolio - Class Y (10/03)                          2005        1.000           1.126                  -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.020              7,402

Salomon Brothers Variable Series Funds Inc.

   All Cap Fund - Class I (7/99)                               2005        1.000           1.030                  -

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.004                  -

   Investors Fund - Class I (7/99)                             2005        1.000           1.037                  -

   Large Cap Growth Fund - Class I (8/03)                      2005        1.000           1.033                  -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.005                  -

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           1.001                  -

Scudder Variable Series I

   Growth and Income Portfolio - Class B (8/03)                2005        1.000           1.030                  -


                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Scudder Variable Series II

   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.000           1.121             22,814

The Travelers Series Trust

   AIM Capital Appreciation Portfolio (8/03)                   2005        1.000           1.071                  -

   Equity Income Portfolio (8/03)                              2005        1.000           1.024                  -

   Large Cap Portfolio (8/03)                                  2005        1.000           1.040                  -

   MFS Total Return Portfolio (8/03)                           2005        1.000           1.005              7,474

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.008                  -

The Universal Institutional Funds, Inc.

   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.000           1.005             55,488

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.212             37,283

   Equity and Income Portfolio - Class II (8/03)               2005        1.000           1.034                  -

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.112                  -

   Global Franchise Portfolio - Class II (8/03)                2005        1.000           1.065             38,680

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.050             31,790

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.106             29,804

   U.S. Mid Cap Value Portfolio - Class I (7/99)               2005        1.000           1.065                  -

   Small Company Growth Portfolio - Class II (8/03)            2005        1.000           1.044                  -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.038              7,970

   Value Portfolio - Class I (7/99)                            2005        1.000           1.030                  -

Van Kampen Life Investment Trust

   Comstock Portfolio - Class II Shares (8/03)                 2005        1.000           1.029             25,213

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.85% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.000           1.042              6,791

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.000           1.036                  -

   Government Portfolio - Class II Shares (8/03)               2005        1.000           1.001                  -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.000           1.040              7,268

   Money Market Portfolio - Class II Shares (8/03)             2005        1.000           1.005                  -

Variable Insurance Products Fund

   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.000           1.092             23,615

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.000           1.109                  -


                         CONDENSED FINANCIAL INFORMATION



                         SEPARATE ACCOUNT CHARGES 2.50%



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Greenwich Street Series Fund

   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.209           1.296             90,418

Morgan Stanley Variable Investment Series

   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.153           1.185            452,838

   Equity Portfolio - Class Y (10/03)                          2005        1.165           1.340             77,121

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.173           1.195            550,143

Salomon Brothers Variable Series Funds Inc.

   All Cap Fund - Class I (7/99)                               2005        1.235           1.254            444,830

   High Yield Bond Fund - Class I (7/99)                       2005        1.155           1.169            254,068

   Investors Fund - Class I (7/99)                             2005        1.222           1.270             84,234

   Large Cap Growth Fund - Class I (8/03)                      2005        1.153           1.183            209,188

   Small Cap Growth Fund - Class I (6/00)                      2005        1.418           1.450            532,702

                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
   Strategic Bond Fund - Class I (7/99)                        2005        1.053           1.052            999,792

Scudder Variable Series I

   Growth and Income Portfolio - Class B (8/03)                2005        1.204           1.241             69,179

Scudder Variable Series II

   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.386           1.541            380,659

The Travelers Series Trust

   AIM Capital Appreciation Portfolio (8/03)                   2005        1.197           1.269            424,495

   Equity Income Portfolio (8/03)                              2005        1.216           1.239            714,340

   Large Cap Portfolio (8/03)                                  2005        1.168           1.238            496,838

   MFS Total Return Portfolio (8/03)                           2005        1.158           1.163          1,390,944

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.101                  -

The Universal Institutional Funds, Inc.

   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.013           1.027            975,451


                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Emerging Markets Equity Portfolio - Class I (7/99)             2005        1.624           2.121            283,324

Equity and Income Portfolio - Class II (8/03)                  2005        1.190           1.246          1,725,757

Equity Growth Portfolio - Class I (7/00)                       2005        1.169           1.320            252,873

Global Franchise Portfolio - Class II (8/03)                   2005        1.274           1.391          1,584,973

Global Value Equity Portfolio - Class I (7/99)                 2005        1.321           1.364            326,450

Mid Cap Growth Portfolio - Class I (6/00)                      2005        1.417           1.625            218,839

U.S. Mid Cap Value Portfolio - Class I (7/99)                  2005        1.347           1.476            282,163

Small Company Growth Portfolio - Class II (8/03)               2005        1.421           1.565            156,725

U.S. Real Estate Portfolio - Class I (7/99)                    2005        1.570           1.792            254,434

Value Portfolio - Class I (7/99)                               2005        1.344           1.371             99,601


                         CONDENSED FINANCIAL INFORMATION



                   SEPARATE ACCOUNT CHARGES 2.50% (CONTINUED)



                                                                      UNIT VALUE AT                    NUMBER OF UNITS
                                                                      BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR       YEAR         END OF YEAR      END OF YEAR
------------------------------------------------------------   ----   -------------   -------------   ----------------
Van Kampen Life Investment Trust

   Comstock Portfolio - Class II Shares (8/03)                 2005        1.315           1.336          3,150,307

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.153           1.211            765,001

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.136           1.195            252,073

   Government Portfolio - Class II Shares (8/03)               2005        0.990           0.997             99,217

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.272           1.362          1,629,936

   Money Market Portfolio - Class II Shares (8/03)             2005        0.968           0.967            213,551

Variable Insurance Products Fund

   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.313           1.493          1,163,745

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.525           1.756            958,736


                                      NOTES


The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.



Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C


                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                   APPENDIX D


               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:



              The Insurance Company
              Principal Underwriter
              Distribution and Principal Underwriting Agreement
              Valuation of Assets
              Federal Tax Considerations
              Independent Registered Public Accounting Firm
              Condensed Financial Information
              Financial Statements




Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, Annuity Investor Services, One Cityplace, 185 Asylum Street, 3 CP Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-22-80-99, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-22-80-99.


Name:    ____________________________________


Address: ____________________________________


Check Box:
[ ] MIC-Book-22-80-99                                     [ ] MLAC-Book-22-80-99




Book 99                                                              May 1, 2006

                        PREMIER ADVISERS - ASSET MANAGER
                               PREMIER ADVISERS L

                       STATEMENT OF ADDITIONAL INFORMATION


                                      DATED

                                   MAY 1, 2006



                                       FOR

           METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES


                                    ISSUED BY


                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT*



This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2006. A copy of the Prospectus may be obtained by writing to MetLife Life and Annuity Company of Connecticut, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-9325 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                TABLE OF CONTENTS


THE INSURANCE COMPANY................................................      2
PRINCIPAL UNDERWRITER................................................      2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT....................      2
VALUATION OF ASSETS..................................................      3
FEDERAL TAX CONSIDERATIONS...........................................      5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................      8
CONDENSED FINANCIAL INFORMATION .....................................     10
FINANCIAL STATEMENTS.................................................      1



* The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

THE INSURANCE COMPANY

MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.


STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.


The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE SEPARATE ACCOUNT. MetLife of CT Separate Account Eight for Variable Annuities (formerly known as The Travelers Separate Account Eight for Variable Annuities) (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                              PRINCIPAL UNDERWRITER


MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. MLIDLLC is affiliated with the Company and the Separate Account.


                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT


Information about the distribution of the Contracts is contained in the prospectus (see "Other Information - Distribution of the Variable Annuity Contracts"). Additional information is provided below.



Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDLLC and the Company, MLIDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDLLC for certain sales and overhead expenses connected with sales functions.



The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                        MLIDLLC Underwriting Commissions

          UNDERWRITING COMMISSIONS PAID TO    AMOUNT OF UNDERWRITING COMMISSIONS
YEAR           MLIDLLC BY THE COMPANY                 RETAINED BY MLIDLLC
----      --------------------------------    ----------------------------------
2005                $94,264,724                               $0

2004                $125,706,000                              $0
2003                $121,901,000                              $0

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $3,617,678 to $1,894. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $38,782,702 to $584,889. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $42,400,380 to $175,737.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.

Linsco/Private Ledger
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
DWS Scudder Distributors, Inc.
Citigroup Global Markets Inc. (d/b/a/ Smith Barney)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.


                               VALUATION OF ASSETS


FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.



THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

            (a) = investment income plus capital gains and losses (whether realized or unrealized);

            (b) = any deduction for applicable taxes (presently zero); and

            (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)



                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

            EffectiveYield = ((BaseReturn + 1) to the power of (365 / 7)) - 1

Where:

BaseReturn = (AUVChange - ContractChargeAdjustment) / PriorAUV.
AUVChange = CurrentAUV - PriorAUV.
ContractChargeAdjustment = AverageAUV * Period Charge.
AverageAUV = (CurrentAUV + PriorAUV) / 2.
PeriodCharge = AnnualContractFee * (7/365).
PriorAUV = Unit value as of 7 days prior.
CurrentAUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

BaseReturn = AUVChange / PriorAUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.


                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.


FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70-1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70-1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution.

Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 -1/2, or in the case of hardship.

SECTION 403(b) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

            (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

            (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

            (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law, or

            (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S. citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of The Travelers Separate Account Eight for Variable Annuities as of December 31, 2005 and for the period in the year then ended and The Travelers Life and Annuity Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., Push Down Basis of Accounting Required in Certain Limited Circumstances and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No.141, Business Combinations) as of December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, included herein, and the statement of changes in net assets of The Travelers Separate Account Eight for Variable Annuities for the year ended December 31, 2004, and financial highlights for each of the years in the four-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.60%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005        1.300             1.331               649,017
                                                            2004        1.219             1.300               867,428
                                                            2003        0.891             1.219               908,946
                                                            2002        1.208             0.891               822,720
                                                            2001        1.205             1.208             1,057,435
                                                            2000        1.035             1.205               769,835
                                                            1999        1.000             1.035               255,200

    High Yield Bond Fund - Class I (7/99)                   2005        1.467             1.499               282,617
                                                            2004        1.342             1.467               742,721
                                                            2003        1.098             1.342             1,338,493
                                                            2002        1.039             1.098             1,176,890
                                                            2001        1.004             1.039               287,675
                                                            2000        1.021             1.004               200,931
                                                            1999        1.000             1.021               100,089

    Investors Fund - Class I (7/99)                         2005        1.073             1.125               256,241
                                                            2004        0.988             1.073               365,664
                                                            2003        0.759             0.988               384,122
                                                            2002        1.002             0.759               370,747
                                                            2001        1.062             1.002               484,211
                                                            2000        0.936             1.062               445,686
                                                            1999        1.000             0.936               244,831

    Small Cap Growth Fund - Class I (6/00)                  2005        0.960             0.991               430,613
                                                            2004        0.847             0.960               491,098
                                                            2003        0.578             0.847               504,804
                                                            2002        0.900             0.578               502,537
                                                            2001        0.986             0.900               264,373
                                                            2000        1.000             0.986               129,935

    Strategic Bond Fund - Class I (7/99)                    2005        1.400             1.412             1,329,405
                                                            2004        1.334             1.400             1,603,998
                                                            2003        1.197             1.334             1,871,925
                                                            2002        1.118             1.197             1,481,981
                                                            2001        1.062             1.118               660,862
                                                            2000        1.006             1.062               362,892
                                                            1999        1.000             1.006                69,985

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
The Universal Institutional Funds, Inc.
    Emerging Markets Equity Portfolio - Class I (7/99)      2005        1.193              1.572              146,576
                                                            2004        0.985              1.193              351,391
                                                            2003        0.668              0.985              736,235
                                                            2002        0.746              0.668              376,914
                                                            2001        0.810              0.746              370,025
                                                            2000        1.355              0.810              485,308
                                                            1999        1.000              1.355              353,532

    Equity Growth Portfolio - Class I (7/00)                2005        0.635              0.723            1,198,266
                                                            2004        0.599              0.635            1,256,017
                                                            2003        0.487              0.599            1,412,514
                                                            2002        0.686              0.487            1,135,054
                                                            2001        0.822              0.686            1,048,607
                                                            2000        1.000              0.822              447,299

    Global Value Equity Portfolio - Class I (7/99)          2005        1.134              1.181            1,481,222
                                                            2004        1.015              1.134            1,785,803
                                                            2003        0.799              1.015            1,645,461
                                                            2002        0.977              0.799            1,292,179
                                                            2001        1.068              0.977            1,268,490
                                                            2000        0.974              1.068              898,718
                                                            1999        1.000              0.974              452,564

    Mid Cap Growth Portfolio - Class I (6/00)               2005        0.676              0.783              503,410
                                                            2004        0.565              0.676              654,359
                                                            2003        0.405              0.565              693,580
                                                            2002        0.598              0.405              418,051
                                                            2001        0.860              0.598              503,152
                                                            2000        1.000              0.860              498,288

    Mid Cap Value Portfolio - Class I (7/99)                2005        1.199              1.326              962,921
                                                            2004        1.063              1.199            1,350,455
                                                            2003        0.764              1.063            1,506,736
                                                            2002        1.078              0.764            1,523,942
                                                            2001        1.131              1.078            1,407,358
                                                            2000        1.038              1.131            1,115,539
                                                            1999        1.000              1.038              681,124

    Technology Portfolio - Class I (6/00)                   2005        0.233              0.228              638,253
                                                            2004        0.240              0.233              741,481

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Technology Portfolio - Class I  (continued)             2003        0.165              0.240             749,359
                                                            2002        0.329              0.165             955,215
                                                            2001        0.653              0.329             839,503
                                                            2000        1.000              0.653             403,059

    U.S. Real Estate Portfolio - Class I (7/99)             2005        2.181              2.513             393,710
                                                            2004        1.625              2.181             457,565
                                                            2003        1.200              1.625             514,854
                                                            2002        1.229              1.200             554,848
                                                            2001        1.137              1.229             491,439
                                                            2000        0.903              1.137             182,392

    Value Portfolio - Class I (7/99)                        2005        1.280              1.318           1,010,792
                                                            2004        1.104              1.280           1,297,403
                                                            2003        0.837              1.104           1,462,180
                                                            2002        1.092              0.837           1,170,119
                                                            2001        1.085              1.092           1,213,581
                                                            2000        0.937              1.085           1,066,814
                                                            1999        0.882              0.937              37,587

Van Kampen Life Investment Trust
    Comstock Portfolio - Class I Shares (7/99)              2005        1.365              1.402           1,712,663
                                                            2004        1.178              1.365           2,109,682
                                                            2003        0.913              1.178           2,288,986
                                                            2002        1.149              0.913           2,192,266
                                                            2001        1.198              1.149           1,676,318
                                                            2000        1.000              1.198             175,339

    Emerging Growth Portfolio - Class I Shares (7/99)       2005        0.842              0.894             810,688
                                                            2004        0.799              0.842           1,546,363
                                                            2003        0.638              0.799           1,801,588
                                                            2002        0.960              0.638           1,907,006
                                                            2001        1.424              0.960           2,120,867
                                                            2000        1.610              1.424           1,912,024
                                                            1999        1.000              1.610             603,789

    Enterprise Portfolio - Class I Shares (7/99)            2005        0.658              0.700             909,330
                                                            2004        0.643              0.658           1,760,256
                                                            2003        0.519              0.643           2,256,381
                                                            2002        0.746              0.519           2,765,320
                                                            2001        0.953              0.746           2,955,696

                         Condensed FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Enterprise Portfolio - Class I Shares  (continued)      2000        1.134              0.953            2,867,184
                                                            1999        1.000              1.134              687,390

    Government Portfolio - Class I Shares (7/99)            2005        1.276              1.301            1,962,041
                                                            2004        1.245              1.276            2,523,741
                                                            2003        1.243              1.245            2,795,819
                                                            2002        1.153              1.243            4,445,694
                                                            2001        1.095              1.153            2,517,543
                                                            2000        0.990              1.095              496,420
                                                            1999        1.000              0.990               54,074

    Growth and Income Portfolio - Class I Shares (7/99)     2005        1.345              1.456            3,304,837
                                                            2004        1.195              1.345            4,432,786
                                                            2003        0.948              1.195            4,874,982
                                                            2002        1.127              0.948            3,642,087
                                                            2001        1.216              1.127            3,699,639
                                                            2000        1.035              1.216            2,547,180
                                                            1999        1.000              1.035              411,634

    Money Market Portfolio - Class I Shares (7/99)          2005        1.056              1.068              795,848
                                                            2004        1.065              1.056              884,906
                                                            2003        1.076              1.065            1,702,026
                                                            2002        1.080              1.076            8,175,680
                                                            2001        1.059              1.080            4,854,579
                                                            2000        1.016              1.059            2,050,038
                                                            1999        1.000              1.016              392,981

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                PORTFOLIO NAME                              YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Greenwich Street Series Fund
    Salomon Brothers Variable Aggressive Growth
    Fund - Class I Shares (8/03)                            2005         1.216             1.309                6,755
                                                            2004         1.139             1.216                6,757
                                                            2003         1.000             1.139                    -

Morgan Stanley Variable Investment Series
    Dividend Growth Portfolio - Class Y (9/03)              2005         1.159             1.196               14,531
                                                            2004         1.094             1.159               14,531
                                                            2003         1.000             1.094               14,531

    Equity Portfolio - Class Y (10/03)                      2005         1.171             1.352                    -
                                                            2004         1.079             1.171                    -
                                                            2003         1.000             1.079                    -

    S&P 500 Index Portfolio - Class Y (9/03)                2005         1.180             1.206                6,436
                                                            2004         1.092             1.180                6,436
                                                            2003         1.000             1.092                    -

Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005         1.243             1.267              156,250
                                                            2004         1.172             1.243              156,257
                                                            2003         1.000             1.172              155,146

    High Yield Bond Fund - Class I (7/99)                   2005         1.162             1.181               21,599
                                                            2004         1.068             1.162               24,360
                                                            2003         1.000             1.068               21,599

    Investors Fund - Class I (7/99)                         2005         1.230             1.283               26,462
                                                            2004         1.138             1.230               26,599
                                                            2003         1.000             1.138               23,850

    Large Cap Growth Fund - Class I (8/03)                  2005         1.160             1.195               19,998
                                                            2004         1.178             1.160               19,998
                                                            2003         1.000             1.178               19,998

    Small Cap Growth Fund - Class I (6/00)                  2005         1.426             1.465               54,089
                                                            2004         1.265             1.426               54,098
                                                            2003         1.000             1.265               31,636

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                PORTFOLIO NAME                              YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Strategic Bond Fund - Class I (7/99)                    2005         1.059             1.063               86,608
                                                            2004         1.015             1.059               86,608
                                                            2003         1.000             1.015               24,041

Scudder Variable Series I
    Growth and Income Portfolio - Class B (8/03)            2005         1.211             1.254               10,073
                                                            2004         1.127             1.211               10,075
                                                            2003         1.000             1.127                2,913

Scudder Variable Series II
    Scudder International Select Equity Portfolio -
    Class B (8/03)                                          2005         1.395             1.557               62,341
                                                            2004         1.209             1.395               62,345
                                                            2003         1.000             1.209               62,112

The Travelers Series Trust
    AIM Capital Appreciation Portfolio (8/03)               2005         1.204             1.282               13,402
                                                            2004         1.155             1.204               13,402
                                                            2003         1.000             1.155               13,402

    Equity Income Portfolio (8/03)                          2005         1.224             1.252               52,975
                                                            2004         1.138             1.224               52,978
                                                            2003         1.000             1.138                2,237

    Large Cap Portfolio (8/03)                              2005         1.175             1.251                2,694
                                                            2004         1.127             1.175                2,697
                                                            2003         1.000             1.127                    -

    MFS Total Return Portfolio (8/03)                       2005         1.165             1.175              142,066
                                                            2004         1.068             1.165              142,206
                                                            2003         1.000             1.068              106,682

    Style Focus Series: Small Cap Value Portfolio (5/05)    2005         1.000             1.104                    -

The Universal Institutional Funds, Inc.
    Core Plus Fixed Income Portfolio - Class II (8/03)      2005         1.019             1.037                    -
                                                            2004         1.000             1.019               25,908
                                                            2003         1.000             1.000                    -

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Emerging Markets Equity Portfolio - Class I (7/99)      2005         1.635             2.143              38,499
                                                            2004         1.356             1.635              42,038
                                                            2003         1.000             1.356              30,415

    Equity and Income Portfolio - Class II (8/03)           2005         1.197             1.259             156,347
                                                            2004         1.096             1.197             156,356
                                                            2003         1.000             1.096              31,895

    Equity Growth Portfolio - Class I (7/00)                2005         1.176             1.333                   -
                                                            2004         1.115             1.176                   -
                                                            2003         1.000             1.115                   -

    Global Franchise Portfolio - Class II (8/03)            2005         1.282             1.406             113,308
                                                            2004         1.161             1.282             126,018
                                                            2003         1.000             1.161              88,672

    Global Value Equity Portfolio - Class I (7/99)          2005         1.329             1.378              52,685
                                                            2004         1.196             1.329              52,685
                                                            2003         1.000             1.196               7,086

    Mid Cap Growth Portfolio - Class I (6/00)               2005         1.426             1.642              52,957
                                                            2004         1.198             1.426              57,067
                                                            2003         1.000             1.198              34,706

    Mid Cap Value Portfolio - Class I (7/99)                2005         1.356             1.491                   -
                                                            2004         1.208             1.356               4,062
                                                            2003         1.000             1.208                   -

    Small Company Growth Portfolio - Class II (8/03)        2005         1.430             1.581              43,365
                                                            2004         1.228             1.430              47,312
                                                            2003         1.000             1.228              42,280

    U.S. Real Estate Portfolio - Class I (7/99)             2005         1.580             1.811              52,684
                                                            2004         1.183             1.580              55,152
                                                            2003         1.000             1.183              38,101

    Value Portfolio - Class I (7/99)                        2005         1.353             1.385              76,803
                                                            2004         1.172             1.353              76,810
                                                            2003         1.000             1.172              56,884

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Van Kampen Life Investment Trust
    Comstock Portfolio - Class II Shares (8/03)             2005         1.323             1.349             275,740
                                                            2004         1.151             1.323             284,395
                                                            2003         1.000             1.151             137,003

    Emerging Growth Portfolio - Class II Shares (8/03)      2005         1.160             1.223              83,570
                                                            2004         1.110             1.160              83,593
                                                            2003         1.000             1.110              39,359

    Enterprise Portfolio - Class II Shares (8/03)           2005         1.143             1.208              24,765
                                                            2004         1.125             1.143              24,769
                                                            2003         1.000             1.125              20,677

    Government Portfolio - Class II Shares (8/03)           2005         0.996             1.007              26,557
                                                            2004         0.979             0.996              33,681
                                                            2003         1.000             0.979               6,662

    Growth and Income Portfolio - Class II Shares (8/03)    2005         1.280             1.376             136,842
                                                            2004         1.146             1.280             145,600
                                                            2003         1.000             1.146             119,651

    Money Market Portfolio - Class II Shares (8/03)         2005         0.974             0.977               5,291
                                                            2004         0.990             0.974              11,363
                                                            2003         1.000             0.990                   -

Variable Insurance Products Fund
    Contrafund(R) Portfolio - Service Class 2 (8/03)        2005         1.321             1.509              66,545
                                                            2004         1.171             1.321              66,679
                                                            2003         1.000             1.171              30,083

    Mid Cap Portfolio - Service Class 2 (8/03)              2005         1.535             1.774              90,947
                                                            2004         1.257             1.535              90,956
                                                            2003         1.000             1.257              68,777

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                PORTFOLIO NAME                              YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Greenwich Street Series Fund
    Salomon Brothers Variable Aggressive Growth
    Fund - Class I Shares (8/03)                            2005         1.000             1.090                  -

Morgan Stanley Variable Investment Series
    Dividend Growth Portfolio - Class Y (9/03)              2005         1.000             1.030                  -
    Equity Portfolio - Class Y (10/03)                      2005         1.000             1.181                  -
    S&P 500 Index Portfolio - Class Y (9/03)                2005         1.000             1.027                  -

Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005         1.000             1.034                  -
    High Yield Bond Fund - Class I (7/99)                   2005         1.000             1.007                  -
    Investors Fund - Class I (7/99)                         2005         1.000             1.046                  -
    Large Cap Growth Fund - Class I (8/03)                  2005         1.000             1.055                  -
    Small Cap Growth Fund - Class I (6/00)                  2005         1.000             1.075                  -
    Strategic Bond Fund - Class I (7/99)                    2005         1.000             0.993                  -

Scudder Variable Series I
    Growth and Income Portfolio - Class B (8/03)            2005         1.000             1.037                  -

Scudder Variable Series II
    Scudder International Select Equity Portfolio -
    Class B (8/03)                                          2005         1.000             1.122                  -

The Travelers Series Trust
    AIM Capital Appreciation Portfolio (8/03)               2005         1.000             1.080                  -
    Equity Income Portfolio (8/03)                          2005         1.000             1.028                  -
    Large Cap Portfolio (8/03)                              2005         1.000             1.075                  -
    MFS Total Return Portfolio (8/03)                       2005         1.000             1.009                  -

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Style Focus Series: Small Cap Value Portfolio (5/05)    2005         1.000             1.103                 -

The Universal Institutional Funds, Inc.
    Core Plus Fixed Income Portfolio - Class II (8/03)      2005         1.000             1.008                 -
    Emerging Markets Equity Portfolio - Class I (7/99)      2005         1.000             1.254                 -
    Equity and Income Portfolio - Class II (8/03)           2005         1.000             1.050                 -
    Equity Growth Portfolio - Class I (7/00)                2005         1.000             1.172                 -
    Global Franchise Portfolio - Class II (8/03)            2005         1.000             1.084                 -
    Global Value Equity Portfolio - Class I (7/99)          2005         1.000             1.041                 -
    Mid Cap Growth Portfolio - Class I (6/00)               2005         1.000             1.153                 -
    Mid Cap Value Portfolio - Class I (7/99)                2005         1.000             1.095                 -
    Small Company Growth Portfolio - Class II (8/03)        2005         1.000             1.102                 -
    U.S. Real Estate Portfolio - Class I (7/99)             2005         1.000             1.184                 -
    Value Portfolio - Class I (7/99)                        2005         1.000             1.033                 -

Van Kampen Life Investment Trust
    Comstock Portfolio - Class II Shares (8/03)             2005         1.000             1.029                 -
    Emerging Growth Portfolio - Class II Shares (8/03)      2005         1.000             1.071                 -
    Enterprise Portfolio - Class II Shares (8/03)           2005         1.000             1.072                 -
    Government Portfolio - Class II Shares (8/03)           2005         1.000             1.001                 -
    Growth and Income Portfolio - Class II Shares (8/03)    2005         1.000             1.070                 -
    Money Market Portfolio - Class II Shares (8/03)         2005         1.000             1.003                 -

Variable Insurance Products Fund
    Contrafund(R) Portfolio - Service Class 2 (8/03)        2005         1.000             1.131                 -

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                PORTFOLIO NAME                              YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Mid Cap Portfolio - Service Class 2 (8/03)              2005         1.000             1.139                -

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Greenwich Street Series Fund
    Salomon Brothers Variable Aggressive Growth
    Fund - Class I Shares (8/03)                            2005         1.212             1.301              896,976
                                                            2004         1.137             1.212              768,475
                                                            2003         1.000             1.137              123,710

Morgan Stanley Variable Investment Series
    Dividend Growth Portfolio - Class Y (9/03)              2005         1.155             1.189              820,590
                                                            2004         1.093             1.155              709,488
                                                            2003         1.000             1.093              324,388

    Equity Portfolio - Class Y (10/03)                      2005         1.167             1.344              182,571
                                                            2004         1.078             1.167              182,579
                                                            2003         1.000             1.078               55,040

    S&P 500 Index Portfolio - Class Y (9/03)                2005         1.176             1.199              807,540
                                                            2004         1.091             1.176              758,162
                                                            2003         1.000             1.091              106,516

Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005         1.238             1.259            1,651,476
                                                            2004         1.170             1.238            1,003,516
                                                            2003         1.000             1.170              250,700

    High Yield Bond Fund - Class I (7/99)                   2005         1.157             1.174            1,168,333
                                                            2004         1.067             1.157            1,063,414
                                                            2003         1.000             1.067              239,665

    Investors Fund - Class I (7/99)                         2005         1.225             1.275              151,974
                                                            2004         1.136             1.225              114,451
                                                            2003         1.000             1.136               87,423

    Large Cap Growth Fund - Class I (8/03)                  2005         1.155             1.188            1,572,049
                                                            2004         1.177             1.155            1,358,804
                                                            2003         1.000             1.177              214,295

    Small Cap Growth Fund - Class I (6/00)                  2005         1.421             1.456            1,316,143
                                                            2004         1.264             1.421            1,237,229
                                                            2003         1.000             1.264              311,088

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Strategic Bond Fund - Class I (7/99)                    2005         1.055             1.056            3,087,389
                                                            2004         1.013             1.055            2,311,366
                                                            2003         1.000             1.013              494,828

Scudder Variable Series I
    Growth and Income Portfolio - Class B (8/03)            2005         1.206             1.246              374,436
                                                            2004         1.125             1.206              328,808
                                                            2003         1.000             1.125               34,355

Scudder Variable Series II
    Scudder International Select Equity Portfolio -
    Class B (8/03)                                          2005         1.389             1.547            1,453,458
                                                            2004         1.207             1.389            1,000,865
                                                            2003         1.000             1.207              201,627

The Travelers Series Trust
    AIM Capital Appreciation Portfolio (8/03)               2005         1.200             1.274            1,070,053
                                                            2004         1.153             1.200              855,156
                                                            2003         1.000             1.153               33,182

    Equity Income Portfolio (8/03)                          2005         1.219             1.244            1,429,753
                                                            2004         1.136             1.219            1,124,267
                                                            2003         1.000             1.136              344,438

    Large Cap Portfolio (8/03)                              2005         1.171             1.243            1,182,365
                                                            2004         1.125             1.171            1,079,295
                                                            2003         1.000             1.125              234,391

    MFS Total Return Portfolio (8/03)                       2005         1.161             1.167            3,439,209
                                                            2004         1.066             1.161            2,415,077
                                                            2003         1.000             1.066              473,452

    Style Focus Series: Small Cap Value Portfolio (5/05)    2005         1.000             1.102               30,129

The Universal Institutional Funds, Inc.
    Core Plus Fixed Income Portfolio - Class II (8/03)      2005         1.015             1.031            2,649,729
                                                            2004         0.999             1.015            2,170,366
                                                            2003         1.000             0.999              502,081

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Emerging Markets Equity Portfolio - Class I (7/99)      2005         1.628             2.129              476,641
                                                            2004         1.354             1.628              404,594
                                                            2003         1.000             1.354               97,850

    Equity and Income Portfolio - Class II (8/03)           2005         1.192             1.251            5,761,245
                                                            2004         1.095             1.192            4,632,946
                                                            2003         1.000             1.095              993,143

    Equity Growth Portfolio - Class I (7/00)                2005         1.172             1.325              559,692
                                                            2004         1.113             1.172              542,874
                                                            2003         1.000             1.113              266,373

    Global Franchise Portfolio - Class II (8/03)            2005         1.277             1.397            5,307,754
                                                            2004         1.159             1.277            3,560,068
                                                            2003         1.000             1.159              712,480

    Global Value Equity Portfolio - Class I (7/99)          2005         1.324             1.369              765,052
                                                            2004         1.194             1.324              662,267
                                                            2003         1.000             1.194              126,697

    Mid Cap Growth Portfolio - Class I (6/00)               2005         1.421             1.632              746,107
                                                            2004         1.196             1.421              640,775
                                                            2003         1.000             1.196              213,202

    Mid Cap Value Portfolio - Class I (7/99)                2005         1.351             1.482              987,780
                                                            2004         1.207             1.351              844,350
                                                            2003         1.000             1.207              214,167

    Small Company Growth Portfolio - Class II (8/03)        2005         1.425             1.571            1,085,555
                                                            2004         1.226             1.425              975,013
                                                            2003         1.000             1.226              219,327

    U.S. Real Estate Portfolio - Class I (7/99)             2005         1.574             1.799            1,059,815
                                                            2004         1.181             1.574              969,541
                                                            2003         1.000             1.181              237,114

    Value Portfolio - Class I (7/99)                        2005         1.348             1.376              421,475
                                                            2004         1.171             1.348              370,261
                                                            2003         1.000             1.171              113,951

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Van Kampen Life Investment Trust
    Comstock Portfolio - Class II Shares (8/03)             2005         1.318             1.341            9,735,146
                                                            2004         1.149             1.318            7,508,729
                                                            2003         1.000             1.149            1,567,743

    Emerging Growth Portfolio - Class II Shares (8/03)      2005         1.156             1.215            2,901,722
                                                            2004         1.108             1.156            2,178,475
                                                            2003         1.000             1.108              448,232

    Enterprise Portfolio - Class II Shares (8/03)           2005         1.139             1.200              204,500
                                                            2004         1.123             1.139              337,379
                                                            2003         1.000             1.123               70,655

    Government Portfolio - Class II Shares (8/03)           2005         0.992             1.001            1,505,984
                                                            2004         0.978             0.992            1,284,463
                                                            2003         1.000             0.978              205,395

    Growth and Income Portfolio - Class II Shares (8/03)    2005         1.275             1.367            4,370,945
                                                            2004         1.144             1.275            3,778,433
                                                            2003         1.000             1.144            1,217,167

    Money Market Portfolio - Class II Shares (8/03)         2005         0.971             0.971            1,973,748
                                                            2004         0.988             0.971              795,836
                                                            2003         1.000             0.988              152,968

Variable Insurance Products Fund
    Contrafund(R) Portfolio - Service Class 2 (8/03)        2005         1.316             1.499            4,495,658
                                                            2004         1.170             1.316            3,698,740
                                                            2003         1.000             1.170              622,638

    Mid Cap Portfolio - Service Class 2 (8/03)              2005         1.529             1.763            3,080,541
                                                            2004         1.256             1.529            2,616,132
                                                            2003         1.000             1.256              500,612

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Greenwich Street Series Fund
    Salomon Brothers Variable Aggressive Growth Fund -
    Class I Shares (8/03)                                   2005         1.054             1.130              116,139
                                                            2004         1.000             1.054                    -

Morgan Stanley Variable Investment Series
    Dividend Growth Portfolio - Class Y (9/03)              2005         1.059             1.089               21,293
                                                            2004         1.000             1.059                    -

    Equity Portfolio - Class Y (10/03)                      2005         1.083             1.246                9,725
                                                            2004         1.000             1.083                    -

    S&P 500 Index Portfolio - Class Y (9/03)                2005         1.070             1.091              110,495
                                                            2004         1.000             1.070                    -

Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005         1.057             1.073              174,700
                                                            2004         1.000             1.057                5,155

    High Yield Bond Fund - Class I (7/99)                   2005         1.103             1.118              124,207
                                                            2004         1.000             1.103               11,182

    Investors Fund - Class I (7/99)                         2005         1.079             1.122               14,283
                                                            2004         1.000             1.079                    -

    Large Cap Growth Fund - Class I (8/03)                  2005         0.990             1.017               67,658
                                                            2004         1.000             0.990                5,014

    Small Cap Growth Fund - Class I (6/00)                  2005         1.165             1.193              121,887
                                                            2004         1.000             1.165               11,998

    Strategic Bond Fund - Class I (7/99)                    2005         1.069             1.069              656,484
                                                            2004         1.000             1.069              158,164

Scudder Variable Series I
    Growth and Income Portfolio - Class B (8/03)            2005         1.065             1.099               22,153
                                                            2004         1.000             1.065                    -

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Scudder Variable Series II
    Scudder International Select Equity Portfolio -
    Class B (8/03)                                          2005         1.165             1.296              276,731
                                                            2004         1.000             1.165                6,671

The Travelers Series Trust
    AIM Capital Appreciation Portfolio (8/03)               2005         1.054             1.118               25,424
                                                            2004         1.000             1.054                    -

    Equity Income Portfolio (8/03)                          2005         1.101             1.123               60,114
                                                            2004         1.000             1.101                    -

    Large Cap Portfolio (8/03)                              2005         1.048             1.111              231,633
                                                            2004         1.000             1.048                1,480

    MFS Total Return Portfolio (8/03)                       2005         1.095             1.100              295,440
                                                            2004         1.000             1.095               22,499

    Style Focus Series: Small Cap Value Portfolio (5/05)    2005         1.000             1.102               24,747

The Universal Institutional Funds, Inc.
    Core Plus Fixed Income Portfolio - Class II (8/03)      2005         1.031             1.046              251,770
                                                            2004         1.000             1.031               63,461

    Emerging Markets Equity Portfolio - Class I (7/99)      2005         1.318             1.722               58,390
                                                            2004         1.000             1.318                  960

    Equity and Income Portfolio - Class II (8/03)           2005         1.091             1.143              238,268
                                                            2004         1.000             1.091                7,227

    Equity Growth Portfolio - Class I (7/00)                2005         1.049             1.184               51,698
                                                            2004         1.000             1.049                    -

    Global Franchise Portfolio - Class II (8/03)            2005         1.078             1.178              526,177
                                                            2004         1.000             1.078               55,335

    Global Value Equity Portfolio - Class I (7/99)          2005         1.093             1.129               52,832
                                                            2004         1.000             1.093               15,024

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Mid Cap Growth Portfolio - Class I (6/00)               2005         1.140             1.308               60,114
                                                            2004         1.000             1.140                    -

    Mid Cap Value Portfolio - Class I (7/99)                2005         1.126             1.234               93,641
                                                            2004         1.000             1.126                7,920

    Small Company Growth Portfolio - Class II (8/03)        2005         1.132             1.247               99,140
                                                            2004         1.000             1.132               39,786

    U.S. Real Estate Portfolio - Class I (7/99)             2005         1.310             1.496              111,129
                                                            2004         1.000             1.310               34,150

    Value Portfolio - Class I (7/99)                        2005         1.137             1.160               90,508
                                                            2004         1.000             1.137               22,602

Van Kampen Life Investment Trust
    Comstock Portfolio - Class II Shares (8/03)             2005         1.130             1.148              855,522
                                                            2004         1.000             1.130               58,703

    Emerging Growth Portfolio - Class II Shares (8/03)      2005         1.057             1.110               57,576
                                                            2004         1.000             1.057                4,126

    Enterprise Portfolio - Class II Shares (8/03)           2005         1.037             1.092                  935
                                                            2004         1.000             1.037                    -

    Government Portfolio - Class II Shares (8/03)           2005         1.036             1.044              271,607
                                                            2004         1.000             1.036                6,331

    Growth and Income Portfolio - Class II Shares (8/03)    2005         1.112             1.190              227,339
                                                            2004         1.000             1.112               16,671

    Money Market Portfolio - Class II Shares (8/03)         2005         0.991             0.991               38,870
                                                            2004         1.000             0.991                    -

Variable Insurance Products Fund
    Contrafund(R) Portfolio - Service Class 2 (8/03)        2005         1.106             1.259              357,908
                                                            2004         1.000             1.106               60,490

    Mid Cap Portfolio - Service Class 2 (8/03)              2005         1.226             1.413              214,041
                                                            2004         1.000             1.226               18,762

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.50%

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Greenwich Street Series Fund
    Salomon Brothers Variable Aggressive Growth Fund -
    Class I Shares (8/03)                                   2005         1.209             1.296               90,418
                                                            2004         1.136             1.209               81,437
                                                            2003         1.000             1.136               34,009

Morgan Stanley Variable Investment Series
    Dividend Growth Portfolio - Class Y (9/03)              2005         1.153             1.185              452,838
                                                            2004         1.092             1.153              382,241
                                                            2003         1.000             1.092                6,262

    Equity Portfolio - Class Y (10/03)                      2005         1.165             1.340               77,121
                                                            2004         1.077             1.165               80,454
                                                            2003         1.000             1.077                8,663

    S&P 500 Index Portfolio - Class Y (9/03)                2005         1.173             1.195              550,143
                                                            2004         1.091             1.173              437,232
                                                            2003         1.000             1.091               74,917

Salomon Brothers Variable Series Funds Inc.
    All Cap Fund - Class I (7/99)                           2005         1.235             1.254              444,830
                                                            2004         1.170             1.235              305,870
                                                            2003         1.000             1.170               94,304

    High Yield Bond Fund - Class I (7/99)                   2005         1.155             1.169              254,068
                                                            2004         1.066             1.155              276,162
                                                            2003         1.000             1.066              148,678

    Investors Fund - Class I (7/99)                         2005         1.222             1.270               84,234
                                                            2004         1.135             1.222              101,339
                                                            2003         1.000             1.135               55,397

    Large Cap Growth Fund - Class I (8/03)                  2005         1.153             1.183              209,188
                                                            2004         1.176             1.153              180,540
                                                            2003         1.000             1.176               41,470

    Small Cap Growth Fund - Class I (6/00)                  2005         1.418             1.450              532,702
                                                            2004         1.263             1.418              427,091
                                                            2003         1.000             1.263              141,892

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Strategic Bond Fund - Class I (7/99)                    2005         1.053             1.052             999,792
                                                            2004         1.012             1.053             915,104
                                                            2003         1.000             1.012             442,940

Scudder Variable Series I
    Growth and Income Portfolio - Class B (8/03)            2005         1.204             1.241              69,179
                                                            2004         1.124             1.204              92,425
                                                            2003         1.000             1.124              38,547

Scudder Variable Series II
    Scudder International Select Equity Portfolio -
    Class B (8/03)                                          2005         1.386             1.541             380,659
                                                            2004         1.206             1.386             329,619
                                                            2003         1.000             1.206             133,452

The Travelers Series Trust
    AIM Capital Appreciation Portfolio (8/03)               2005         1.197             1.269             424,495
                                                            2004         1.152             1.197             287,199
                                                            2003         1.000             1.152              91,486

    Equity Income Portfolio (8/03)                          2005         1.216             1.239             714,340
                                                            2004         1.135             1.216             584,236
                                                            2003         1.000             1.135             146,584

    Large Cap Portfolio (8/03)                              2005         1.168             1.238             496,838
                                                            2004         1.124             1.168             424,472
                                                            2003         1.000             1.124             143,724

    MFS Total Return Portfolio (8/03)                       2005         1.158             1.163           1,390,944
                                                            2004         1.065             1.158             882,995
                                                            2003         1.000             1.065             274,012

    Style Focus Series: Small Cap Value Portfolio (5/05)    2005         1.000             1.101                   -

The Universal Institutional Funds, Inc.
    Core Plus Fixed Income Portfolio - Class II (8/03)      2005         1.013             1.027             975,451
                                                            2004         0.998             1.013             848,643
                                                            2003         1.000             0.998             335,662

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
    Emerging Markets Equity Portfolio - Class I (7/99)      2005         1.624             2.121              283,324
                                                            2004         1.353             1.624              177,082
                                                            2003         1.000             1.353               62,114

    Equity and Income Portfolio - Class II (8/03)           2005         1.190             1.246            1,725,757
                                                            2004         1.094             1.190            1,537,869
                                                            2003         1.000             1.094              207,638

    Equity Growth Portfolio - Class I (7/00)                2005         1.169             1.320              252,873
                                                            2004         1.112             1.169              212,976
                                                            2003         1.000             1.112               88,001

    Global Franchise Portfolio - Class II (8/03)            2005         1.274             1.391            1,584,973
                                                            2004         1.158             1.274            1,162,794
                                                            2003         1.000             1.158              233,250

    Global Value Equity Portfolio - Class I (7/99)          2005         1.321             1.364              326,450
                                                            2004         1.193             1.321              247,689
                                                            2003         1.000             1.193               67,269

    Mid Cap Growth Portfolio - Class I (6/00)               2005         1.417             1.625              218,839
                                                            2004         1.195             1.417              224,072
                                                            2003         1.000             1.195               76,816

    Mid Cap Value Portfolio - Class I (7/99)                2005         1.347             1.476              282,163
                                                            2004         1.206             1.347              259,329
                                                            2003         1.000             1.206              154,285

    Small Company Growth Portfolio - Class II (8/03)        2005         1.421             1.565              156,725
                                                            2004         1.225             1.421              134,303
                                                            2003         1.000             1.225               61,450

    U.S. Real Estate Portfolio - Class I (7/99)             2005         1.570             1.792              254,434
                                                            2004         1.180             1.570              253,022
                                                            2003         1.000             1.180              123,138

    Value Portfolio - Class I (7/99)                        2005         1.344             1.371               99,601
                                                            2004         1.170             1.344               98,958
                                                            2003         1.000             1.170               26,282

                         CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT                       NUMBER OF UNITS
                                                                     BEGINNING OF      UNIT VALUE AT     OUTSTANDING AT
                     PORTFOLIO NAME                         YEAR         YEAR           END OF YEAR        END OF YEAR
--------------------------------------------------------    ----     -------------     -------------     ---------------
Van Kampen Life Investment Trust
    Comstock Portfolio - Class II Shares (8/03)             2005         1.315             1.336            3,150,307
                                                            2004         1.148             1.315            2,778,635
                                                            2003         1.000             1.148              903,279

    Emerging Growth Portfolio - Class II Shares (8/03)      2005         1.153             1.211              765,001
                                                            2004         1.107             1.153              721,235
                                                            2003         1.000             1.107               70,797

    Enterprise Portfolio - Class II Shares (8/03)           2005         1.136             1.195              252,073
                                                            2004         1.122             1.136              184,053
                                                            2003         1.000             1.122               78,028

    Government Portfolio - Class II Shares (8/03)           2005         0.990             0.997               99,217
                                                            2004         0.977             0.990              124,142
                                                            2003         1.000             0.977               98,832

    Growth and Income Portfolio - Class II Shares (8/03)    2005         1.272             1.362            1,629,936
                                                            2004         1.143             1.272            1,544,927
                                                            2003         1.000             1.143              563,500

    Money Market Portfolio - Class II Shares (8/03)         2005         0.968             0.967              213,551
                                                            2004         0.987             0.968              252,784
                                                            2003         1.000             0.987               68,748

Variable Insurance Products Fund
    Contrafund(R) Portfolio - Service Class 2 (8/03)        2005         1.313             1.493            1,163,745
                                                            2004         1.169             1.313            1,004,512
                                                            2003         1.000             1.169              342,298

    Mid Cap Portfolio - Service Class 2 (8/03)              2005         1.525             1.756              958,736
                                                            2004         1.255             1.525              848,482
                                                            2003         1.000             1.255              224,573

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.



On 04/29/2005, The Scudder Variable Series II: SVS Focused Value and Growth Portfolio - Class B was merged into the Scudder Variable Series I: Growth and Income Portfolio - Class B and is no longer available as a funding option.



On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund - Class A was replaced by The Travelers Series Trust: AIM Capital Appreciation Portfolio and is no longer available as a funding option.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.00%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.000           1.076               -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.034               -

   Equity Portfolio - Class Y (10/03)                          2005        1.000           1.125               -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.020               -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.000           1.029               -

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.003               -

   Investors Fund - Class I (7/99)                             2005        1.000           1.036               -

   Large Cap Growth Fund - Class I (8/03)                      2005        1.000           1.032               -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.005               -

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           1.000               -

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.000           1.029               -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.000           1.120               -

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.000           1.071               -

   Equity Income Portfolio (8/03)                              2005        1.000           1.023               -

   Large Cap Portfolio (8/03)                                  2005        1.000           1.039               -

   MFS Total Return Portfolio (8/03)                           2005        1.000           1.004               -

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR         YEAR        END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.008               -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.000           1.004               -

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.211               -

   Equity and Income Portfolio - Class II (8/03)               2005        1.000           1.033               -

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.111               -

   Global Franchise Portfolio - Class II (8/03)                2005        1.000           1.064               -

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.049               -

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.105               -

   Mid Cap Value Portfolio - Class I (7/99)                    2005        1.000           1.064               -

   Small Company Growth Portfolio - Class II (8/03)            2005        1.000           1.043               -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.037               -

   Value Portfolio - Class I (7/99)                            2005        1.000           1.029               -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.000           1.029               -

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.000           1.042               -

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.000           1.035               -

   Government Portfolio - Class II Shares (8/03)               2005        1.000           1.001               -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.000           1.039               -

   Money Market Portfolio - Class II Shares (8/03)             2005        1.000           1.004               -

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.000           1.091               -

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR         YEAR        END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
Mid Cap Portfolio - Service Class 2 (8/03)                     2005        1.000           1.108               -

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.216           1.309              6,755

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.159           1.196             14,531

   Equity Portfolio - Class Y (10/03)                          2005        1.171           1.352                  -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.180           1.206              6,436

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.243           1.267            156,250

   High Yield Bond Fund - Class I (7/99)                       2005        1.162           1.181             21,599

   Investors Fund - Class I (7/99)                             2005        1.230           1.283             26,462

   Large Cap Growth Fund - Class I (8/03)                      2005        1.160           1.195             19,998

   Small Cap Growth Fund - Class I (6/00)                      2005        1.426           1.465             54,089

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
   Strategic Bond Fund - Class I (7/99)                        2005        1.059           1.063             86,608

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.211           1.254             10,073

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.395           1.557             62,341

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.204           1.282             13,402

   Equity Income Portfolio (8/03)                              2005        1.224           1.252             52,975

   Large Cap Portfolio (8/03)                                  2005        1.175           1.251              2,694

   MFS Total Return Portfolio (8/03)                           2005        1.165           1.175            142,066

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.104                  -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.019           1.037                  -

                         CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT                    NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                    PORTFOLIO NAME                          YEAR         YEAR        END OF YEAR       END OF YEAR
--------------------------------------------------------    ----    -------------   -------------    ---------------
Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.635           2.143             38,499

Equity and Income Portfolio - Class II (8/03)               2005        1.197           1.259            156,347

Equity Growth Portfolio - Class I (7/00)                    2005        1.176           1.333                  -

Global Franchise Portfolio - Class II (8/03)                2005        1.282           1.406            113,308

Global Value Equity Portfolio - Class I (7/99)              2005        1.329           1.378             52,685

Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.426           1.642             52,957

Mid Cap Value Portfolio - Class I (7/99)                    2005        1.356           1.491                  -

Small Company Growth Portfolio - Class II (8/03)            2005        1.430           1.581             43,365

U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.580           1.811             52,684

Value Portfolio - Class I (7/99)                            2005        1.353           1.385             76,803

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                    PORTFOLIO NAME                             YEAR         YEAR        END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.323           1.349            275,740

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.160           1.223             83,570

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.143           1.208             24,765

   Government Portfolio - Class II Shares (8/03)               2005        0.996           1.007             26,557

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.280           1.376            136,842

   Money Market Portfolio - Class II Shares (8/03)             2005        0.974           0.977              5,291

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.321           1.509             66,545

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.535           1.774             90,947

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                      PORTFOLIO NAME                           YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.000           1.075                 -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.033                 -

   Equity Portfolio - Class Y (10/03)                          2005        1.000           1.124                 -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.019                 -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.000           1.028                 -

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.002                 -

   Investors Fund - Class I (7/99)                             2005        1.000           1.035                 -

   Large Cap Growth Fund - Class I (8/03)                      2005        1.000           1.031                 -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.003                 -

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           0.999                 -

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.000           1.028                 -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.000           1.119                 -

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.000           1.069                 -

   Equity Income Portfolio (8/03)                              2005        1.000           1.022                 -

   Large Cap Portfolio (8/03)                                  2005        1.000           1.038                 -

   MFS Total Return Portfolio (8/03)                           2005        1.000           1.003             6,274

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                      PORTFOLIO NAME                           YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.006                 -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.000           1.003                 -

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.210                 -

   Equity and Income Portfolio - Class II (8/03)               2005        1.000           1.032                 -

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.110                 -

   Global Franchise Portfolio - Class II (8/03)                2005        1.000           1.063                 -

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.048                 -

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.104                 -

   Mid Cap Value Portfolio - Class I (7/99)                    2005        1.000           1.063                 -

   Small Company Growth Portfolio - Class II (8/03)            2005        1.000           1.042                 -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.036                 -

   Value Portfolio - Class I (7/99)                            2005        1.000           1.028                 -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.000           1.028             6,017

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.000           1.040                 -

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.000           1.034                 -

   Government Portfolio - Class II Shares (8/03)               2005        1.000           0.999                 -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.000           1.038                 -

   Money Market Portfolio - Class II Shares (8/03)             2005        1.000           1.003                 -

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.000           1.090             5,679

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
              PORTFOLIO NAME                                   YEAR         YEAR        END OF YEAR       END OF YEAR
------------------------------------------                     ----    -------------   -------------    ---------------
Mid Cap Portfolio - Service Class 2 (8/03)                     2005        1.000           1.107               -

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                      PORTFOLIO NAME                           YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.212           1.301             896,976

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.155           1.189             820,590

   Equity Portfolio - Class Y (10/03)                          2005        1.167           1.344             182,571

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.176           1.199             807,540

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.238           1.259           1,651,476

   High Yield Bond Fund - Class I (7/99)                       2005        1.157           1.174           1,168,333

   Investors Fund - Class I (7/99)                             2005        1.225           1.275             151,974

   Large Cap Growth Fund - Class I (8/03)                      2005        1.155           1.188           1,572,049

   Small Cap Growth Fund - Class I (6/00)                      2005        1.421           1.456           1,316,143

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                      PORTFOLIO NAME                           YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
   Strategic Bond Fund - Class I (7/99)                        2005        1.055           1.056           3,087,389

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.206           1.246             374,436

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.389           1.547           1,453,458

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.200           1.274           1,070,053

   Equity Income Portfolio (8/03)                              2005        1.219           1.244           1,429,753

   Large Cap Portfolio (8/03)                                  2005        1.171           1.243           1,182,365

   MFS Total Return Portfolio (8/03)                           2005        1.161           1.167           3,439,209

   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.102              30,129

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.015           1.031           2,649,729

                         CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT                    NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                PORTFOLIO NAME                              YEAR         YEAR        END OF YEAR       END OF YEAR
--------------------------------------------------          ----    -------------   -------------    ---------------
Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.628           2.129             476,641

Equity and Income Portfolio - Class II (8/03)               2005        1.192           1.251           5,761,245

Equity Growth Portfolio - Class I (7/00)                    2005        1.172           1.325             559,692

Global Franchise Portfolio - Class II (8/03)                2005        1.277           1.397           5,307,754

Global Value Equity Portfolio - Class I (7/99)              2005        1.324           1.369             765,052

Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.421           1.632             746,107

Mid Cap Value Portfolio - Class I (7/99)                    2005        1.351           1.482             987,780

Small Company Growth Portfolio - Class II (8/03)            2005        1.425           1.571           1,085,555

U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.574           1.799           1,059,815

Value Portfolio - Class I (7/99)                            2005        1.348           1.376             421,475

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                   PORTFOLIO NAME                              YEAR         YEAR        END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.318           1.341           9,735,146

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.156           1.215           2,901,722

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.139           1.200             204,500

   Government Portfolio - Class II Shares (8/03)               2005        0.992           1.001           1,505,984

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.275           1.367           4,370,945

   Money Market Portfolio - Class II Shares (8/03)             2005        0.971           0.971           1,973,748

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.316           1.499           4,495,658

   Mid Cap Portfolio - Service Class 2 (8/03)                  2005        1.529           1.763           3,080,541

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.40%

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR         YEAR        END OF YEAR       END OF YEAR
-----------------------------------------------------------    ----    -------------   -------------    ---------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund - Class
   I Shares (8/03)                                             2005        1.000           1.074              -

Morgan Stanley Variable Investment Series
   Dividend Growth Portfolio - Class Y (9/03)                  2005        1.000           1.032              -

   Equity Portfolio - Class Y (10/03)                          2005        1.000           1.123              -

   S&P 500 Index Portfolio - Class Y (9/03)                    2005        1.000           1.018              -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (7/99)                               2005        1.000           1.027              -

   High Yield Bond Fund - Class I (7/99)                       2005        1.000           1.002              -

   Investors Fund - Class I (7/99)                             2005        1.000           1.034              -

   Large Cap Growth Fund - Class I (8/03)                      2005        1.000           1.030              -

   Small Cap Growth Fund - Class I (6/00)                      2005        1.000           1.003              -

   Strategic Bond Fund - Class I (7/99)                        2005        1.000           0.998              -

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2005        1.000           1.027              -

Scudder Variable Series II
   Scudder International Select Equity Portfolio - Class B
   (8/03)                                                      2005        1.000           1.118              -

The Travelers Series Trust
   AIM Capital Appreciation Portfolio (8/03)                   2005        1.000           1.069              -

   Equity Income Portfolio (8/03)                              2005        1.000           1.021              -

   Large Cap Portfolio (8/03)                                  2005        1.000           1.037              -

   MFS Total Return Portfolio (8/03)                           2005        1.000           1.002              -

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
                     PORTFOLIO NAME                            YEAR         YEAR        END OF YEAR       END OF YEAR
-------------------------------------------------------        ----    -------------   -------------    ---------------
   Style Focus Series: Small Cap Value Portfolio (5/05)        2005        1.000           1.006               -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (8/03)          2005        1.000           1.002               -

   Emerging Markets Equity Portfolio - Class I (7/99)          2005        1.000           1.209               -

   Equity and Income Portfolio - Class II (8/03)               2005        1.000           1.031               -

   Equity Growth Portfolio - Class I (7/00)                    2005        1.000           1.109               -

   Global Franchise Portfolio - Class II (8/03)                2005        1.000           1.062               -

   Global Value Equity Portfolio - Class I (7/99)              2005        1.000           1.047               -

   Mid Cap Growth Portfolio - Class I (6/00)                   2005        1.000           1.103               -

   Mid Cap Value Portfolio - Class I (7/99)                    2005        1.000           1.062               -

   Small Company Growth Portfolio - Class II (8/03)            2005        1.000           1.041               -

   U.S. Real Estate Portfolio - Class I (7/99)                 2005        1.000           1.035               -

   Value Portfolio - Class I (7/99)                            2005        1.000           1.028               -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (8/03)                 2005        1.000           1.027               -

   Emerging Growth Portfolio - Class II Shares (8/03)          2005        1.000           1.040               -

   Enterprise Portfolio - Class II Shares (8/03)               2005        1.000           1.033               -

   Government Portfolio - Class II Shares (8/03)               2005        1.000           0.999               -

   Growth and Income Portfolio - Class II Shares (8/03)        2005        1.000           1.037               -

   Money Market Portfolio - Class II Shares (8/03)             2005        1.000           1.002               -

Variable Insurance Products Fund
   Contrafund(R) Portfolio - Service Class 2 (8/03)            2005        1.000           1.089               -

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                    NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT    OUTSTANDING AT
              PORTFOLIO NAME                                   YEAR         YEAR        END OF YEAR       END OF YEAR
------------------------------------------                     ----    -------------   -------------    ---------------
Mid Cap Portfolio - Service Class 2 (8/03)                     2005        1.000           1.106               -

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or were not available as of December 31, 2005.



"Number of Units Outstanding at End of Year" may include units for Contracts Owners in payout phase, where appropriate.



If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.



On 04/29/2005, The Scudder Variable Series II: SVS Focused Value and Growth Portfolio - Class B was merged into the Scudder Variable Series I: Growth and Income Portfolio - Class B and is no longer available as a funding option.



On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund - Class A was replaced by The Travelers Series Trust: AIM Capital Appreciation Portfolio and is no longer available as a funding option.

ANNUAL REPORT
DECEMBER 31, 2005

                           THE TRAVELERS SEPARATE ACCOUNT EIGHT
                           FOR VARIABLE ANNUITIES
                                             OF
                           THE TRAVELERS LIFE AND ANNUITY COMPANY

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Separate Account Eight for Variable Annuities and the Board of Directors of The Travelers Life and Annuity Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Separate Account Eight for Variable Annuities (the "Separate Account") of The Travelers Life and Annuity Company ("TLAC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Separate Account Eight for Variable Annuities of TLAC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 22, 2006

                                   APPENDIX A

                       AIM Capital Appreciation Portfolio
                             All Cap Fund - Class I
                       Comstock Portfolio - Class I Shares
                      Comstock Portfolio - Class II Shares
                     Contrafund Portfolio - Service Class 2
                   Core Plus Fixed Income Portfolio - Class II
                            Dividend Growth Portfolio
                   Emerging Growth Portfolio - Class I Shares
                   Emerging Growth Portfolio - Class II Shares
                   Emerging Markets Equity Portfolio - Class I
                      Enterprise Portfolio - Class I Shares
                     Enterprise Portfolio - Class II Shares
                     Equity and Income Portfolio - Class II
                        Equity Growth Portfolio - Class I
                             Equity Income Portfolio
                                Equity Portfolio
                      Global Franchise Portfolio - Class II
                     Global Value Equity Portfolio - Class I
                      Government Portfolio - Class I Shares
                     Government Portfolio - Class II Shares
                      Growth and Income Portfolio - Class B
                  Growth and Income Portfolio - Class I Shares
                  Growth and Income Portfolio - Class II Shares
                         High Yield Bond Fund - Class I
                            Investors Fund - Class I
                         Large Cap Growth Fund - Class I
                               Large Cap Portfolio
                           MFS Total Return Portfolio
                       Mid Cap Growth Portfolio - Class I
                       Mid Cap Portfolio - Service Class 2
                     Money Market Portfolio - Class I Shares
                    Money Market Portfolio - Class II Shares
                        S&P 500 Index Portfolio - Class Y
           Salomon Brothers Variable Aggressive Growth Fund - Class I
                                     Shares
             Scudder International Select Equity Portfolio - Class B
                         Small Cap Growth Fund - Class I
                    Small Company Growth Portfolio - Class II
                          Strategic Bond Fund - Class I
                  Style Focus Series: Small Cap Value Portfolio
                         Technology Portfolio - Class I
                     U.S. Mid Cap Value Portfolio - Class I
                      U.S. Real Estate Portfolio - Class I
                            Value Portfolio - Class I

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Life and Annuity Company and Owners of Variable Annuity Contracts of The Travelers Separate Account Eight for Variable
Annuities:

We have audited the statement of changes in net assets of The Travelers Separate Account Eight for Variable Annuities (comprised of the sub-accounts disclosed in Note 1) for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Separate Account Eight for Variable Annuities for the year then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                             SALOMON
                                            BROTHERS
                                            VARIABLE
                                           AGGRESSIVE
                                          GROWTH FUND -         DIVIDEND                                 S&P 500
                                             CLASS I             GROWTH              EQUITY               INDEX
                                             SHARES            PORTFOLIO           PORTFOLIO            PORTFOLIO
                                        ---------------     ---------------     ---------------     ---------------
ASSETS:
  Investments at market value:          $     1,465,396     $     1,564,333     $       381,829     $     1,921,207
                                        ---------------     ---------------     ---------------     ---------------

      Total Assets ...........                1,465,396           1,564,333             381,829           1,921,207
                                        ---------------     ---------------     ---------------     ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                       89                  96                  24                 117
    Administrative fees ......                        6                   7                   2                   8
                                        ---------------     ---------------     ---------------     ---------------

      Total Liabilities ......                       95                 103                  26                 125
                                        ---------------     ---------------     ---------------     ---------------

NET ASSETS:                             $     1,465,301     $     1,564,230     $       381,803     $     1,921,082
                                        ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             ALL CAP           HIGH YIELD           INVESTORS           LARGE CAP
                                              FUND -          BOND FUND -             FUND -          GROWTH FUND -
                                             CLASS I            CLASS I              CLASS I             CLASS I
                                        ---------------     ---------------     ---------------     ---------------
ASSETS:
  Investments at market value:          $     5,114,096     $     3,245,511     $     1,342,446     $     2,238,736
                                        ---------------     ---------------     ---------------     ---------------

      Total Assets ...........                5,114,096           3,245,511           1,342,446           2,238,736
                                        ---------------     ---------------     ---------------     ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      275                 175                  64                 136
    Administrative fees ......                       21                  13                   5                   9
                                        ---------------     ---------------     ---------------     ---------------

      Total Liabilities ......                      296                 188                  69                 145
                                        ---------------     ---------------     ---------------     ---------------

NET ASSETS:                             $     5,113,800     $     3,245,323     $     1,342,377     $     2,238,591
                                        ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                SCUDDER
                                            GROWTH AND       INTERNATIONAL
   SMALL CAP            STRATEGIC             INCOME         SELECT EQUITY        AIM CAPITAL            EQUITY
 GROWTH FUND -         BOND FUND -         PORTFOLIO -        PORTFOLIO -         APPRECIATION           INCOME
    CLASS I              CLASS I             CLASS B            CLASS B            PORTFOLIO           PORTFOLIO
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     4,228,994     $     8,923,204     $       617,150     $     3,512,455     $     2,040,430     $     3,114,443
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      4,228,994           8,923,204             617,150           3,512,455           2,040,430           3,114,443
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




            236                 478                  38                 213                 124                 189
             18                  37                   2                  14                   9                  13
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            254                 515                  40                 227                 133                 202
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     4,228,740     $     8,922,689     $       617,110     $     3,512,228     $     2,040,297     $     3,114,241
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                   STYLE FOCUS          CORE PLUS
                                                                                     SERIES:              FIXED
                                                                  MFS               SMALL CAP             INCOME
                                           LARGE CAP          TOTAL RETURN            VALUE            PORTFOLIO -
                                           PORTFOLIO           PORTFOLIO            PORTFOLIO            CLASS II
                                        ---------------     ---------------     ---------------     ---------------
ASSETS:
  Investments at market value:          $     2,585,260     $     6,818,552     $       107,993     $     4,292,091
                                        ---------------     ---------------     ---------------     ---------------

      Total Assets ...........                2,585,260           6,818,552             107,993           4,292,091
                                        ---------------     ---------------     ---------------     ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      158                 414                   7                 261
    Administrative fees ......                       11                  28                   1                  18
                                        ---------------     ---------------     ---------------     ---------------

      Total Liabilities ......                      169                 442                   8                 279
                                        ---------------     ---------------     ---------------     ---------------

NET ASSETS:                             $     2,585,091     $     6,818,110     $       107,985     $     4,291,812
                                        ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

   EMERGING                                                                          GLOBAL
    MARKETS             EQUITY AND            EQUITY             GLOBAL              VALUE              MID CAP
    EQUITY                INCOME              GROWTH            FRANCHISE            EQUITY              GROWTH
  PORTFOLIO -          PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
    CLASS I              CLASS II            CLASS I            CLASS II            CLASS I             CLASS I
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     3,109,567     $    10,445,670     $     3,130,002     $    11,340,059     $     4,993,879     $     4,138,214
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      3,109,567          10,445,670           3,130,002          11,340,059           4,993,879           4,138,214
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




            167                 634                 154                 690                 239                 211
             13                  43                  13                  46                  20                  17
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            180                 677                 167                 736                 259                 228
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     3,109,387     $    10,444,993     $     3,129,835     $    11,339,323     $     4,993,620     $     4,137,986
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                              SMALL                                   U.S.
                                             COMPANY                                MID CAP               U.S.
                                             GROWTH             TECHNOLOGY           VALUE            REAL ESTATE
                                           PORTFOLIO -         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
                                            CLASS II             CLASS I            CLASS I             CLASS I
                                        ---------------     ---------------     ---------------     ---------------
ASSETS:
  Investments at market value:          $     2,197,457     $       379,015     $     6,455,407     $     4,351,750
                                        ---------------     ---------------     ---------------     ---------------

      Total Assets ...........                2,197,457             379,015           6,455,407           4,351,750
                                        ---------------     ---------------     ---------------     ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      133                  16                 312                 232
    Administrative fees ......                        9                   2                  27                  18
                                        ---------------     ---------------     ---------------     ---------------

      Total Liabilities ......                      142                  18                 339                 250
                                        ---------------     ---------------     ---------------     ---------------

NET ASSETS:                             $     2,197,315     $       378,997     $     6,455,068     $     4,351,500
                                        ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                EMERGING            EMERGING
                         COMSTOCK            COMSTOCK            GROWTH              GROWTH            ENTERPRISE
     VALUE             PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
  PORTFOLIO -            CLASS I             CLASS II            CLASS I            CLASS II            CLASS I
    CLASS I               SHARES              SHARES             SHARES              SHARES              SHARES
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     3,099,164     $     6,354,231     $    19,830,339     $     2,774,994     $     4,852,201     $     1,670,204
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      3,099,164           6,354,231          19,830,339           2,774,994           4,852,201           1,670,204
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




            144                 268               1,205                 117                 294                  68
             13                  26                  82                  11                  20                   7
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            157                 294               1,287                 128                 314                  75
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     3,099,007     $     6,353,937     $    19,829,052     $     2,774,866     $     4,851,887     $     1,670,129
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                                       GROWTH AND
                                          ENTERPRISE           GOVERNMENT          GOVERNMENT            INCOME
                                          PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                           CLASS II             CLASS I             CLASS II            CLASS I
                                            SHARES               SHARES              SHARES              SHARES
                                        ---------------     ---------------     ---------------     ---------------
ASSETS:
  Investments at market value:          $       630,178     $     3,894,445     $     2,153,268     $     8,055,341
                                        ---------------     ---------------     ---------------     ---------------

      Total Assets ...........                  630,178           3,894,445           2,153,268           8,055,341
                                        ---------------     ---------------     ---------------     ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                       39                 158                 129                 330
    Administrative fees ......                        3                  16                   9                  33
                                        ---------------     ---------------     ---------------     ---------------

      Total Liabilities ......                       42                 174                 138                 363
                                        ---------------     ---------------     ---------------     ---------------

NET ASSETS:                             $       630,136     $     3,894,271     $     2,153,130     $     8,054,978
                                        ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

  GROWTH AND              MONEY              MONEY
    INCOME                MARKET             MARKET         CONTRAFUND(R)           MID CAP
  PORTFOLIO -          PORTFOLIO -        PORTFOLIO -        PORTFOLIO -          PORTFOLIO -
   CLASS II              CLASS I            CLASS II           SERVICE              SERVICE
    SHARES                SHARES             SHARES            CLASS 2              CLASS 2
---------------     ---------------     ---------------     ---------------     ---------------
$     9,089,577     $     2,026,827     $     2,520,805     $     9,507,063     $     7,971,141
---------------     ---------------     ---------------     ---------------     ---------------

      9,089,577           2,026,827           2,520,805           9,507,063           7,971,141
---------------     ---------------     ---------------     ---------------     ---------------




            555                  85                 150                 579                 485
             37                   8                  11                  39                  33
---------------     ---------------     ---------------     ---------------     ---------------

            592                  93                 161                 618                 518
---------------     ---------------     ---------------     ---------------     ---------------

$     9,088,985     $     2,026,734     $     2,520,644     $     9,506,445     $     7,970,623
===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                             SALOMON
                                                            BROTHERS
                                                            VARIABLE
                                                           AGGRESSIVE
                                                          GROWTH FUND -        DIVIDEND                              S&P 500
                                                             CLASS I            GROWTH             EQUITY             INDEX
                                                             SHARES           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                        --------------     --------------     --------------     --------------
INVESTMENT INCOME:
  Dividends ...................................         $           --     $       15,803     $           --     $       29,884
                                                        --------------     --------------     --------------     --------------

EXPENSES:
  Insurance charges ...........................                 26,886             32,165              7,808             40,363
  Administrative fees .........................                  1,826              2,148                518              2,719
                                                        --------------     --------------     --------------     --------------

    Total expenses ............................                 28,712             34,313              8,326             43,082
                                                        --------------     --------------     --------------     --------------

      Net investment income (loss) ............                (28,712)           (18,510)            (8,326)           (13,198)
                                                        --------------     --------------     --------------     --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                 --                 --                 --
    Realized gain (loss) on sale of investments                 10,564              3,033              3,920             39,782
                                                        --------------     --------------     --------------     --------------

      Realized gain (loss) ....................                 10,564              3,033              3,920             39,782
                                                        --------------     --------------     --------------     --------------

    Change in unrealized gain (loss)
      on investments ..........................                120,248             61,231             54,103             24,515
                                                        --------------     --------------     --------------     --------------


  Net increase (decrease) in net assets
    resulting from operations .................         $      102,100     $       45,754     $       49,697     $       51,099
                                                        ==============     ==============     ==============     ==============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                LARGE CAP           SMALL CAP           STRATEGIC
   ALL CAP              HIGH YIELD          INVESTORS            GROWTH               GROWTH               BOND
    FUND -             BOND FUND -            FUND -             FUND -               FUND -              FUND -
   CLASS I               CLASS I             CLASS I             CLASS I             CLASS I             CLASS I
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$        43,807     $       192,685     $        15,730     $           345     $            --     $       429,739
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


         89,781              62,338              22,432              44,323              80,967             162,985
          7,028               4,789               1,947               3,008               5,995              12,744
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         96,809              67,127              24,379              47,331              86,962             175,729
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        (53,002)            125,558              (8,649)            (46,986)            (86,962)            254,010
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



          3,609              53,690                  --                  --             330,071             247,559
         48,336               4,618              22,051               2,725              77,844               3,567
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         51,945              58,308              22,051               2,725             407,915             251,126
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


        125,178            (128,325)             46,282             114,743            (186,887)           (471,415)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



$       124,121     $        55,541     $        59,684     $        70,482     $       134,066     $        33,721
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               SCUDDER
                                                                            INTERNATIONAL
                                                          GROWTH AND            SELECT
                                                            INCOME              EQUITY          AIM CAPITAL          EQUITY
                                                          PORTFOLIO -        PORTFOLIO -        APPRECIATION         INCOME
                                                            CLASS B            CLASS B           PORTFOLIO         PORTFOLIO
                                                        --------------     --------------     --------------     --------------
INVESTMENT INCOME:
  Dividends ...................................         $        5,414     $       57,920     $        4,283     $           --
                                                        --------------     --------------     --------------     --------------

EXPENSES:
  Insurance charges ...........................                 12,562             60,866             40,677             60,446
  Administrative fees .........................                    847              4,135              2,750              4,087
                                                        --------------     --------------     --------------     --------------

    Total expenses ............................                 13,409             65,001             43,427             64,533
                                                        --------------     --------------     --------------     --------------

      Net investment income (loss) ............                 (7,995)            (7,081)           (39,144)           (64,533)
                                                        --------------     --------------     --------------     --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                 --                 --             39,241
    Realized gain (loss) on sale of investments                  4,338             28,232              8,907              3,465
                                                        --------------     --------------     --------------     --------------

      Realized gain (loss) ....................                  4,338             28,232              8,907             42,706
                                                        --------------     --------------     --------------     --------------

    Change in unrealized gain (loss)
      on investments ..........................                 23,829            329,197            162,177             94,398
                                                        --------------     --------------     --------------     --------------


  Net increase (decrease) in net assets
    resulting from operations .................         $       20,172     $      350,348     $      131,940     $       72,571
                                                        ==============     ==============     ==============     ==============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                              STYLE
                                              FOCUS             CORE PLUS            EMERGING
                                             SERIES:              FIXED              MARKETS            EQUITY AND
                           MFS              SMALL CAP            INCOME               EQUITY              INCOME
  LARGE CAP            TOTAL RETURN           VALUE            PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
  PORTFOLIO             PORTFOLIO           PORTFOLIO           CLASS II             CLASS I             CLASS II
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$            --     $       147,242     $           393     $       140,218     $         8,947     $        63,165
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


         48,699             129,639                 947              87,508              46,427             208,527
          3,284               8,782                  60               5,894               3,544              14,110
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         51,983             138,421               1,007              93,402              49,971             222,637
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        (51,983)              8,821                (614)             46,816             (41,024)           (159,472)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



             --             319,856               1,049              29,687                  --             100,904
          8,826               7,288                 294                 230              71,103              42,108
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

          8,826             327,144               1,343              29,917              71,103             143,012
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


        203,239            (278,406)              3,640             (18,807)            662,483             510,378
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



$       160,082     $        57,559     $         4,369     $        57,926     $       692,562     $       493,918
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   GLOBAL
                                                            EQUITY              GLOBAL             VALUE              MID CAP
                                                            GROWTH            FRANCHISE            EQUITY              GROWTH
                                                          PORTFOLIO -        PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
                                                            CLASS I            CLASS II           CLASS I             CLASS I
                                                        --------------     --------------     --------------     --------------
INVESTMENT INCOME:
  Dividends ...................................         $       14,085     $           --     $       54,445     $           --
                                                        --------------     --------------     --------------     --------------

EXPENSES:
  Insurance charges ...........................                 49,956            208,785             87,929             67,659
  Administrative fees .........................                  4,189             14,109              7,625              5,495
                                                        --------------     --------------     --------------     --------------

    Total expenses ............................                 54,145            222,894             95,554             73,154
                                                        --------------     --------------     --------------     --------------

      Net investment income (loss) ............                (40,060)          (222,894)           (41,109)           (73,154)
                                                        --------------     --------------     --------------     --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --             27,150             37,401                 --
    Realized gain (loss) on sale of investments                 35,666             36,698            161,452             95,785
                                                        --------------     --------------     --------------     --------------

      Realized gain (loss) ....................                 35,666             63,848            198,853             95,785
                                                        --------------     --------------     --------------     --------------

    Change in unrealized gain (loss)
      on investments ..........................                386,360          1,011,768             29,544            532,132
                                                        --------------     --------------     --------------     --------------


  Net increase (decrease) in net assets
    resulting from operations .................         $      381,966     $      852,722     $      187,288     $      554,763
                                                        ==============     ==============     ==============     ==============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

      SMALL                                    U.S.
     COMPANY                                 MID CAP              U.S.                                  COMSTOCK
     GROWTH            TECHNOLOGY             VALUE            REAL ESTATE            VALUE           PORTFOLIO -
   PORTFOLIO -        PORTFOLIO -          PORTFOLIO -         PORTFOLIO -         PORTFOLIO -          CLASS I
    CLASS II            CLASS I              CLASS I             CLASS I             CLASS I             SHARES
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$            --     $            --     $        19,878     $        57,566     $        52,409     $        82,326
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


         43,317               4,476             107,522              84,524              59,689             100,193
          2,946                 441               9,210               6,546               5,274               9,768
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         46,263               4,917             116,732              91,070              64,963             109,961
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        (46,263)             (4,917)            (96,854)            (33,504)            (12,554)            (27,635)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



         11,873                  --              88,633             127,150             217,295             225,182
         39,841               4,888             154,013             350,899             119,212             184,957
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         51,714               4,888             242,646             478,049             336,507             410,139
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


        190,539              (6,689)            464,408             210,953            (239,520)           (226,330)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



$       195,990     $        (6,718)    $       610,200     $       655,498     $        84,433     $       156,174
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              EMERGING           EMERGING
                                                           COMSTOCK            GROWTH             GROWTH            ENTERPRISE
                                                          PORTFOLIO -       PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
                                                           CLASS II           CLASS I            CLASS II            CLASS I
                                                            SHARES             SHARES             SHARES              SHARES
                                                        --------------     --------------     --------------     --------------
INVESTMENT INCOME:
  Dividends ...................................         $      156,496     $        7,272     $          492     $       12,590
                                                        --------------     --------------     --------------     --------------

EXPENSES:
  Insurance charges ...........................                395,389             42,257             93,302             25,914
  Administrative fees .........................                 26,760              4,111              6,332              2,575
                                                        --------------     --------------     --------------     --------------

    Total expenses ............................                422,149             46,368             99,634             28,489
                                                        --------------     --------------     --------------     --------------

      Net investment income (loss) ............               (265,653)           (39,096)           (99,142)           (15,899)
                                                        --------------     --------------     --------------     --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                541,895                 --                 --                 --
    Realized gain (loss) on sale of investments                 62,139           (232,232)            22,785           (170,490)
                                                        --------------     --------------     --------------     --------------

      Realized gain (loss) ....................                604,034           (232,232)            22,785           (170,490)
                                                        --------------     --------------     --------------     --------------

    Change in unrealized gain (loss)
      on investments ..........................                 69,125            423,015            328,145            287,901
                                                        --------------     --------------     --------------     --------------


  Net increase (decrease) in net assets
    resulting from operations .................         $      407,506     $      151,687     $      251,788     $      101,512
                                                        ==============     ==============     ==============     ==============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                               GROWTH AND          GROWTH AND            MONEY
   ENTERPRISE           GOVERNMENT          GOVERNMENT           INCOME              INCOME              MARKET
   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
    CLASS II             CLASS I             CLASS II            CLASS I            CLASS II            CLASS I
     SHARES               SHARES              SHARES             SHARES              SHARES              SHARES
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$         2,543     $       253,063     $        66,955     $       104,684     $        66,228     $        60,089
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


         13,298              81,646              42,850             129,054             182,840              35,547
            884               8,099               2,953              12,880              12,322               3,474
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         14,182              89,745              45,803             141,934             195,162              39,021
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        (11,639)            163,318              21,152             (37,250)           (128,934)             21,068
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



             --                  --                  --             229,322             187,011                  --
         11,991             (36,624)             (1,317)            455,935              44,386                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         11,991             (36,624)             (1,317)            685,257             231,397                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


         32,011             (22,952)             (3,466)             11,072             490,121                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



$        32,363     $       103,742     $        16,369     $       659,079     $       592,584     $        21,068
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              MONEY
                                                             MARKET          CONTRAFUND(R)           MID CAP
                                                           PORTFOLIO -        PORTFOLIO -          PORTFOLIO -
                                                            CLASS II            SERVICE              SERVICE
                                                             SHARES             CLASS 2              CLASS 2
                                                        ---------------     ---------------      ---------------
INVESTMENT INCOME:
  Dividends ...................................         $        46,255     $         9,053      $            --
                                                        ---------------     ---------------      ---------------

EXPENSES:
  Insurance charges ...........................                  39,653             175,009              153,083
  Administrative fees .........................                   2,737              11,828               10,355
                                                        ---------------     ---------------      ---------------

    Total expenses ............................                  42,390             186,837              163,438
                                                        ---------------     ---------------      ---------------

      Net investment income (loss) ............                   3,865            (177,784)            (163,438)
                                                        ---------------     ---------------      ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --               1,293              101,781
    Realized gain (loss) on sale of investments                      --              54,469              110,706
                                                        ---------------     ---------------      ---------------

      Realized gain (loss) ....................                      --              55,762              212,487
                                                        ---------------     ---------------      ---------------

    Change in unrealized gain (loss)
      on investments ..........................                      --           1,222,822              995,976
                                                        ---------------     ---------------      ---------------


  Net increase (decrease) in net assets
    resulting from operations .................         $         3,865     $     1,100,800      $     1,045,025
                                                        ===============     ===============      ===============

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                 SALOMON BROTHERS
                                                     VARIABLE
                                                    AGGRESSIVE
                                                  GROWTH FUND -                    DIVIDEND
                                                  CLASS I SHARES               GROWTH PORTFOLIO               EQUITY PORTFOLIO
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $   (28,712)   $   (10,510)   $   (18,510)   $    (4,960)   $    (8,326)   $    (4,187)
  Realized gain (loss) ..................        10,564          3,674          3,033            467          3,920            281
  Change in unrealized gain (loss)
    on investments ......................       120,248         73,039         61,231         77,800         54,103         28,033
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........       102,100         66,203         45,754         73,307         49,697         24,127
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........       125,855        372,272         96,813        505,509         12,500        219,586
  Participant transfers from other
    funding options .....................       307,874        479,334        156,141        331,332          6,676         44,481
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (166)           (45)          (133)           (48)           (50)            (6)
  Contract surrenders ...................        (6,828)        (3,976)       (12,654)          (619)        (5,687)        (1,839)
  Participant transfers to other
    funding options .....................       (87,293)       (30,059)        (6,716)        (1,700)       (29,070)        (7,278)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other receipts/(payments) .............       (19,297)       (19,976)            --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       320,145        797,550        233,451        834,474        (15,631)       254,944
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets       422,245        863,753        279,205        907,781         34,066        279,071


NET ASSETS:
    Beginning of year ...................     1,043,056        179,303      1,285,025        377,244        347,737         68,666
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 1,465,301    $ 1,043,056    $ 1,564,230    $ 1,285,025    $   381,803    $   347,737
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     S&P 500                       ALL CAP                       HIGH YIELD
                                                 INDEX PORTFOLIO                FUND - CLASS I              BOND FUND - CLASS I
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $   (13,198)   $   (13,997)   $   (53,002)   $   (44,957)   $   125,558    $   150,404
  Realized gain (loss) ..................        39,782            204         51,945         32,523         58,308        (28,123)
  Change in unrealized gain (loss)
    on investments ......................        24,515        106,552        125,178        218,604       (128,325)       117,288
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........        51,099         92,759        124,121        206,170         55,541        239,569
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........       347,901        782,143        412,483        613,449        208,682        459,861
  Participant transfers from other
    funding options .....................       737,912        415,548      1,075,125        904,522        257,850      3,036,242
  Growth rate intra-fund transfers in ...            --             --        150,915             --         30,192             --
  Administrative charges ................          (200)           (46)        (1,184)        (1,129)          (546)          (487)
  Contract surrenders ...................       (32,393)       (14,644)      (288,182)      (205,167)      (173,721)      (103,347)
  Participant transfers to other
    funding options .....................      (691,702)        (6,488)      (220,816)      (311,586)      (696,422)    (3,639,270)
  Growth rate intra-fund transfers out ..            --             --       (150,915)            --        (30,192)            --
  Other receipts/(payments) .............            --             --         (6,091)            34        (32,775)            16
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       361,518      1,176,513        971,335      1,000,123       (436,932)      (246,985)
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets       412,617      1,269,272      1,095,456      1,206,293       (381,391)        (7,416)


NET ASSETS:
    Beginning of year ...................     1,508,465        239,193      4,018,344      2,812,051      3,626,714      3,634,130
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 1,921,082    $ 1,508,465    $ 5,113,800    $ 4,018,344    $ 3,245,323    $ 3,626,714
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

      INVESTORS FUND -                  LARGE CAP                     SMALL CAP                     STRATEGIC
          CLASS I                 GROWTH FUND - CLASS I         GROWTH FUND - CLASS I          BOND FUND - CLASS I
--------------------------    --------------------------    --------------------------    --------------------------
    2005           2004           2005           2004           2005           2004           2005           2004
    ----           ----           ----           ----           ----           ----           ----           ----
$    (8,649)   $    (4,289)   $   (46,986)   $   (23,940)   $   (86,962)   $   (53,716)   $   254,010    $   219,559
     22,051          5,809          2,725        (10,465)       407,915        128,066        251,126        144,990

     46,282        101,876        114,743         32,551       (186,887)       290,464       (471,415)       (52,634)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     59,684        103,396         70,482         (1,854)       134,066        364,814         33,721        311,915
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     34,400         44,011         64,638        959,300        401,976      1,030,514        627,422      1,369,201

     63,912         75,987        400,939        661,390        519,794      1,654,511      1,438,159      1,808,466
     85,111             --             --             --         11,754             --        158,013             --
       (384)          (420)          (248)          (100)          (684)          (499)        (1,625)        (1,395)
    (86,160)       (54,481)       (23,628)       (13,099)      (138,178)      (111,520)      (578,054)      (532,114)

    (61,624)        (8,383)      (104,974)      (117,965)      (458,714)      (999,053)       (76,623)      (440,334)
    (85,111)            --             --             --        (11,754)            --       (158,013)            --
    (27,367)        (6,760)            --             --        (10,066)       (15,466)      (125,941)       (36,273)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    (77,223)        49,954        336,727      1,489,526        314,128      1,558,487      1,283,338      2,167,551
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    (17,539)       153,350        407,209      1,487,672        448,194      1,923,301      1,317,059      2,479,466



  1,359,916      1,206,566      1,831,382        343,710      3,780,546      1,857,245      7,605,630      5,126,164
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 1,342,377    $ 1,359,916    $ 2,238,591    $ 1,831,382    $ 4,228,740    $ 3,780,546    $ 8,922,689    $ 7,605,630
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                   SCUDDER
                                                    GROWTH AND                  INTERNATIONAL                   AIM CAPITAL
                                                INCOME PORTFOLIO -              SELECT EQUITY                   APPRECIATION
                                                     CLASS B                 PORTFOLIO - CLASS B                 PORTFOLIO
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $    (7,995)   $    (5,502)   $    (7,081)   $   (20,743)   $   (39,144)   $   (14,039)
  Realized gain (loss) ..................         4,338            468         28,232          3,111          8,907           (400)
  Change in unrealized gain (loss)
    on investments ......................        23,829         39,259        329,197        241,843        162,177         85,772
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........        20,172         34,225        350,348        224,211        131,940         71,333
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........        81,969        156,057        568,411        580,824        112,771        350,096
  Participant transfers from other
    funding options .....................        38,656        252,996        903,918        850,204        465,363        881,431
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................           (85)           (48)          (311)           (62)          (406)          (144)
  Contract surrenders ...................       (16,832)          (529)       (99,258)        (5,072)        (5,355)        (1,155)
  Participant transfers to other
    funding options .....................       (29,671)        (5,064)      (228,948)      (121,478)      (135,693)        (8,844)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other receipts/(payments) .............            --             --         (9,362)            --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        74,037        403,412      1,134,450      1,304,416        436,680      1,221,384
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets        94,209        437,637      1,484,798      1,528,627        568,620      1,292,717


NET ASSETS:
    Beginning of year ...................       522,901         85,264      2,027,430        498,803      1,471,677        178,960
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $   617,110    $   522,901    $ 3,512,228    $ 2,027,430    $ 2,040,297    $ 1,471,677
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                     STYLE
                                                                        MFS                      FOCUS SERIES:
            EQUITY                     LARGE CAP                    TOTAL RETURN                   SMALL CAP
       INCOME PORTFOLIO                PORTFOLIO                     PORTFOLIO                  VALUE PORTFOLIO
--------------------------    --------------------------    --------------------------    --------------------------
    2005           2004           2005           2004           2005           2004           2005           2004
    ----           ----           ----           ----           ----           ----           ----           ----
$   (64,533)   $    (6,421)   $   (51,983)   $   (14,365)   $     8,821    $    49,227    $      (614)   $        --
     42,706         91,169          8,826         (2,962)       327,144        111,131          1,343             --

     94,398         69,824        203,239         94,120       (278,406)       116,681          3,640             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     72,571        154,572        160,082         76,793         57,559        277,039          4,369             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    293,516        652,106        309,091        302,131        469,444      1,572,614         68,809             --

    564,486        927,686        369,977      1,073,465      2,265,618      1,486,897         35,572             --
         --             --             --             --             --             --             --             --
       (499)          (181)          (206)           (67)          (905)          (249)            (1)            --
    (56,263)       (27,651)       (44,321)        (3,142)       (91,018)       (31,032)            --             --

    (73,093)       (27,011)       (75,085)       (80,037)       (89,590)       (35,025)          (764)            --
         --             --             --             --             --             --             --             --
         --             --             --             --        (42,493)            --             --             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    728,147      1,524,949        559,456      1,292,350      2,511,056      2,993,205        103,616             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    800,718      1,679,521        719,538      1,369,143      2,568,615      3,270,244        107,985             --



  2,313,523        634,002      1,865,553        496,410      4,249,495        979,251             --             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 3,114,241    $ 2,313,523    $ 2,585,091    $ 1,865,553    $ 6,818,110    $ 4,249,495    $   107,985    $        --
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    CORE PLUS                      EMERGING                      EQUITY AND
                                                   FIXED INCOME                 MARKETS EQUITY               INCOME PORTFOLIO -
                                               PORTFOLIO - CLASS II          PORTFOLIO - CLASS I                  CLASS II
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $    46,816    $    27,054    $   (41,024)   $   (18,347)   $  (159,472)   $  (102,078)
  Realized gain (loss) ..................        29,917          4,424         71,103        130,963        143,012          4,748
  Change in unrealized gain (loss)
    on investments ......................       (18,807)         3,058        662,483        224,048        510,378        625,128
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........        57,926         34,536        692,562        336,664        493,918        527,798
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........       513,645      1,294,987        254,426        380,066        559,697      3,534,147
  Participant transfers from other
    funding options .....................       749,488      1,174,126        786,743      3,616,475      2,019,615      2,552,796
  Growth rate intra-fund transfers in ...            --             --        184,765             --             --             --
  Administrative charges ................          (487)          (107)          (448)          (235)        (1,131)          (323)
  Contract surrenders ...................      (237,531)       (17,408)      (147,452)       (35,828)      (151,884)       (26,648)
  Participant transfers to other
    funding options .....................       (45,180)       (73,292)      (316,222)    (3,694,452)      (212,010)      (119,806)
  Growth rate intra-fund transfers out ..            --             --       (184,765)            --             --             --
  Other receipts/(payments) .............       (24,012)            --        (22,216)          (927)       (83,505)       (20,984)
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       955,923      2,378,306        554,831        265,099      2,130,782      5,919,182
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets     1,013,849      2,412,842      1,247,393        601,763      2,624,700      6,446,980


NET ASSETS:
    Beginning of year ...................     3,277,963        865,121      1,861,994      1,260,231      7,820,293      1,373,313
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 4,291,812    $ 3,277,963    $ 3,109,387    $ 1,861,994    $10,444,993    $ 7,820,293
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                       GLOBAL                       MID CAP
        EQUITY GROWTH               GLOBAL FRANCHISE                VALUE EQUITY                     GROWTH
     PORTFOLIO - CLASS I          PORTFOLIO - CLASS II          PORTFOLIO - CLASS I           PORTFOLIO - CLASS I
--------------------------    --------------------------    --------------------------    --------------------------
    2005           2004           2005           2004           2005           2004           2005           2004
    ----           ----           ----           ----           ----           ----           ----           ----
$   (40,060)   $   (42,877)   $  (222,894)   $   (75,566)   $   (41,109)   $   (42,013)   $   (73,154)   $   (55,271)
     35,666        (38,536)        63,848         44,544        198,853         32,786         95,785         76,327

    386,360        156,410      1,011,768        501,566         29,544        488,421        532,132        515,478
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    381,966         74,997        852,722        470,544        187,288        479,194        554,763        536,534
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     82,745        243,608      1,259,094      2,731,315        233,908        548,001        213,065        629,870

    360,546      1,271,355      3,181,808      2,243,482        469,530      1,072,092        313,573        381,557
     74,997             --             --             --        462,415             --         23,401             --
       (788)          (686)        (1,224)          (320)        (1,236)        (1,128)          (731)          (625)
   (111,152)      (198,993)      (191,945)       (46,128)      (839,615)      (243,773)      (153,638)       (79,183)

   (220,154)      (895,487)      (271,300)       (48,575)      (178,063)       (86,837)      (187,025)      (427,772)
    (74,997)            --             --             --       (462,415)            --        (23,401)            --
     (8,484)       (21,332)       (48,109)       (19,827)        (3,611)       (12,020)       (40,155)       (27,762)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    102,713        398,465      3,928,324      4,859,947       (319,087)     1,276,335        145,089        476,085
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    484,679        473,462      4,781,046      5,330,491       (131,799)     1,755,529        699,852      1,012,619



  2,645,156      2,171,694      6,558,277      1,227,786      5,125,419      3,369,890      3,438,134      2,425,515
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 3,129,835    $ 2,645,156    $11,339,323    $ 6,558,277    $ 4,993,620    $ 5,125,419    $ 4,137,986    $ 3,438,134
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                    U.S.
                                                  SMALL COMPANY                                                   MID CAP
                                                GROWTH PORTFOLIO -                TECHNOLOGY                 VALUE PORTFOLIO -
                                                     CLASS II                PORTFOLIO - CLASS I                  CLASS I
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $   (46,263)   $   (21,699)   $    (4,917)   $    (4,055)   $   (96,854)   $   (92,045)
  Realized gain (loss) ..................        51,714         43,689          4,888         19,970        242,646         68,937
  Change in unrealized gain (loss)
    on investments ......................       190,539        155,237         (6,689)       (31,499)       464,408        665,046
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........       195,990        177,227         (6,718)       (15,584)       610,200        641,938
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........       200,329        879,737             --             --        233,045        580,868
  Participant transfers from other
    funding options .....................       426,773        295,803        179,994         39,247        470,969        700,373
  Growth rate intra-fund transfers in ...            --             --          1,294             --        430,995             --
  Administrative charges ................          (350)          (111)          (152)          (158)        (1,451)        (1,252)
  Contract surrenders ...................       (40,912)       (14,507)       (11,718)        (3,098)      (433,733)      (247,019)
  Participant transfers to other
    funding options .....................      (324,398)       (10,328)       (17,863)      (100,358)      (343,146)      (292,332)
  Growth rate intra-fund transfers out ..            --             --         (1,294)            --       (430,995)            --
  Other receipts/(payments) .............            --             --         (9,404)        (5,851)       (17,026)       (37,983)
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       261,442      1,150,594        140,857        (70,218)       (91,342)       702,655
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets       457,432      1,327,821        134,139        (85,802)       518,858      1,344,593


NET ASSETS:
    Beginning of year ...................     1,739,883        412,062        244,858        330,660      5,936,210      4,591,617
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 2,197,315    $ 1,739,883    $   378,997    $   244,858    $ 6,455,068    $ 5,936,210
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                       COMSTOCK                      COMSTOCK
      U.S. REAL ESTATE              VALUE PORTFOLIO -                PORTFOLIO -                   PORTFOLIO -
    PORTFOLIO - CLASS I                  CLASS I                    CLASS I SHARES               CLASS II SHARES
--------------------------    --------------------------    --------------------------    --------------------------
    2005           2004           2005           2004           2005           2004           2005           2004
    ----           ----           ----           ----           ----           ----           ----           ----
$   (33,504)   $   (10,137)   $   (12,554)   $   (21,833)   $   (27,635)   $   (41,503)   $  (265,653)   $  (160,972)
    478,049        154,992        336,507        131,645        410,139        126,535        604,034          3,906

    210,953        724,642       (239,520)       351,532       (226,330)       849,792         69,125      1,610,295
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    655,498        869,497         84,433        461,344        156,174        934,824        407,506      1,453,229
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    330,940        750,908         15,197        140,196          8,967         45,935      2,131,258      6,672,275

    684,232      1,115,204        426,861      1,078,914        273,680        547,933      3,641,329      3,762,133
    100,521             --        250,237             --        210,454             --             --             --
       (864)          (668)          (949)          (873)        (1,918)        (2,122)        (2,337)          (633)
   (562,919)      (150,110)      (810,283)      (141,463)      (860,049)      (594,347)      (342,931)       (77,199)

   (731,290)      (798,494)      (348,569)      (173,728)      (169,058)      (215,090)      (670,808)      (247,480)
   (100,521)            --       (250,237)            --       (210,454)            --             --             --
     (2,387)        (6,461)       (37,276)       (27,716)        (3,772)      (106,923)       (46,343)       (20,939)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


   (282,288)       910,379       (755,019)       875,330       (752,150)      (324,614)     4,710,168     10,088,157
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    373,210      1,779,876       (670,586)     1,336,674       (595,976)       610,210      5,117,674     11,541,386



  3,978,290      2,198,414      3,769,593      2,432,919      6,949,913      6,339,703     14,711,378      3,169,992
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 4,351,500    $ 3,978,290    $ 3,099,007    $ 3,769,593    $ 6,353,937    $ 6,949,913    $19,829,052    $14,711,378
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     EMERGING                      EMERGING                      ENTERPRISE
                                                GROWTH PORTFOLIO -            GROWTH PORTFOLIO -                PORTFOLIO -
                                                  CLASS I SHARES               CLASS II SHARES                 CLASS I SHARES
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $   (39,096)   $   (53,998)   $   (99,142)   $   (48,485)   $   (15,899)   $   (27,734)
  Realized gain (loss) ..................      (232,232)      (254,661)        22,785         (1,574)      (170,490)      (282,105)
  Change in unrealized gain (loss)
    on investments ......................       423,015        471,293        328,145        217,789        287,901        348,102
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........       151,687        162,634        251,788        167,730        101,512         38,263
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........            --             --        246,979      1,764,991             --         30,935
  Participant transfers from other
    funding options .....................       166,319        106,311      1,045,010      1,135,176         28,567        110,283
  Growth rate intra-fund transfers in ...       367,114             --             --             --        378,091             --
  Administrative charges ................        (1,055)        (1,351)          (747)          (224)          (874)        (1,046)
  Contract surrenders ...................      (363,442)      (169,137)       (70,533)       (17,174)      (148,089)      (135,706)
  Participant transfers to other
    funding options .....................      (254,108)      (324,366)      (211,439)       (89,279)      (199,912)      (417,467)
  Growth rate intra-fund transfers out ..      (367,114)            --             --             --       (378,091)            --
  Other receipts/(payments) .............        (2,677)       (83,886)       (24,470)            --        (36,862)            22
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (454,963)      (472,429)       984,800      2,793,490       (357,170)      (412,979)
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets      (303,276)      (309,795)     1,236,588      2,961,220       (255,658)      (374,716)


NET ASSETS:
    Beginning of year ...................     3,078,142      3,387,937      3,615,299        654,079      1,925,787      2,300,503
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 2,774,866    $ 3,078,142    $ 4,851,887    $ 3,615,299    $ 1,670,129    $ 1,925,787
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

         ENTERPRISE                    GOVERNMENT                    GOVERNMENT                    GROWTH AND
        PORTFOLIO -                   PORTFOLIO -                   PORTFOLIO -                INCOME PORTFOLIO -
      CLASS II SHARES                CLASS I SHARES               CLASS II SHARES                CLASS I SHARES
--------------------------    --------------------------    --------------------------    --------------------------
    2005           2004           2005           2004           2005           2004           2005           2004
    ----           ----           ----           ----           ----           ----           ----           ----
$   (11,639)   $    (8,062)   $   163,318    $   163,240    $    21,152    $     7,490    $   (37,250)   $   (63,884)
     11,991            268        (36,624)       (34,678)        (1,317)        (1,253)       685,257        278,325

     32,011         25,278        (22,952)        31,551         (3,466)        12,104         11,072        917,399
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     32,363         17,484        103,742        160,113         16,369         18,341        659,079      1,131,840
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    109,188        218,337             --          2,409        242,579        399,660          2,000         12,161

     24,019        241,040        174,302      2,313,939        412,677        982,315        135,201        892,838
         --             --        401,831             --             --             --        776,313             --
        (48)           (18)        (1,458)        (1,874)          (153)           (47)        (2,817)        (3,126)
    (10,078)        (4,843)    (2,410,655)      (411,052)      (107,248)       (14,613)    (1,915,046)      (549,112)

   (184,076)        (3,383)       (97,952)    (1,108,127)       (26,684)      (143,120)      (496,737)    (1,875,920)
         --             --       (401,830)            --             --             --       (776,314)            --
         --             --       (344,464)       (35,916)            --             --        (54,332)      (226,660)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    (60,995)       451,133     (2,680,226)       759,379        521,171      1,224,195     (2,331,732)    (1,749,819)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    (28,632)       468,617     (2,576,484)       919,492        537,540      1,242,536     (1,672,653)      (617,979)



    658,768        190,151      6,470,755      5,551,263      1,615,590        373,054      9,727,631     10,345,610
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   630,136    $   658,768    $ 3,894,271    $ 6,470,755    $ 2,153,130    $ 1,615,590    $ 8,054,978    $ 9,727,631
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    GROWTH AND                      MONEY                          MONEY
                                                INCOME PORTFOLIO -            MARKET PORTFOLIO -             MARKET PORTFOLIO -
                                                 CLASS II SHARES                CLASS I SHARES                CLASS II SHARES
                                            --------------------------    --------------------------    --------------------------
                                                2005           2004           2005           2004            2005          2004
                                                ----           ----           ----           ----            ----          ----
OPERATIONS:
  Net investment income (loss) ..........   $  (128,934)   $   (88,714)   $    21,068    $   (29,018)   $     3,865    $   (16,339)
  Realized gain (loss) ..................       231,397          7,641             --             --             --             --
  Change in unrealized gain (loss)
    on investments ......................       490,121        746,395             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from operations .........       592,584        665,322         21,068        (29,018)         3,865        (16,339)
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........       587,898      2,629,433        332,749        173,082        479,844        954,799
  Participant transfers from other
    funding options .....................     1,067,423      1,923,653      1,534,407      5,790,258      2,591,244      1,606,469
  Growth rate intra-fund transfers in ...            --             --         54,735             --             --             --
  Administrative charges ................          (948)          (345)          (932)        (1,303)          (204)           (68)
  Contract surrenders ...................      (141,274)       (31,913)      (460,300)    (1,166,814)       (31,589)       (92,188)
  Participant transfers to other
    funding options .....................      (203,890)      (184,827)    (1,700,538)    (5,661,511)    (1,753,005)    (1,523,607)
  Growth rate intra-fund transfers out ..            --             --        (54,735)            --             --             --
  Other receipts/(payments) .............       (19,697)       (21,061)       (39,105)      (140,203)            --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,289,512      4,314,940       (333,719)    (1,006,491)     1,286,290        945,405
                                            -----------    -----------    -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets     1,882,096      4,980,262       (312,651)    (1,035,509)     1,290,155        929,066


NET ASSETS:
    Beginning of year ...................     7,206,889      2,226,627      2,339,385      3,374,894      1,230,489        301,423
                                            -----------    -----------    -----------    -----------    -----------    -----------
    End of year .........................   $ 9,088,985    $ 7,206,889    $ 2,026,734    $ 2,339,385    $ 2,520,644    $ 1,230,489
                                            ===========    ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                      THE TRAVELERS SEPARATE ACCOUNT EIGHT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

      CONTRAFUND(R)                      MID CAP
       PORTFOLIO -                    PORTFOLIO -
     SERVICE CLASS 2                SERVICE CLASS 2
--------------------------    --------------------------
    2005           2004           2005           2004
    ----           ----           ----           ----

$  (177,784)   $   (80,190)   $  (163,438)   $   (69,803)
     55,762          3,923        212,487          6,606

  1,222,822        642,547        995,976        852,684
-----------    -----------    -----------    -----------


  1,100,800        566,280      1,045,025        789,487
-----------    -----------    -----------    -----------


    951,895      2,648,012        803,234      2,051,244

  1,566,731      2,180,861      1,200,557      1,923,484
         --             --             --             --
       (989)          (234)          (754)          (211)
   (214,743)       (61,082)      (131,883)       (66,144)

   (277,293)       (80,011)      (517,693)      (117,638)
         --             --             --             --
    (57,350)           392        (34,972)           200
-----------    -----------    -----------    -----------


  1,968,251      4,687,938      1,318,489      3,790,935
-----------    -----------    -----------    -----------

  3,069,051      5,254,218      2,363,514      4,580,422



  6,437,394      1,183,176      5,607,109      1,026,687
-----------    -----------    -----------    -----------
$ 9,506,445    $ 6,437,394    $ 7,970,623    $ 5,607,109
===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio and MFS Total Return Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust.

The Travelers Separate Account Eight for Variable Annuities ("Separate Account Eight") is a separate account of The Travelers Life and Annuity Company ("The Company"), an indirect wholly owned subsidiary of MetLife and is available for funding certain variable annuity contracts issued by The Company. Separate Account Eight, established on June 30, 1998, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Separate Account Eight are Travelers Premier Advisers - AssetManager and Premier Advisers L.

Participant purchase payments applied to Separate Account Eight are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, investments comprising Separate Account Eight were:

     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Salomon Brothers Variable Aggressive Growth Fund - Class I Shares Morgan Stanley Variable Investment Series, Massachusetts business trust
         Dividend Growth Portfolio
         Equity Portfolio
         S&P 500 Index Portfolio
     Salomon Brothers Variable Series Funds Inc., Maryland business trust
         All Cap Fund - Class I
         High Yield Bond Fund - Class I
         Investors Fund - Class I
         Large Cap Growth Fund - Class I
         Small Cap Growth Fund - Class I
         Strategic Bond Fund - Class I
     Scudder Variable Series I, Massachusetts business trust
         Growth and Income Portfolio - Class B
     Scudder Variable Series II, Massachusetts business trust
         Scudder International Select Equity Portfolio - Class B
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Equity Income Portfolio
         Large Cap Portfolio
         Managed Allocation Series: Aggressive Portfolio *
         Managed Allocation Series: Conservative Portfolio *
         Managed Allocation Series: Moderate Portfolio *
         Managed Allocation Series: Moderate-Aggressive Portfolio *
         Managed Allocation Series: Moderate-Conservative Portfolio *
         MFS Total Return Portfolio
         Style Focus Series: Small Cap Value Portfolio
     The Universal Institutional Funds, Inc., Maryland business trust
         Core Plus Fixed Income Portfolio - Class II
         Emerging Markets Equity Portfolio - Class I
         Equity and Income Portfolio - Class II
         Equity Growth Portfolio - Class I
         Global Franchise Portfolio - Class II
         Global Value Equity Portfolio - Class I
         Mid Cap Growth Portfolio - Class I

     The Universal Institutional Funds, Inc., Maryland business trust
       (continued)
         Small Company Growth Portfolio - Class II
         Technology Portfolio - Class I
         U.S. Mid Cap Value Portfolio - Class I
         U.S. Real Estate Portfolio - Class I
         Value Portfolio - Class I
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class I Shares
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class I Shares
         Emerging Growth Portfolio - Class II Shares
         Enterprise Portfolio - Class I Shares
         Enterprise Portfolio - Class II Shares
         Government Portfolio - Class I Shares
         Government Portfolio - Class II Shares
         Growth and Income Portfolio - Class I Shares
         Growth and Income Portfolio - Class II Shares
         Money Market Portfolio - Class I Shares
         Money Market Portfolio - Class II Shares
     Variable Insurance Products Fund, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

     * No assets for the period

New Funds in 2005 included above:

Managed Allocation Series: Aggressive Portfolio                    The Travelers Series Trust      5/2/2005
Managed Allocation Series: Conservative Portfolio                  The Travelers Series Trust      5/2/2005
Managed Allocation Series: Moderate Portfolio                      The Travelers Series Trust      5/2/2005
Managed Allocation Series: Moderate-Aggressive Portfolio           The Travelers Series Trust      5/2/2005
Managed Allocation Series: Moderate-Conservative Portfolio         The Travelers Series Trust      5/2/2005
Style Focus Series: Small Cap Value Portfolio                      The Travelers Series Trust      5/2/2005

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Eight or shares of Separate Account Eight's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for Separate Account Eight product(s) offered by The Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account Eight in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

The operations of Separate Account Eight form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Eight. Separate Account Eight is not taxed as a "regulated investment company" under Subchapter M of the Code.

In 2001, Separate Account Eight adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation unit values:

      -     Mortality and Expense Risks assumed by The Company (M&E)
      -     Administrative fees paid for administrative expenses (ADM)
      -     Enhanced  Stepped-up  Provision,  if elected by the  contract  owner
            (E.S.P.)
      - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner (GMWB)
      - Guaranteed Minimum Accumulation Benefit, if elected by the contract owner (GMAB)

The table below displays separate account charges with their associated products offered in this Separate Account for each funding option. The table displays Standard (S) and Enhanced (E) Death Benefit (Dth Ben) designations. In products where there is one death benefit only, the "Dth Ben" column is blank:

-----------------------------------------------------------------------------------
SEPARATE ACCOUNT                            EIGHT
-----------------------------------------------------------------------------------



                                      Dth
    Separate Account Charge (1)       Ben   Product
-----------------------------------------------------------------------------------
Separate Account Charge 1.55%          S    Travelers Premier Advisers -
                                            AssetManager (Contract years seven
                                            and later)
                                       E    Travelers Premier Advisers -
                                            AssetManager (Contract years seven
                                            and later)

Separate Account Charge 1.60%          S    Travelers Premier Advisers -
                                            AssetManager (Contract years one
                                            through six)

Separate Account Charge 1.75%          E    Travelers Premier Advisers -
                                            AssetManager (Contract years one
                                            through six)

Separate Account Charge 1.85%               Premier Advisers L

Separate Account Charge 1.95%               Premier Advisers L

Separate Account Charge 2.00%               Premier Advisers L

Separate Account Charge 2.10%               Premier Advisers L
                                            Premier Advisers L

Separate Account Charge 2.20%               Premier Advisers L

Separate Account Charge 2.25%               Premier Advisers L
                                            Premier Advisers L

Separate Account Charge 2.35%               Premier Advisers L
                                            Premier Advisers L
                                            Premier Advisers L
                                            Premier Advisers L

Separate Account Charge 2.40%               Premier Advisers L

Separate Account Charge 2.45%               Premier Advisers L
                                            Premier Advisers L

Separate Account Charge 2.50%               Premier Advisers L
                                            Premier Advisers L
                                            Premier Advisers L
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                     Asset-based Charges
                                      ----------------------------------------------------------------------------------------
                                                              Optional Features
                                                            ------------------------------------------------------------------
    Separate Account Charge (1)        M&E (2)      ADM       E.S.P.     GMWB I     GMWB II     GMWB III      GMAB      Charge
------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.55%           1.40%      0.15%                                                                 1.55%


                                        1.40%      0.15%                                                                 1.55%



Separate Account Charge 1.60%           1.45%      0.15%                                                                 1.60%



Separate Account Charge 1.75%           1.60%      0.15%                                                                 1.75%



Separate Account Charge 1.85%           1.70%      0.15%                                                                 1.85%

Separate Account Charge 1.95%           1.80%      0.15%                                                                 1.95%

Separate Account Charge 2.00%           1.70%      0.15%      0.15%                                                      2.00%

Separate Account Charge 2.10%           1.70%      0.15%                                         0.25%                   2.10%
                                        1.80%      0.15%      0.15%                                                      2.10%

Separate Account Charge 2.20%           1.80%      0.15%                                         0.25%                   2.20%

Separate Account Charge 2.25%           1.70%      0.15%                  0.40%                                          2.25%
                                        1.70%      0.15%      0.15%                              0.25%                   2.25%

Separate Account Charge 2.35%           1.70%      0.15%                                                     0.50%       2.35%
                                        1.70%      0.15%                             0.50%                               2.35%
                                        1.80%      0.15%                  0.40%                                          2.35%
                                        1.80%      0.15%      0.15%                              0.25%                   2.35%

Separate Account Charge 2.40%           1.70%      0.15%      0.15%       0.40%                                          2.40%

Separate Account Charge 2.45%           1.80%      0.15%                             0.50%                               2.45%
                                        1.80%      0.15%                                                     0.50%       2.45%

Separate Account Charge 2.50%           1.70%      0.15%      0.15%                  0.50%                               2.50%
                                        1.70%      0.15%      0.15%                                          0.50%       2.50%
                                        1.80%      0.15%      0.15%       0.40%                                          2.50%
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
SEPARATE ACCOUNT                            EIGHT
----------------------------------------------------------------------------------



                                      Dth
    Separate Account Charge (1)       Ben   Product
----------------------------------------------------------------------------------
Separate Account Charge 2.60%               Premier Advisers L
                                            Premier Advisers L
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                      Asset-based Charges
                                       ----------------------------------------------------------------------------------------
                                                               Optional Features
                                                             ------------------------------------------------------------------
    Separate Account Charge (1)         M&E (2)      ADM       E.S.P.     GMWB I     GMWB II     GMWB III      GMAB      Charge
-------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 2.60%            1.80%      0.15%      0.15%                  0.50%                               2.60%
                                         1.80%      0.15%      0.15%                                          0.50%       2.60%
-------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values may not be available through certain sub-accounts.
(2) From January 1, 2005 to July 10, 2005, the M&E charge for Premier Advisers L was 1.80%. On July 11, 2005, the M&E charge was reduced to 1.70%.

An annual Administrative Charge (prorated for partial periods) is assessed through the redemption of units and paid to The Company to cover contract administrative charges as follows:

--------------------------------------------------------------------------------
Product                                Administrative Charge
--------------------------------------------------------------------------------
Premier Advisers - AssetManager        $50 for contract values less than $75,000
Premier Advisers L                     $30 for contract values less than $40,000
--------------------------------------------------------------------------------

No sales charges are deducted from participant Purchase Payments in either product in Separate Account Eight. However, in the Premier Advisers L product, in the accumulation phase, a withdrawal charge will apply if the Purchase Payments are withdrawn during the first four years. Likewise, in the Premier Advisers L product, in the annuity phase, if the Variable Liquidity Benefit is selected, there is a withdrawal charge associated with the amounts withdrawn during the first four years. In both cases, the maximum charge, applied to the amounts withdrawn, is 6% decreasing to 0% in contract years five and later and is assessed through the redemption of units.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS                                                       FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                       -------------------------------------------------------

INVESTMENTS                                                               NO. OF         MARKET        COST OF        PROCEEDS
                                                                          SHARES          VALUE       PURCHASES      FROM SALES
                                                                       -----------    -----------    -----------    -----------
GREENWICH STREET SERIES FUND (0.8%)
  Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
    Total (Cost $1,258,762)                                                 62,812    $ 1,465,396    $   415,107    $   123,579
                                                                       -----------    -----------    -----------    -----------

MORGAN STANLEY VARIABLE INVESTMENT SERIES (2.1%)
  Dividend Growth Portfolio (Cost $1,404,729)                              103,804      1,564,333        258,293         43,249
  Equity Portfolio (Cost $296,413)                                          13,478        381,829         18,404         42,335
  S&P 500 Index Portfolio (Cost $1,777,946)                                168,823      1,921,207      1,065,577        717,133
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $3,479,088)                                                286,105      3,867,369      1,342,274        802,717
                                                                       -----------    -----------    -----------    -----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (13.3%)
  All Cap Fund - Class I (Cost $4,507,347)                                 294,761      5,114,096      1,395,122        472,884
  High Yield Bond Fund - Class I (Cost $3,365,868)                         342,353      3,245,511        644,778        902,275
  Investors Fund - Class I (Cost $1,143,259)                                92,328      1,342,446        106,305        192,106
  Large Cap Growth Fund - Class I (Cost $2,070,502)                        181,716      2,238,736        459,023        169,137
  Small Cap Growth Fund - Class I (Cost $3,841,046)                        310,044      4,228,994      1,152,562        595,071
  Strategic Bond Fund - Class I (Cost $9,396,013)                          865,490      8,923,204      2,456,522        671,100
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $24,324,035)                                             2,086,692     25,092,987      6,214,312      3,002,573
                                                                       -----------    -----------    -----------    -----------

SCUDDER VARIABLE SERIES I (0.3%)
  Growth and Income Portfolio - Class B
    Total (Cost $549,023)                                                   63,755        617,150        122,651         56,568
                                                                       -----------    -----------    -----------    -----------

SCUDDER VARIABLE SERIES II (1.9%)
  Scudder International Select Equity Portfolio - Class B
    Total (Cost $2,896,124)                                                265,894      3,512,455      1,385,319        257,722
                                                                       -----------    -----------    -----------    -----------

THE TRAVELERS SERIES TRUST (7.8%)
  AIM Capital Appreciation Portfolio (Cost $1,784,238)                     175,748      2,040,430        564,080        166,411
  Equity Income Portfolio (Cost $2,913,801)                                176,156      3,114,443        836,870        133,813
  Large Cap Portfolio (Cost $2,260,845)                                    170,757      2,585,260        625,546        117,904
  MFS Total Return Portfolio (Cost $6,955,583)                             414,754      6,818,552      3,069,823        229,648
  Style Focus Series: Small Cap Value Portfolio (Cost $104,353)              9,651        107,993        109,480          5,421
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $14,018,820)                                               947,066     14,666,678      5,205,799        653,197
                                                                       -----------    -----------    -----------    -----------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (30.7%)
  Core Plus Fixed Income Portfolio - Class II (Cost $4,298,152)            374,528      4,292,091      1,355,884        323,179
  Emerging Markets Equity Portfolio - Class I (Cost $2,177,337)            211,104      3,109,567        974,836        460,849
  Equity and Income Portfolio - Class II (Cost $9,236,503)                 763,015     10,445,670      2,516,583        443,692
  Equity Growth Portfolio - Class I (Cost $2,561,361)                      197,726      3,130,002        421,173        358,352
  Global Franchise Portfolio - Class II (Cost $9,717,686)                  735,412     11,340,059      4,031,137        297,821
  Global Value Equity Portfolio - Class I (Cost $4,062,388)                335,836      4,993,879        714,120      1,036,656
  Mid Cap Growth Portfolio - Class I (Cost $2,856,367)                     339,755      4,138,214        482,256        410,094
  Small Company Growth Portfolio - Class II (Cost $1,836,366)              126,582      2,197,457        581,482        354,288
  Technology Portfolio - Class I (Cost $340,024)                           105,870        379,015        179,973         44,015
  U.S. Mid Cap Value Portfolio - Class I (Cost $4,831,418)                 344,288      6,455,407        665,363        764,588
  U.S. Real Estate Portfolio - Class I (Cost $3,024,766)                   188,551      4,351,750      1,058,964      1,247,356
  Value Portfolio - Class I (Cost $2,743,917)                              213,883      3,099,164        697,510      1,247,632
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $47,686,285)                                             3,936,550     57,932,275     13,679,281      6,988,522
                                                                       -----------    -----------    -----------    -----------

4. STATEMENT OF INVESTMENTS (CONTINUED)                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                       --------------------------------------------------------

INVESTMENTS                                                               NO. OF         MARKET        COST OF        PROCEEDS
                                                                          SHARES          VALUE       PURCHASES      FROM SALES
                                                                       -----------    -----------    -----------    -----------
VAN KAMPEN LIFE INVESTMENT TRUST (33.8%)
  Comstock Portfolio - Class I Shares (Cost $5,095,633)                    464,151    $ 6,354,231    $   547,540    $ 1,101,850
  Comstock Portfolio - Class II Shares (Cost $17,912,670)                1,452,772     19,830,339      5,907,709        920,013
  Emerging Growth Portfolio - Class I Shares (Cost $3,422,407)              99,072      2,774,994        169,747        663,677
  Emerging Growth Portfolio - Class II Shares (Cost $4,286,983)            174,477      4,852,201      1,170,570        284,598
  Enterprise Portfolio - Class I Shares (Cost $2,205,436)                  114,398      1,670,204         39,206        412,200
  Enterprise Portfolio - Class II Shares (Cost $560,026)                    43,163        630,178        134,084        206,676
  Government Portfolio - Class I Shares (Cost $3,902,935)                  413,423      3,894,445        413,314      2,930,049
  Government Portfolio - Class II Shares (Cost $2,142,219)                 228,585      2,153,268        692,625        150,163
  Growth and Income Portfolio - Class I Shares (Cost $6,269,481)           393,135      8,055,341        454,735      2,594,032
  Growth and Income Portfolio - Class II Shares (Cost $7,678,045)          444,261      9,089,577      1,695,658        347,477
  Money Market Portfolio - Class I Shares (Cost $2,026,827)              2,026,827      2,026,827      1,916,255      2,228,812
  Money Market Portfolio - Class II Shares (Cost $2,520,805)             2,520,805      2,520,805      2,881,347      1,591,031
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $58,023,467)                                             8,375,069     63,852,410     16,022,790     13,430,578
                                                                       -----------    -----------    -----------    -----------

VARIABLE INSURANCE PRODUCTS FUND (9.3%)
  Contrafund(R) Portfolio - Service Class 2 (Cost $7,570,458)              309,777      9,507,063      2,194,736        402,359
  Mid Cap Portfolio - Service Class 2 (Cost $6,039,888)                    229,915      7,971,141      1,851,543        594,193
                                                                       -----------    -----------    -----------    -----------
    Total (Cost $13,610,346)                                               539,692     17,478,204      4,046,279        996,552
                                                                       -----------    -----------    -----------    -----------

5. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
GREENWICH STREET SERIES FUND
  Salomon Brothers Variable Aggressive
    Growth Fund - Class I Shares          2005      1,144   1.127 - 1.314      1,465           -     1.95 - 2.60       7.20 - 17.10
                                          2004        861   1.209 - 1.219      1,043           -     1.95 - 2.50        6.43 - 9.52
                                          2003        158   1.136 - 1.137        179           -     2.35 - 2.50      10.71 - 11.26
MORGAN STANLEY VARIABLE INVESTMENT
SERIES
  Dividend Growth Portfolio               2005      1,319   1.089 - 1.200      1,564        1.10     1.95 - 2.50        2.78 - 5.32
                                          2004      1,113   1.153 - 1.161      1,285        1.75     1.95 - 2.50        5.59 - 8.81
                                          2003        345   1.092 - 1.094        377        0.67     2.10 - 2.50        6.01 - 9.64

  Equity Portfolio                        2005        286   1.243 - 1.344        382           -     2.35 - 2.60      14.88 - 15.37
                                          2004        301   1.082 - 1.167        348        0.35     2.35 - 2.60        2.17 - 8.26
                                          2003         64   1.077 - 1.078         69        0.03     2.35 - 2.50        4.97 - 5.58

  S&P 500 Index Portfolio                 2005      1,615   1.020 - 1.211      1,921        1.65     1.85 - 2.60        1.88 - 6.44
                                          2004      1,283   1.173 - 1.182      1,508        0.85     1.95 - 2.50        4.52 - 8.14
                                          2003        219   1.091 - 1.093        239           -     1.95 - 2.50       9.76 - 10.43
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  All Cap Fund - Class I                  2005      4,060   1.055 - 1.331      5,114        0.93     1.55 - 2.60        1.51 - 4.56
                                          2004      3,173   1.057 - 1.300      4,018        0.61     1.60 - 2.50        5.56 - 9.76
                                          2003      2,333   1.170 - 1.219      2,812        0.32     1.60 - 2.50       7.83 - 36.81
                                          2002      1,562   0.886 - 0.891      1,388        0.41     1.60 - 1.75  (26.41) - (26.24)
                                          2001      1,647   1.204 - 1.208      1,987        0.87     1.60 - 1.75        0.17 - 0.25

  High Yield Bond Fund - Class I          2005      2,573   1.026 - 1.499      3,245        6.04     1.55 - 2.60        1.18 - 2.18
                                          2004      2,804   1.102 - 1.467      3,627        6.12     1.60 - 2.60        3.86 - 9.31
                                          2003      2,808   1.066 - 1.342      3,634        8.24     1.60 - 2.50       4.81 - 22.22
                                          2002      1,561   1.092 - 1.098      1,711       13.42     1.60 - 1.75        5.51 - 5.68
                                          2001        382   1.035 - 1.039        397        9.30     1.60 - 1.75        3.29 - 3.49

  Investors Fund - Class I                2005      1,168   1.059 - 1.283      1,342        1.21     1.55 - 2.60       3.93 - 10.00
                                          2004      1,238   1.064 - 1.230      1,360        1.50     1.60 - 2.50        7.67 - 8.60
                                          2003      1,201   0.981 - 1.138      1,207        1.67     1.60 - 2.50      10.27 - 30.17
                                          2002        990   0.755 - 0.759        748        1.10     1.60 - 1.75  (24.35) - (24.25)
                                          2001      1,091   0.998 - 1.002      1,090        0.78     1.60 - 1.75    (5.85) - (5.65)

  Large Cap Growth Fund - Class I         2005      1,896   1.014 - 1.200      2,239        0.02     1.95 - 2.60       2.60 - 11.92
                                          2004      1,586   0.990 - 1.163      1,831        0.27     1.95 - 2.50     (1.96) - 11.11
                                          2003        292   1.176 - 1.179        344           -     1.95 - 2.50       7.09 - 15.14

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
SALOMON BROTHERS VARIABLE SERIES FUNDS
INC. (CONTINUED)
  Small Cap Growth Fund - Class I         2005      3,311   0.983 - 1.471      4,229           -     1.55 - 2.60      (1.49) - 3.23
                                          2004      3,090   0.953 - 1.430      3,781           -     1.60 - 2.60      12.27 - 25.00
                                          2003      1,943   0.843 - 1.266      1,857           -     1.60 - 2.50      11.05 - 46.54
                                          2002      1,144   0.576 - 0.578        660           -     1.60 - 1.75  (35.86) - (35.78)
                                          2001        662   0.898 - 0.900        595           -     1.60 - 1.75    (8.83) - (8.72)

  Strategic Bond Fund - Class I           2005      7,704   1.005 - 1.412      8,923        5.06     1.55 - 2.60      (0.20) - 0.86
                                          2004      6,344   1.053 - 1.400      7,606        5.39     1.60 - 2.60        2.40 - 4.95
                                          2003      4,091   1.012 - 1.334      5,126        7.17     1.60 - 2.50       4.55 - 11.45
                                          2002      2,339   1.191 - 1.197      2,796        7.04     1.60 - 1.75        6.91 - 7.07
                                          2001        984   1.114 - 1.118      1,099        5.01     1.60 - 1.75        5.09 - 5.27
SCUDDER VARIABLE SERIES I
  Growth and Income Portfolio - Class B   2005        501   1.096 - 1.259        617        0.96     1.95 - 2.60        3.07 - 5.27
                                          2004        434   1.204 - 1.214        523        0.35     1.95 - 2.50        7.12 - 8.10
                                          2003         76   1.124 - 1.127         85           -     2.10 - 2.50        5.43 - 9.55
SCUDDER VARIABLE SERIES II
  Scudder International Select Equity
    Portfolio - Class B                   2005      2,327   1.121 - 1.563      3,512        2.10     1.85 - 2.60       2.28 - 11.80
                                          2004      1,462   1.164 - 1.398      2,027        0.49     1.95 - 2.60      10.86 - 16.85
                                          2003        413   1.206 - 1.210        499           -     1.95 - 2.50      16.41 - 18.98
THE TRAVELERS SERIES TRUST
  AIM Capital Appreciation Portfolio      2005      1,605   1.118 - 1.287      2,040        0.23     1.95 - 2.50       6.02 - 10.37
                                          2004      1,227   1.053 - 1.207      1,472        0.28     1.95 - 2.60        3.91 - 9.92
                                          2003        155   1.152 - 1.156        179           -     1.95 - 2.50        3.22 - 9.08

  Equity Income Portfolio                 2005      2,520   1.120 - 1.257      3,114           -     1.95 - 2.60        1.73 - 9.56
                                          2004      1,898   1.101 - 1.227      2,314        1.91     1.95 - 2.60        7.10 - 7.82
                                          2003        558   1.135 - 1.138        634        1.77     1.95 - 2.50       1.43 - 11.68

  Large Cap Portfolio                     2005      2,113   1.109 - 1.256      2,585           -     1.95 - 2.60        5.92 - 6.62
                                          2004      1,595   1.047 - 1.178      1,866        1.18     1.95 - 2.60        1.29 - 8.71
                                          2003        441   1.124 - 1.128        496        0.69     1.95 - 2.50       7.22 - 11.06

  MFS Total Return Portfolio              2005      5,876   1.003 - 1.179      6,818        2.51     1.85 - 2.60        0.37 - 1.93
                                          2004      3,663   1.094 - 1.168      4,249        4.35     1.95 - 2.60        5.50 - 9.36
                                          2003        918   1.065 - 1.068        979        5.12     1.95 - 2.50        5.53 - 7.55

  Style Focus Series: Small Cap Value
    Portfolio                             2005         98   1.100 - 1.105        108        0.65     1.95 - 2.60       1.66 - 12.99

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Core Plus Fixed Income Portfolio -
    Class II                              2005      4,163   1.005 - 1.046      4,292        3.57     1.85 - 2.60        0.30 - 1.96
                                          2004      3,229   1.013 - 1.031      3,278        3.76     1.95 - 2.60        0.19 - 2.00
                                          2003        867   0.998 - 1.001        865           -     1.95 - 2.50        1.42 - 2.25

  Emerging Markets Equity Portfolio -
    Class I                               2005      1,715   1.212 - 2.151      3,109        0.38     1.55 - 2.60       6.60 - 31.77
                                          2004      1,320   1.183 - 1.638      1,862        0.63     1.60 - 2.60      17.07 - 21.12
                                          2003      1,208   0.978 - 1.357      1,260           -     1.60 - 2.50      18.68 - 47.46
                                          2002        560   0.665 - 0.668        374           -     1.60 - 1.75  (10.50) - (10.46)
                                          2001        522   0.743 - 0.746        389           -     1.60 - 1.75    (8.16) - (7.90)

  Equity and Income Portfolio - Class II  2005      8,390   1.141 - 1.264     10,445        0.67     1.95 - 2.60        4.68 - 5.33
                                          2004      6,561   1.090 - 1.200      7,820           -     1.95 - 2.60        3.12 - 9.39
                                          2003      1,255   1.094 - 1.097      1,373        0.97     1.95 - 2.50       8.19 - 10.25

  Equity Growth Portfolio - Class I       2005      3,549   0.717 - 1.338      3,130        0.50     1.55 - 2.60      12.92 - 21.19
                                          2004      3,516   0.631 - 1.179      2,645        0.21     1.60 - 2.50        5.13 - 6.01
                                          2003      3,328   0.596 - 1.116      2,172           -     1.60 - 2.50       8.07 - 23.00
                                          2002      1,883   0.485 - 0.487        916        0.19     1.60 - 1.75  (29.09) - (29.01)
                                          2001      1,619   0.684 - 0.686      1,110           -     1.60 - 1.75  (16.69) - (16.55)

  Global Franchise Portfolio - Class II   2005      8,265   1.065 - 1.411     11,339           -     1.85 - 2.60        2.40 - 9.81
                                          2004      5,153   1.077 - 1.285      6,558        0.18     1.95 - 2.60       4.26 - 11.59
                                          2003      1,059   1.158 - 1.162      1,228           -     1.95 - 2.50      16.97 - 17.26

  Global Value Equity Portfolio -
    Class I                               2005      4,102   1.050 - 1.383      4,994        1.07     1.55 - 2.60        1.55 - 4.66
                                          2004      4,367   1.092 - 1.332      5,125        0.75     1.60 - 2.60      10.73 - 13.15
                                          2003      3,293   1.008 - 1.197      3,370           -     1.60 - 2.50       8.72 - 27.03
                                          2002      2,340   0.795 - 0.799      1,867        1.25     1.60 - 1.75  (18.38) - (18.22)
                                          2001      1,925   0.974 - 0.977      1,878        1.22     1.60 - 1.75    (8.63) - (8.52)

  Mid Cap Growth Portfolio - Class I      2005      4,084   0.776 - 1.648      4,138           -     1.55 - 2.60       0.36 - 18.69
                                          2004      4,065   0.672 - 1.430      3,438           -     1.60 - 2.60      13.45 - 19.65
                                          2003      3,940   0.562 - 1.199      2,426           -     1.60 - 2.50       6.89 - 39.51
                                          2002      2,818   0.404 - 0.405      1,138           -     1.60 - 1.75  (32.33) - (32.27)
                                          2001      2,574   0.597 - 0.598      1,536           -     1.60 - 1.75  (30.50) - (30.47)

  Small Company Growth Portfolio -
    Class II                              2005      1,422   1.244 - 1.587      2,197           -     1.95 - 2.60       9.99 - 10.67
                                          2004      1,229   1.131 - 1.434      1,740           -     1.95 - 2.60       2.17 - 22.25
                                          2003        336   1.225 - 1.229        412           -     1.95 - 2.50      11.74 - 17.38

  Technology Portfolio - Class I          2005      1,670   0.226 - 1.035        379           -     1.55 - 1.75      (2.16) - 4.86
                                          2004      1,055   0.231 - 0.233        245           -     1.60 - 1.75    (3.35) - (2.92)
                                          2003      1,380   0.239 - 0.240        331           -     1.60 - 1.75      44.85 - 45.45
                                          2002      1,254           0.165        207           -     1.60 - 1.75  (49.85) - (49.70)
                                          2001      1,215   0.328 - 0.329        399           -     1.60 - 1.75  (49.77) - (49.62)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(CONTINUED)
  U.S. Mid Cap Value Portfolio - Class I  2005      4,812   1.095 - 1.497      6,455        0.32     1.55 - 2.60       7.56 - 10.59
                                          2004      4,826   1.125 - 1.359      5,936        0.02     1.60 - 2.60      10.15 - 16.32
                                          2003      4,281   1.056 - 1.209      4,592           -     1.60 - 2.50      10.03 - 39.14
                                          2002      4,681   0.760 - 0.764      3,561           -     1.60 - 1.75  (29.24) - (29.13)
                                          2001      3,479   1.074 - 1.078      3,741           -     1.60 - 1.75    (4.87) - (4.69)

  U.S. Real Estate Portfolio - Class I    2005      2,244   1.038 - 2.513      4,352        1.32     1.55 - 2.60       3.39 - 15.22
                                          2004      2,211   1.309 - 2.181      3,978        1.60     1.60 - 2.60      14.12 - 34.22
                                          2003      1,466   1.180 - 1.625      2,198           -     1.60 - 2.50       6.19 - 35.42
                                          2002      1,210   1.194 - 1.200      1,448        3.99     1.60 - 1.75    (2.53) - (2.36)
                                          2001        619   1.225 - 1.229        760        6.03     1.60 - 1.75        7.93 - 8.09

  Value Portfolio - Class I               2005      2,389   1.036 - 1.391      3,099        1.49     1.55 - 2.50        2.01 - 2.97
                                          2004      2,926   1.137 - 1.356      3,770        1.02     1.60 - 2.50      12.57 - 15.94
                                          2003      2,195   1.097 - 1.173      2,433           -     1.60 - 2.50       9.52 - 31.90
                                          2002      1,850   0.832 - 0.837      1,545        0.91     1.60 - 1.75  (23.53) - (23.35)
                                          2001      1,976   1.088 - 1.092      2,155        1.08     1.60 - 1.75        0.46 - 0.65
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class I Shares     2005      4,610   1.036 - 1.402      6,354        1.26     1.55 - 1.75        2.51 - 3.19
                                          2004      5,117   1.354 - 1.365      6,950        1.03     1.60 - 1.75      15.73 - 15.87
                                          2003      5,404   1.170 - 1.178      6,340        1.04     1.60 - 1.75      28.71 - 29.03
                                          2002      5,809   0.909 - 0.913      5,289        0.64     1.60 - 1.75  (20.61) - (20.54)
                                          2001      3,798   1.145 - 1.149      4,357           -     1.60 - 1.75    (4.18) - (4.09)

  Comstock Portfolio - Class II Shares    2005     14,963   1.028 - 1.354     19,829        0.88     1.85 - 2.60        1.51 - 4.58
                                          2004     11,180   1.129 - 1.327     14,711        0.48     1.95 - 2.60       8.98 - 15.19
                                          2003      2,758   1.148 - 1.152      3,170           -     1.95 - 2.50      11.78 - 13.27

  Emerging Growth Portfolio - Class I
    Shares                                2005      3,054   0.886 - 1.072      2,775        0.27     1.55 - 1.75        6.11 - 7.52
                                          2004      3,674   0.835 - 0.842      3,078           -     1.60 - 1.75        5.16 - 5.38
                                          2003      4,256   0.794 - 0.799      3,388           -     1.60 - 1.75             25.24*
                                          2002      4,628   0.634 - 0.638      2,942        0.35     1.60 - 1.75  (33.68) - (33.54)
                                          2001      5,061   0.956 - 0.960      4,847        0.09     1.60 - 1.75  (32.72) - (32.58)

  Emerging Growth Portfolio - Class II
    Shares                                2005      4,001   1.042 - 1.228      4,852        0.01     1.85 - 2.60        1.07 - 6.74
                                          2004      3,129   1.057 - 1.163      3,615           -     1.95 - 2.50        4.16 - 9.76
                                          2003        590   1.107 - 1.111        654           -     1.95 - 2.50       1.46 - 10.77

  Enterprise Portfolio - Class I Shares   2005      2,208   0.694 - 1.058      1,670        0.73     1.55 - 1.75        4.86 - 6.38
                                          2004      2,936   0.653 - 0.658      1,926        0.40     1.60 - 1.75        2.33 - 2.35
                                          2003      3,589   0.638 - 0.643      2,301        0.53     1.60 - 1.75      23.64 - 23.89
                                          2002      4,559   0.516 - 0.519      2,360        0.48     1.60 - 1.75  (30.55) - (30.43)
                                          2001      4,855   0.743 - 0.746      3,616        0.19     1.60 - 1.75  (21.79) - (21.72)

  Enterprise Portfolio - Class II Shares  2005        529   1.089 - 1.212        630        0.43     1.95 - 2.60        5.12 - 9.42
                                          2004        581   1.036 - 1.146        659        0.10     1.95 - 2.60      (0.43) - 8.37
                                          2003        169   1.122 - 1.125        190           -     2.10 - 2.50        5.73 - 9.57

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
VAN KAMPEN LIFE INVESTMENT TRUST
(CONTINUED)
  Government Portfolio - Class I Shares   2005      3,088   1.000 - 1.301      3,894        4.69     1.55 - 1.75      (0.50) - 1.96
                                          2004      5,091   1.266 - 1.276      6,471        4.48     1.60 - 1.75        2.34 - 2.49
                                          2003      4,470   1.237 - 1.245      5,551        5.10     1.60 - 1.75        0.00 - 0.16
                                          2002      6,765   1.237 - 1.243      8,396        2.59     1.60 - 1.75        7.75 - 7.81
                                          2001      2,970   1.148 - 1.153      3,421        3.76     1.60 - 1.75        5.03 - 5.30

  Government Portfolio - Class II Shares  2005      2,136   0.997 - 1.044      2,153        3.40     1.95 - 2.60        0.48 - 1.30
                                          2004      1,627   0.990 - 1.036      1,616        2.98     1.95 - 2.50        0.78 - 1.84
                                          2003        381   0.977 - 0.980        373           -     1.95 - 2.50        0.62 - 1.66

  Growth and Income Portfolio - Class I
    Shares                                2005      5,741   1.065 - 1.456      8,055        1.22     1.55 - 1.75        6.50 - 8.25
                                          2004      7,255   1.334 - 1.345      9,728        0.96     1.60 - 1.75      12.38 - 12.55
                                          2003      8,683   1.187 - 1.195     10,346        0.89     1.60 - 1.75      25.87 - 26.05
                                          2002      6,404   0.943 - 0.948      6,059        0.99     1.60 - 1.75  (16.03) - (15.88)
                                          2001      5,528   1.123 - 1.127      6,223        0.06     1.60 - 1.75    (7.42) - (7.32)

  Growth and Income Portfolio - Class II
    Shares                                2005      6,703   1.040 - 1.381      9,089        0.81     1.85 - 2.60        2.56 - 7.64
                                          2004      5,658   1.111 - 1.283      7,207        0.53     1.95 - 2.60       9.46 - 11.86
                                          2003      1,946   1.143 - 1.147      2,227           -     1.95 - 2.50      11.15 - 12.23

  Money Market Portfolio - Class I
    Shares                                2005      1,912   1.008 - 1.068      2,027        2.60     1.55 - 1.75        0.50 - 1.14
                                          2004      2,225   1.048 - 1.056      2,339        0.78     1.60 - 1.75    (0.95) - (0.85)
                                          2003      3,179   1.058 - 1.065      3,375        0.61     1.60 - 1.75    (1.12) - (1.02)
                                          2002     13,666   1.070 - 1.076     14,673        1.19     1.60 - 1.75    (0.56) - (0.37)
                                          2001     10,122   1.076 - 1.080     10,912        3.18     1.60 - 1.75        1.89 - 1.98

  Money Market Portfolio - Class II
    Shares                                2005      2,592   0.967 - 0.991      2,521        2.53     1.95 - 2.60      (0.20) - 0.41
                                          2004      1,267   0.968 - 0.990      1,230        0.67     1.95 - 2.60    (1.93) - (0.10)
                                          2003        305   0.987 - 0.990        301        0.07     1.95 - 2.50    (0.80) - (0.50)
VARIABLE INSURANCE PRODUCTS FUND
  Contrafund(R) Portfolio - Service
    Class 2                               2005      6,431   1.090 - 1.515      9,506        0.11     1.85 - 2.60       3.12 - 18.58
                                          2004      4,904   1.106 - 1.324      6,437        0.10     1.95 - 2.50      12.32 - 14.26
                                          2003      1,012   1.169 - 1.172      1,183           -     1.95 - 2.50       5.40 - 12.61

  Mid Cap Portfolio - Service Class 2     2005      4,583   1.409 - 1.781      7,971           -     1.95 - 2.60      15.02 - 15.72
                                          2004      3,672   1.225 - 1.539      5,607           -     1.95 - 2.60       2.60 - 23.59
                                          2003        818   1.255 - 1.258      1,027           -     1.95 - 2.50      12.46 - 19.13

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

* The total maximum and minimun returns for both unit values were 25.24%, due to rounding.

6. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                  SALOMON BROTHERS
                                                VARIABLE AGGRESSIVE
                                                   GROWTH FUND -                   DIVIDEND
                                                   CLASS I SHARES              GROWTH PORTFOLIO               EQUITY PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....       860,958        157,719      1,113,102        345,181        300,801         63,704
Accumulation units purchased and
  transferred from other funding options .       376,690        748,589        223,036        770,067         17,295        245,521
Accumulation units redeemed and
  transferred to other funding options ...       (93,848)       (45,350)       (17,080)        (2,146)       (31,842)        (8,424)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,143,800        860,958      1,319,058      1,113,102        286,254        300,801
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                               HIGH YIELD
                                                      S&P 500                    ALL CAP FUND -                BOND FUND -
                                                   INDEX PORTFOLIO                  CLASS I                      CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,283,364        219,151      3,172,744      2,332,512      2,804,333      2,808,249
Accumulation units purchased and
  transferred from other funding options .       949,698      1,083,828      1,413,255      1,269,426        437,777      2,794,367
Accumulation units redeemed and
  transferred to other funding options ...      (618,151)       (19,615)      (526,152)      (429,194)      (669,158)    (2,798,283)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,614,911      1,283,364      4,059,847      3,172,744      2,572,952      2,804,333
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                   LARGE CAP                    SMALL CAP
                                                  INVESTORS FUND -                GROWTH FUND -                GROWTH FUND -
                                                      CLASS I                        CLASS I                      CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,238,108      1,200,539      1,586,054        292,044      3,089,840      1,943,020
Accumulation units purchased and
  transferred from other funding options .       168,656        105,629        424,715      1,418,199        758,449      2,349,528
Accumulation units redeemed and
  transferred to other funding options ...      (238,491)       (68,060)      (114,927)      (124,189)      (537,081)    (1,202,708)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,168,273      1,238,108      1,895,842      1,586,054      3,311,208      3,089,840
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                                   SCUDDER
                                                                                                                INTERNATIONAL
                                                    STRATEGIC                     GROWTH AND                    SELECT EQUITY
                                                    BOND FUND -                 INCOME PORTFOLIO -                 PORTFOLIO -
                                                      CLASS I                      CLASS B                         CLASS B
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     6,344,488      4,090,560        433,594         75,815      1,461,861        413,270
Accumulation units purchased and
  transferred from other funding options .     2,085,393      3,035,890        106,022        362,667      1,110,946      1,153,561
Accumulation units redeemed and
  transferred to other funding options ...      (725,841)      (781,962)       (38,974)        (4,888)      (246,023)      (104,970)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     7,704,040      6,344,488        500,642        433,594      2,326,784      1,461,861
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                   AIM CAPITAL
                                                   APPRECIATION                      EQUITY                      LARGE CAP
                                                     PORTFOLIO                   INCOME PORTFOLIO                PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,227,026        155,219      1,898,361        558,118      1,594,615        441,102
Accumulation units purchased and
  transferred from other funding options .       497,846      1,081,171        730,422      1,389,938        621,027      1,231,961
Accumulation units redeemed and
  transferred to other funding options ...      (119,515)        (9,364)      (109,159)       (49,695)      (102,297)       (78,448)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,605,357      1,227,026      2,519,624      1,898,361      2,113,345      1,594,615
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                     STYLE
                                                        MFS                       FOCUS SERIES:                 CORE PLUS
                                                   TOTAL RETURN                    SMALL CAP                   FIXED INCOME
                                                     PORTFOLIO                   VALUE PORTFOLIO            PORTFOLIO - CLASS II
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     3,662,768        918,495             --             --      3,229,278        866,596
Accumulation units purchased and
  transferred from other funding options .     2,407,376      2,805,196         98,791             --      1,234,313      2,453,268
Accumulation units redeemed and
  transferred to other funding options ...      (194,233)       (60,923)          (730)            --       (300,173)       (90,586)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     5,875,911      3,662,768         98,061             --      4,163,418      3,229,278
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                     EMERGING                       EQUITY AND                    EQUITY
                                                  MARKETS EQUITY               INCOME PORTFOLIO -            GROWTH PORTFOLIO -
                                                PORTFOLIO - CLASS I                 CLASS II                      CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,320,366      1,208,309      6,561,285      1,254,737      3,516,420      3,328,090
Accumulation units purchased and
  transferred from other funding options .       899,940      3,679,476      2,200,314      5,459,412        589,701      2,112,988
Accumulation units redeemed and
  transferred to other funding options ...      (505,074)    (3,567,419)      (371,578)      (152,864)      (557,530)    (1,924,658)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,715,232      1,320,366      8,390,021      6,561,285      3,548,591      3,516,420
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                      GLOBAL                      GLOBAL VALUE                    MID CAP
                                               FRANCHISE PORTFOLIO -            EQUITY PORTFOLIO -           GROWTH PORTFOLIO -
                                                     CLASS II                       CLASS I                       CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     5,153,176      1,059,096      4,367,204      3,293,221      4,064,874      3,940,181
Accumulation units purchased and
  transferred from other funding options .     3,494,864      4,190,871      1,039,541      1,400,572        537,011        971,117
Accumulation units redeemed and
  transferred to other funding options ...      (382,866)       (96,791)    (1,304,744)      (326,589)      (518,095)      (846,424)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     8,265,174      5,153,176      4,102,001      4,367,204      4,083,790      4,064,874
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                                    U.S.
                                                   SMALL COMPANY                   TECHNOLOGY                      MID CAP
                                                GROWTH PORTFOLIO -                 PORTFOLIO -                 VALUE PORTFOLIO -
                                                      CLASS II                      CLASS I                        CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,229,368        336,017      1,055,249      1,379,918      4,826,367      4,281,399
Accumulation units purchased and
  transferred from other funding options .       441,609        913,180        792,957        162,478        968,144      1,067,684
Accumulation units redeemed and
  transferred to other funding options ...      (249,096)       (19,829)      (178,606)      (487,147)      (982,753)      (522,716)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,421,881      1,229,368      1,669,600      1,055,249      4,811,758      4,826,367
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                                  COMSTOCK
                                                 U.S. REAL ESTATE               VALUE PORTFOLIO -                 PORTFOLIO -
                                                PORTFOLIO - CLASS I                  CLASS I                    CLASS I SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     2,211,322      1,466,135      2,925,741      2,194,916      5,116,965      5,404,338
Accumulation units purchased and
  transferred from other funding options .       737,461      1,326,024        592,752      1,028,076        420,292        464,233
Accumulation units redeemed and
  transferred to other funding options ...      (705,259)      (580,837)    (1,129,224)      (297,251)      (927,373)      (751,606)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     2,243,524      2,211,322      2,389,269      2,925,741      4,609,884      5,116,965
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                      COMSTOCK                       EMERGING                     EMERGING
                                                    PORTFOLIO -                 GROWTH PORTFOLIO -             GROWTH PORTFOLIO -
                                                  CLASS II SHARES                CLASS I SHARES                CLASS II SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....    11,179,552      2,758,451      3,673,991      4,255,777      3,128,574        590,122
Accumulation units purchased and
  transferred from other funding options .     4,606,268      8,710,710        552,654        132,533      1,136,561      2,639,046
Accumulation units redeemed and
  transferred to other funding options ...      (822,912)      (289,609)    (1,172,959)      (714,319)      (264,377)      (100,594)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........    14,962,908     11,179,552      3,053,686      3,673,991      4,000,758      3,128,574
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                     ENTERPRISE                    ENTERPRISE                    GOVERNMENT
                                                     PORTFOLIO -                   PORTFOLIO -                   PORTFOLIO -
                                                   CLASS I SHARES                CLASS II SHARES                CLASS I SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     2,936,108      3,588,745        580,545        169,359      5,090,971      4,470,176
Accumulation units purchased and
  transferred from other funding options .       411,933        219,421        119,447        418,723        537,821      1,865,689
Accumulation units redeemed and
  transferred to other funding options ...    (1,140,522)      (872,058)      (171,156)        (7,537)    (2,540,661)    (1,244,894)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     2,207,519      2,936,108        528,836        580,545      3,088,131      5,090,971
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                    GOVERNMENT                     GROWTH AND                   GROWTH AND
                                                    PORTFOLIO -                 INCOME PORTFOLIO -           INCOME PORTFOLIO -
                                                  CLASS II SHARES                 CLASS I SHARES               CLASS II SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,627,074        381,494      7,255,122      8,683,435      5,657,594      1,946,331
Accumulation units purchased and
  transferred from other funding options .       643,596      1,406,275        848,406        754,726      1,326,383      3,912,860
Accumulation units redeemed and
  transferred to other funding options ...      (134,438)      (160,695)    (2,362,952)    (2,183,039)      (281,382)      (201,597)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     2,136,232      1,627,074      5,740,576      7,255,122      6,702,595      5,657,594
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                       MONEY                          MONEY                     CONTRAFUND(R)
                                                 MARKET PORTFOLIO -             MARKET PORTFOLIO -               PORTFOLIO -
                                                   CLASS I SHARES                CLASS II SHARES               SERVICE CLASS 2
                                             --------------------------    --------------------------    --------------------------
                                                 2005           2004           2005           2004          2005           2004
                                                 ----           ----           ----           ----          ----           ----
Accumulation units beginning of year .....     2,225,380      3,178,947      1,266,890        304,870      4,904,448      1,011,889
Accumulation units purchased and
  transferred from other funding options .     1,822,629      5,621,734      3,161,141      2,622,335      1,934,279      4,009,401
Accumulation units redeemed and
  transferred to other funding options ...    (2,136,258)    (6,575,301)    (1,836,381)    (1,660,315)      (407,607)      (116,842)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year ...........     1,911,751      2,225,380      2,591,650      1,266,890      6,431,120      4,904,448
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                              MID CAP
                                                            PORTFOLIO -
                                                           SERVICE CLASS 2
                                                     --------------------------
                                                        2005             2004
                                                        ----             ----
Accumulation units beginning of year ...........      3,672,075         817,676
Accumulation units purchased and
  transferred from other funding options .......      1,340,988       2,994,387
Accumulation units redeemed and
  transferred to other funding options .........       (429,931)       (139,988)
                                                     ----------      ----------
Accumulation units end of year .................      4,583,132       3,672,075
                                                     ==========      ==========

                              INDEPENDENT AUDITORS
                              --------------------

                              DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                              Hartford, Connecticut

SEP8 (Annual) (12-05) Printed in U.S.A.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-8
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-57
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-58
  Schedule IV -- Consolidated Reinsurance...................  F-60

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Life and Annuity Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Life and Annuity Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Life and Annuity Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
---------------------------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Life and Annuity Company:

     We have audited the accompanying balance sheet of The Travelers Life and Annuity Company as of December 31, 2004 (PREDECESSOR) and the related statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2004 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ KPMG LLP
---------------------------------------------------------
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Life and Annuity Company:

     Under date of March 28, 2005, we reported on the balance sheet of The Travelers Life and Annuity Company as of December 31, 2004 (PREDECESSOR) and the related statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ KPMG LLP
---------------------------------------------------------
KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR       PREDECESSOR
                                                              ------------   ---------------
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------   ---------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $6,158 and $5,929, respectively)......    $ 6,055          $ 6,261
  Equity securities available-for-sale, at fair value (cost:
     $4 and $23, respectively)..............................          4               26
  Mortgage loans on real estate.............................        258              212
  Policy loans..............................................         37               32
  Other limited partnership interests.......................         73              219
  Short-term investments....................................         57              420
  Other invested assets.....................................        333              159
                                                                -------          -------
     Total investments......................................      6,817            7,329
Cash and cash equivalents...................................        233                1
Accrued investment income...................................         69               84
Premiums and other receivables..............................        201              242
Deferred policy acquisition costs and value of business
  acquired..................................................      1,777            1,533
Goodwill....................................................        243               --
Current income tax recoverable..............................         20               --
Deferred income tax assets..................................         90               --
Other assets................................................         22                5
Separate account assets.....................................     12,179           11,631
                                                                -------          -------
     Total assets...........................................    $21,651          $20,825
                                                                =======          =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $ 1,740          $ 1,073
  Policyholder account balances.............................      5,688            5,227
  Other policyholder funds..................................         68                6
  Current income tax payable................................         --              265
  Deferred income tax liability.............................         --              180
  Payables for collateral under securities loaned and other
     transactions...........................................        108              208
  Other liabilities.........................................        132              274
  Separate account liabilities..............................     12,179           11,631
                                                                -------          -------
     Total liabilities......................................     19,915           18,864
                                                                -------          -------
Stockholder's Equity:
Common stock, par value $100 per share; 100,000 shares
  authorized, 30,000 shares issued and outstanding..........          3                3
Additional paid-in capital..................................      1,725              817
Retained earnings...........................................         50              922
Accumulated other comprehensive (loss) income...............        (42)             219
                                                                -------          -------
     Total stockholder's equity.............................      1,736            1,961
                                                                -------          -------
     Total liabilities and stockholder's equity.............    $21,651          $20,825
                                                                =======          =======

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
REVENUES
Premiums.......................................        $ 17               $ 20         $ 40    $ 41
Universal life and investment-type product
  policy fees..................................         233                221          371     237
Net investment income..........................         167                223          389     356
Other revenues.................................          11                 12           19      19
Net investment gains (losses)..................         (35)                (6)          17      (7)
                                                       ----               ----         ----    ----
  Total revenues...............................         393                470          836     646
                                                       ----               ----         ----    ----
EXPENSES
Policyholder benefits and claims...............          90                 49           85      90
Interest credited to policyholder account
  balances.....................................          76                126          241     217
Other expenses.................................         165                184          303     185
                                                       ----               ----         ----    ----
  Total expenses...............................         331                359          629     492
                                                       ----               ----         ----    ----
Income before provision for income taxes.......          62                111          207     154
Provision for income taxes.....................          12                 35           49      35
                                                       ----               ----         ----    ----
Net income.....................................        $ 50               $ 76         $158    $119
                                                       ====               ====         ====    ====

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                         ACCUMULATED OTHER
                                                                                           COMPREHENSIVE
                                                                                           INCOME (LOSS)
                                                                                         -----------------
                                                                 ADDITIONAL               NET UNREALIZED
                                                        COMMON    PAID-IN     RETAINED   INVESTMENT GAINS
                                                        STOCK     CAPITAL     EARNINGS       (LOSSES)        TOTAL
                                                        ------   ----------   --------   -----------------   ------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)..............  $   3      $  417     $   645          $  95         $1,160
Comprehensive income (loss):
  Net income..........................................                            119                           119
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (3)            (3)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                           123            123
                                                                                                             ------
    Other comprehensive income (loss).................                                                          120
                                                                                                             ------
  Comprehensive income (loss).........................                                                          239
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)............      3         417         764            215          1,399
Capital contributed by The Travelers Insurance
  Company.............................................                400                                       400
Comprehensive income (loss):
  Net income..........................................                            158                           158
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (5)            (5)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                             9              9
                                                                                                             ------
    Other comprehensive income (loss).................                                                            4
                                                                                                             ------
  Comprehensive income (loss).........................                                                          162
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)............      3         817         922            219          1,961
Comprehensive income (loss):
  Net income..........................................                             76                            76
  Other comprehensive income (loss):
    Unrealized gains (losses) on derivative
      instruments, net of income taxes................                                            (2)            (2)
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                            (5)            (5)
                                                                                                             ------
    Other comprehensive income (loss).................                                                           (7)
                                                                                                             ------
  Comprehensive income (loss).........................                                                           69
Assumption of liabilities by The Travelers Insurance
  Company.............................................                  4                                         4
                                                        -----      ------     -------          -----         ------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)................      3         821         998            212          2,034
Effect of push down accounting of MetLife,
  Inc.'s purchase price on The Travelers Life and
    Annuity
  Company's net assets acquired (See Note 1)..........              1,112        (998)          (212)           (98)
                                                        -----      ------     -------          -----         ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)...................      3       1,933          --             --          1,936
Revisions of purchase price pushed down to The
  Travelers Life and Annuity Company's net assets
  acquired (See Note 1)...............................               (208)                                     (208)
Comprehensive income (loss):
  Net income..........................................                             50                            50
  Other comprehensive income (loss):
    Unrealized investment gains (losses), net of
      related offsets and income taxes................                                           (42)           (42)
                                                                                                             ------
    Other comprehensive income (loss).................                                                          (42)
                                                                                                             ------
  Comprehensive income (loss).........................                                                            8
                                                        -----      ------     -------          -----         ------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)..............  $   3      $1,725     $    50          $ (42)        $1,736
                                                        =====      ======     =======          =====         ======

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                     PREDECESSOR
                                                         ----------------    --------------------------------------
                                                         SIX MONTHS ENDED    SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,          JUNE 30,           DECEMBER 31,
                                                         ----------------    ----------------    ------------------
                                                               2005                2005           2004       2003
                                                         ----------------    ----------------    -------    -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................      $    50              $  76          $   158    $   119
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................           12                 (8)             (18)       (13)
    Losses (gains) from sales of investments, net......           35                  6              (17)         7
    Interest credited to other policyholder account
      balances.........................................           76                126              241        217
    Universal life and investment-type product policy
      fees.............................................         (233)              (221)            (371)      (237)
    Change in accrued investment income................           11                 (4)              (7)       (37)
    Change in premiums and other receivables...........          (81)                 2               --          3
    Change in DAC and VOBA, net........................          (56)               (90)            (243)      (215)
    Change in insurance-related liabilities............           49                (15)             (49)       (16)
    Change in current income taxes payable.............          (25)              (242)             227       (101)
    Change in other assets.............................           90                 49               72       (128)
    Change in other liabilities........................           54                (75)             (17)        53
    Other, net.........................................           (1)                34              (21)        33
                                                             -------              -----          -------    -------
NET CASH (USED IN) OPERATING ACTIVITIES................          (19)              (362)             (45)      (315)
                                                             -------              -----          -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................        3,483                521            1,305      2,111
    Equity securities..................................           30                  8               19          8
    Mortgage loans on real estate......................           37                 18               59         23
    Real estate and real estate joint ventures.........           --                 17                9         16
    Other limited partnership interests................           17                 18               23         16
  Purchases of:
    Fixed maturities...................................       (3,557)              (448)          (2,156)    (2,854)
    Equity securities..................................           --                 (1)             (30)        (4)
    Mortgage loans on real estate......................          (20)               (75)            (136)       (28)
    Other limited partnership interests................          (11)               (41)             (89)       (75)
  Policy loans.........................................           (2)                (4)              (5)         1
  Net change in short-term investments.................          131                135             (225)       280
  Net change in other invested assets..................           21                 16               43         76
  Other, net...........................................           --                  2               (1)        10
                                                             -------              -----          -------    -------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES....          129                166           (1,184)      (420)
                                                             -------              -----          -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits...........................................          343                476            1,023        914
    Withdrawals........................................         (290)              (181)            (178)      (268)
  Net change in payables for collateral under
    securities loaned and other transactions...........           (2)               (98)             (16)        75
  Financing element of certain derivative
    instruments........................................          (13)                --               --         --
  Capital contribution from parent.....................           --                 --              400         --
                                                             -------              -----          -------    -------
NET CASH PROVIDED BY FINANCING ACTIVITIES..............           38                197            1,229        721
                                                             -------              -----          -------    -------
Change in cash and cash equivalents....................          148                  1               --        (14)
Cash and cash equivalents, beginning of period.........           85                  1                1         15
                                                             -------              -----          -------    -------
CASH AND CASH EQUIVALENTS, END OF PERIOD...............      $   233              $   2          $     1    $     1
                                                             =======              =====          =======    =======
Supplemental disclosures of cash flow information:
    Net cash paid (received) during the period for
      income taxes.....................................      $    37              $ 277          $  (179)   $   135
    Assumption of liabilities by The Travelers
      Insurance Company................................      $    --              $   4          $    --    $    --
                                                             =======              =====          =======    =======

    See Note 1 for purchase accounting adjustment.

          See accompanying notes to consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS LIFE AND ANNUITY COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Life and Annuity Company ("TLAC," together with its subsidiaries, the "Company") and other affiliated entities, including the Company's parent, The Travelers Insurance Company ("TIC"), and substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $314 million, net of the related deferred tax assets of $110 million, for a net change of $204 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $23 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $227 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

price attributed to the Company was decreased by $208 million resulting in an increase in goodwill of $19 million.

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                   SUCCESSOR
                                                                   ---------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                 (IN MILLIONS)
TOTAL PURCHASE PRICE:.......................................             $11,966
  Purchase price attributed to other affiliates.............              10,238
                                                                         -------
  Purchase price attributed to the Company..................               1,728
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS...............................................  $ 2,034
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturities available-for-sale.......................       (4)
  Mortgage loans on real estate.............................        7
  Real estate and real estate joint ventures
     held-for-investment....................................       (1)
  Other limited partnership interests.......................        3
  Other invested assets.....................................      (10)
  Premiums and other receivables............................      (47)
  Elimination of historical deferred policy acquisition
     costs..................................................   (1,622)
  Value of business acquired................................    1,676
  Value of distribution agreements acquired.................        8
  Net deferred income tax asset.............................      261
  Other assets..............................................        5
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits....................................     (292)
  Policyholder account balances.............................     (464)
  Other liabilities.........................................      (69)
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED...               1,485
                                                                         -------
GOODWILL RESULTING FROM THE ACQUISITION.....................             $   243
                                                                         =======

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................        $ 6,135
Equity securities available-for-sale........................             35
Mortgage loans on real estate...............................            277
Policy loans................................................             36
Other limited partnership interests.........................             80
Short-term investments......................................            188
Other invested assets.......................................            332
                                                                    -------
  Total investments.........................................          7,083
Cash and cash equivalents...................................             85
Accrued investment income...................................             80
Premiums and other receivables..............................            175
Value of business acquired..................................          1,676
Goodwill....................................................            243
Other intangible assets.....................................              8
Deferred tax asset..........................................            100
Other assets................................................              6
Separate account assets.....................................         11,617
                                                                    -------
  Total assets acquired.....................................         21,073
                                                                    -------

LIABILITIES:
Future policy benefits......................................          1,728
Policyholder account balances...............................          5,684
Other policyholder funds....................................             15
Current income taxes payable................................             37
Other liabilities...........................................            264
Separate account liabilities................................         11,617
                                                                    -------
  Total liabilities assumed.................................         19,345
                                                                    -------
  Net assets acquired.......................................        $ 1,728
                                                                    =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums,

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired and distribution agreements acquired are as follows:

                                                            SUCCESSOR
                                                          -------------    WEIGHTED AVERAGE
                                                          JULY 1, 2005    AMORTIZATION PERIOD
                                                          -------------   -------------------
                                                          (IN MILLIONS)
Value of business acquired.............................      $1,676            16 years
Value of distribution agreements acquired..............           8            16 years
                                                             ------
  Total value of intangible assets acquired, excluding
     goodwill..........................................      $1,684            16 years
                                                             ======

     The estimated future amortization of the value of business acquired and distribution agreements from 2006 to 2010 is as follows:

                                                               (IN MILLIONS)
2006........................................................       $180
2007........................................................       $171
2008........................................................       $159
2009........................................................       $148
2010........................................................       $133

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TLAC is a Connecticut corporation incorporated in 1973. As described more fully in Note 1, TLAC is a wholly-owned subsidiary of TIC. On July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers annuities and life insurance to individuals and small businesses.

     The Company currently operates as a single segment and, as such, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate the performance of such activities and will report on a segment basis when appropriate to do so.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of the Company and partnerships and joint ventures in which the Company has control. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) securities partnerships that were previously reported in other invested assets are now reported in other limited partnership interests; (iii) reinsurance recoverables are now reported in premiums and other receivables; (iv) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (v) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (vi) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (vii) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawal benefits were reclassified from cash flows from financing activities to cash flows from operating activities.

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, mortgage loans on real estate and other limited partnerships, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in " -- Summary of Critical Accounting Estimates -- Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments.

     Prior to the Acquisition, the Company used the equity method of accounting for all other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company has the ability to enter into income generation and replication derivatives as permitted by its Derivatives Use Plan approved by the Connecticut Insurance Department (the "Department"). Freestanding derivatives are carried on the Company's consolidated balance sheet either as

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $83 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                   SUCCESSOR
                                                               -----------------
                                                               DECEMBER 31, 2005
                                                               -----------------
                                                                 (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................         $ --
Effect of push down accounting of MetLife's purchase price
  on TLAC's net assets acquired (See Note 1)................          243
                                                                     ----
BALANCE, BEGINNING OF PERIOD................................          243
Dispositions and other......................................           --
                                                                     ----
BALANCE, BEGINNING AND END OF PERIOD........................         $243
                                                                     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at December 31, 2005. The interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 8% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  PRODUCT LIABILITY CLASSIFICATION CHANGES RESULTING FROM THE ACQUISITION

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

  GUARANTEES

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include surrender penalties collected at the time of a contract surrender and other miscellaneous charges related to annuity and universal life contracts recognized when received.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's ultimate parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosure.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of less than $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46 Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a variable interest entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                               SUCCESSOR
                                              --------------------------------------------
                                                           DECEMBER 31, 2005
                                              --------------------------------------------
                                                             GROSS
                                               COST OR    UNREALIZED
                                              AMORTIZED   -----------   ESTIMATED    % OF
                                                COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                              ---------   ----   ----   ----------   -----
                                                         (DOLLARS IN MILLIONS)
U.S. corporate securities...................   $2,808     $ 6    $ 70     $2,744      45.3%
Residential mortgage-backed securities......    1,021       1      17      1,005      16.6
Foreign corporate securities................      562       4      16        550       9.1
U.S. Treasury/agency securities.............      793       4       6        791      13.1
Commercial mortgage-backed securities.......      665       3       9        659      10.9
Asset-backed securities.....................      147      --       2        145       2.4
State and political subdivision
  securities................................       84      --       3         81       1.3
Foreign government securities...............       75       3       1         77       1.3
                                               ------     ---    ----     ------     -----
  Total bonds...............................    6,155      21     124      6,052     100.0
Redeemable preferred stocks.................        3      --      --          3        --
                                               ------     ---    ----     ------     -----
  Total fixed maturities....................   $6,158     $21    $124     $6,055     100.0%
                                               ======     ===    ====     ======     =====
Common stocks...............................   $    1     $ 1    $  1     $    1      25.0%
Non-redeemable preferred stocks.............        3      --      --          3      75.0
                                               ------     ---    ----     ------     -----
  Total equity securities...................   $    4     $ 1    $  1     $    4     100.0%
                                               ======     ===    ====     ======     =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               PREDECESSOR
                                              ---------------------------------------------
                                                            DECEMBER 31, 2004
                                              ---------------------------------------------
                                                             GROSS
                                               COST OR     UNREALIZED
                                              AMORTIZED   ------------   ESTIMATED    % OF
                                                COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                              ---------   ----   -----   ----------   -----
                                                          (DOLLARS IN MILLIONS)
U.S. corporate securities...................   $3,373     $218   $  4      $3,587      57.3%
Residential mortgage-backed securities......      618       13     --         631      10.1
Foreign corporate securities................    1,180       71      2       1,249      19.9
U.S. Treasury/agency securities.............      154        9     --         163       2.6
Commercial mortgage-backed securities.......      288       11      1         298       4.8
Asset-backed securities.....................      192        1     --         193       3.1
State and political subdivision
  securities................................       57        8     --          65       1.0
Foreign government securities...............       63        6     --          69       1.1
                                               ------     ----   -----     ------     -----
  Total bonds...............................    5,925      337      7       6,255      99.9
Redeemable preferred stocks.................        4        2     --           6       0.1
                                               ------     ----   -----     ------     -----
  Total fixed maturities....................   $5,929     $339   $  7      $6,261     100.0%
                                               ======     ====   =====     ======     =====
Common stocks...............................   $   19     $  3   $ --      $   22      84.6%
Non-redeemable preferred stocks.............        4       --     --           4      15.4
                                               ------     ----   -----     ------     -----
  Total equity securities...................   $   23     $  3   $ --      $   26     100.0%
                                               ======     ====   =====     ======     =====

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................        $411                $629
Banking..............................................        $341                $457
Electric Utilities...................................        $278                $427
Capital Goods(2).....................................        $213                $329
Real Estate Investment Trust.........................        $207                $394
Finance Companies....................................        $203                $519
Basic Industry(3)....................................        $187                $243
Insurance............................................        $155                $291

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $395 million and $501 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($10) million and $42 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimated fair values of $2 million and $5 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($3) million and $1 million at December 31, 2005 and 2004, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $  347       $  346      $  263       $  269
Due after one year through five years.......    1,192        1,171       1,576        1,658
Due after five years through ten years......    1,577        1,534       2,335        2,482
Due after ten years.........................    1,206        1,192         653          724
                                               ------       ------      ------       ------
  Subtotal..................................    4,322        4,243       4,827        5,133
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    1,833        1,809       1,098        1,122
                                               ------       ------      ------       ------
  Subtotal..................................    6,155        6,052       5,925        6,255
Redeemable preferred stocks.................        3            3           4            6
                                               ------       ------      ------       ------
     Total fixed maturities.................   $6,158       $6,055      $5,929       $6,261
                                               ======       ======      ======       ======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $644 million and $235 million, respectively. Approximately 79% and 78% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $361 million and $396 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   ----   ------
                                                          (IN MILLIONS)
Proceeds.............................       $3,351              $212         $820   $1,665
Gross investment gains...............       $    3              $  9         $ 25   $   50
Gross investment losses..............       $  (54)             $(12)        $(25)  $  (52)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005 and June 30, 2005. Gross investment losses exclude writedowns recorded during the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $7 million and $11 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                      SUCCESSOR
                              ------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 2005
                              ------------------------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS               THAN 12 MONTHS                     TOTAL
                              ----------------------------   ----------------------------   ----------------------------
                              ESTIMATED         GROSS        ESTIMATED         GROSS        ESTIMATED         GROSS
                              FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                              ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                                (DOLLARS IN MILLIONS)
U.S. corporate securities...    $2,307          $ 70           $  --           $  --          $2,307          $ 70
Residential mortgage-backed
  securities................       932            17              --              --             932            17
Foreign corporate
  securities................       422            16              --              --             422            16
U.S. Treasury/agency
  securities................       515             6              --              --             515             6
Commercial mortgage-backed
  securities................       352             9              --              --             352             9
Asset-backed securities.....        99             2              --              --              99             2
State and political
  subdivision securities....        74             3              --              --              74             3
Foreign government
  securities................        27             1              --              --              27             1
                                ------          ----           -----           -----          ------          ----
  Total bonds...............     4,728           124              --              --           4,728           124
Redeemable preferred
  stocks....................         1            --              --              --               1            --
                                ------          ----           -----           -----          ------          ----
  Total fixed maturities....    $4,729          $124           $  --           $  --          $4,729          $124
                                ======          ====           =====           =====          ======          ====
Equity securities...........    $    3          $  1           $  --           $  --          $    3          $  1
                                ======          ====           =====           =====          ======          ====
Total number of securities
  in an unrealized loss
  position..................     1,504                            --                           1,504
                                ======                         =====                          ======

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                         ---------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004
                         ---------------------------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                              LESS THAN 12 MONTHS               THAN 12 MONTHS                       TOTAL
                         -----------------------------   -----------------------------   -----------------------------
                         ESTIMATED    GROSS UNREALIZED   ESTIMATED    GROSS UNREALIZED   ESTIMATED    GROSS UNREALIZED
                         FAIR VALUE         LOSS         FAIR VALUE         LOSS         FAIR VALUE         LOSS
                         ----------   ----------------   ----------   ----------------   ----------   ----------------
                                                             (DOLLARS IN MILLIONS)
U.S. corporate
  securities...........     $343           $   4            $10            $  --            $353            $ 4
Residential mortgage-
  backed securities....       52              --             --               --              52             --
Foreign corporate
  securities...........      141               1             24                1             165              2
U.S. Treasury/agency
  securities...........        5              --             --               --               5             --
Commercial mortgage-
  backed securities....       51               1             --               --              51              1
Asset-backed
  securities...........       65              --              5               --              70             --
Foreign government
  securities...........        1              --             --               --               1             --
                            ----           -----            ---            -----            ----            ---
  Total bonds..........      658               6             39                1             697              7
Redeemable preferred
  stocks...............        1              --             --               --               1             --
                            ----           -----            ---            -----            ----            ---
  Total fixed
     maturities........     $659           $   6            $39            $   1            $698            $ 7
                            ====           =====            ===            =====            ====            ===
Equity securities......     $  1           $  --            $ 3            $  --            $  4            $--
                            ====           =====            ===            =====            ====            ===
Total number of
  securities in an
  unrealized loss
  position.............      242                             27                              269
                            ====                            ===                             ====

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more for:

                                                                 SUCCESSOR
                         ------------------------------------------------------------------------------------------
                                                             DECEMBER 31, 2005
                         ------------------------------------------------------------------------------------------
                           COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES          NUMBER OF SECURITIES
                         ---------------------------   ---------------------------   ------------------------------
                         LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%    20% OR MORE
                         -------------   -----------   -------------   -----------   -------------   --------------
                                                           (DOLLARS IN MILLIONS)
Less than six months...     $4,843           $14           $ 119           $6            1,480             24
                            ------           ---           -----           --            -----             --
  Total................     $4,843           $14           $ 119           $6            1,480             24
                            ======           ===           =====           ==            =====             ==

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                PREDECESSOR
                                        ------------------------------------------------------------
                                                             DECEMBER 31, 2004
                                        ------------------------------------------------------------
                                        COST OR AMORTIZED     GROSS UNREALIZED        NUMBER OF
                                               COST                LOSSES             SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                           (DOLLARS IN MILLIONS)
Less than six months..................    $506       $ --      $   3      $ --       182        --
Six months or greater but less than
  nine months.........................     134         --          2        --        47        --
Nine months or greater but less than
  twelve months.......................      26         --          1        --        13        --
Twelve months or greater..............      43         --          1        --        27        --
                                          ----       ----      -----      ----       ---       ---
  Total...............................    $709       $ --      $   7      $ --       269        --
                                          ====       ====      =====      ====       ===       ===

     As of December 31, 2005, $119 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $7 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $6 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 43% of the cost or amortized cost of such securities. Of such unrealized losses of $6 million, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. There were no securities on loan under the program at December 31, 2005. Securities with a cost or amortized cost of $105 million and an estimated fair value of $109 million were on loan under the program at December 31, 2004. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was not liable for any cash collateral under its control at December 31, 2005. The Company was liable for cash collateral under its control of $114 million at December 31, 2004. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

no security collateral on deposit from customers at December 31, 2005 in connection with securities lending transactions. In connection with securities lending transactions, there was security collateral of $24 million on deposit from customers at December 31, 2004. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $5 million both at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005 and 2004.

  MORTGAGE LOANS ON REAL ESTATE

     At December 31, 2005 and 2004, the Company's mortgage loans on real estate consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage loans on real estate...............        $258                $209
Underperforming mortgage loans on real estate.......          --                   3
                                                            ----                ----
  Total mortgage loans on real estate...............        $258                $212
                                                            ====                ====

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 27%, 16%, and 16% of the properties were located in California, New York and Maryland, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Fixed maturities.......................        $155               $185         $341    $310
Equity securities......................          --                 --            2       8
Mortgage loans on real estate..........           8                  9           18      11
Policy loans...........................          --                  1            1       1
Other limited partnership interests....           2                 27           28      24
Cash, cash equivalents and short-term
  investments..........................           5                  4            5       7
Other..................................          --                 --           --       1
                                               ----               ----         ----    ----
  Total................................        $170               $226         $395    $362
Less: Investment expenses..............           3                  3            6       6
                                               ----               ----         ----    ----
  Net investment income................        $167               $223         $389    $356
                                               ====               ====         ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Fixed maturities(1)....................        $(51)              $(5)          $(6)   $(14)
Equity securities......................          --                 2            (1)      1
Mortgage loans on real estate..........          (1)               --            --      (1)
Derivatives............................          18                (3)           21       8
Other..................................          (1)               --             3      (1)
                                               ----               ---           ---    ----
  Net investment gains (losses)........        $(35)              $(6)          $17    $ (7)
                                               ====               ===           ===    ====

---------------

(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                              SUCCESSOR                 PREDECESSOR
                                           ----------------   --------------------------------
                                           SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                             DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                           ----------------   ----------------   -------------
                                                 2005               2005         2004    2003
                                           ----------------   ----------------   -----   -----
                                                              (IN MILLIONS)
Fixed maturities.........................       $(103)             $ 319         $ 332   $ 323
Equity securities........................          --                  3             3      --
Derivatives..............................          --                 --             2      10
Other....................................          (6)                 4            --      (2)
                                                -----              -----         -----   -----
  Total..................................        (109)               326           337     331
Amounts allocated from DAC and VOBA......          45                 --            --      --
Deferred income taxes....................          22               (114)         (118)   (116)
                                                -----              -----         -----   -----
     Net unrealized investment gains
       (losses)..........................       $ (42)             $ 212         $ 219   $ 215
                                                =====              =====         =====   =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                SUCCESSOR                 PREDECESSOR
                                             ----------------   --------------------------------
                                             SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                               DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                             ----------------   ----------------   -------------
                                                   2005               2005         2004    2003
                                             ----------------   ----------------   -----   -----
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD............       $ 212               $219         $215    $ 95
Effect of purchase accounting push down
  (See Note 1).............................        (212)                --           --      --
                                                  -----               ----         ----    ----
BALANCE, BEGINNING OF PERIOD...............          --                219          215      95
Unrealized investment gains (losses) during
  the period...............................        (109)               (10)           6     184
Unrealized investment gains (losses)
  relating to:
  DAC and VOBA.............................          45                 --           --      --
  Deferred income taxes....................          22                  3           (2)    (64)
                                                  -----               ----         ----    ----
BALANCE, END OF PERIOD.....................       $ (42)              $212         $219    $215
                                                  =====               ====         ====    ====

Net change in unrealized investment gains
  (losses).................................       $ (42)              $ (7)        $  4    $120
                                                  =====               ====         ====    ====

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              -----------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              -----------------------
                                                                            MAXIMUM
                                                                TOTAL     EXPOSURE TO
                                                              ASSETS(1)     LOSS(2)
                                                              ---------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................    $347          $6
                                                                ----          --
  Total.....................................................    $347          $6
                                                                ====          ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                         DECEMBER 31, 2005                 DECEMBER 31, 2004
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Interest rate swaps.............   $1,069     $202        $ 2         $200      $  4        $ 1
Financial futures...............       64        1          1          168        --         --
Foreign currency swaps..........       31       --          7           29        --         10
Foreign currency forwards.......        8       --         --            3        --         --
Options.........................       --      115          3           --       135         --
Financial forwards..............       --       --          2           --        --          2
Credit default swaps............        4       --         --            9        --         --
                                   ------     ----        ---         ----      ----        ---
  Total.........................   $1,176     $318        $15         $409      $139        $13
                                   ======     ====        ===         ====      ====        ===

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 413 and 164 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 36,500 and 72,900 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,058,300 and 881,350 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                           SUCCESSOR
                               -----------------------------------------------------------------
                                                        REMAINING LIFE
                               -----------------------------------------------------------------
                                          AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR      THROUGH           THROUGH          AFTER
                               OR LESS      FIVE YEARS        TEN YEARS       TEN YEARS   TOTAL
                               --------   --------------   ----------------   ---------   ------
                                                         (IN MILLIONS)
Interest rate swaps..........    $ 33          $286              $750           $  --     $1,069
Financial futures............      64            --                --              --         64
Foreign currency swaps.......      --             9                22              --         31
Foreign currency forwards....       8            --                --              --          8
Credit default swaps.........      --             2                 2              --          4
                                 ----          ----              ----           -----     ------
  Total......................    $105          $297              $774           $  --     $1,176
                                 ====          ====              ====           =====     ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                         DECEMBER 31, 2005                 DECEMBER 31, 2004
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $   --     $ --        $--         $129      $ --        $--
Cash flow.......................       --       --         --          126         3         10
Non-qualifying..................    1,176      318         15          154       136          3
                                   ------     ----        ---         ----      ----        ---
  Total.........................   $1,176     $318        $15         $409      $139        $13
                                   ======     ====        ===         ====      ====        ===

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   --------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   -------------
                                                2005               2005         2004    2003
                                          ----------------   ----------------   -----   -----
                                                             (IN MILLIONS)
Changes in the fair value of
  derivatives...........................       $  --               $--           $(3)    $--
Changes in the fair value of the items
  hedged................................          --                (1)           (1)     (3)
                                               -----               ---           ---     ---
Net ineffectiveness of fair value
  hedging activities....................       $  --               $(1)          $(4)    $(3)
                                               =====               ===           ===     ===

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($1) million, ($4) million, and ($3) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
                                                                    (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD................       $  --               $ 2          $ 10    $ 13
Effect of purchase accounting push down (See
  Note 1)......................................          --                --            --      --
                                                      -----               ---          ----    ----
BALANCE, BEGINNING OF PERIOD...................          --                 2            10      13
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges.............................          --                (3)          (14)    (11)
Amounts reclassified to net investment
  income.......................................          --                 1             6       8
                                                      -----               ---          ----    ----
BALANCE, END OF PERIOD.........................       $  --               $--          $  2    $ 10
                                                      =====               ===          ====    ====

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) equity futures, equity index options, and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of $9 million, $9 million, ($20) million and ($64) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $22 million and $72 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2004 were gains (losses) of $23 million, ($2) million, and $19 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $108 million and $94 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $22 million and $8 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                              DAC      VOBA    TOTAL
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)...................  $1,064   $   13   $1,077
  Capitalization...........................................     351       --      351
  Less: amortization.......................................     136        1      137
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR).................   1,279       12    1,291
  Capitalization...........................................     469       --      469
  Less: amortization.......................................     226        1      227
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR).................   1,522       11    1,533
  Capitalization...........................................     222       --      222
  Less: amortization.......................................     132        1      133
                                                             ------   ------   ------
BALANCE AT JUNE 30, 2005 (PREDECESSOR).....................   1,612       10    1,622
  Effect of purchase accounting push down (See Note 1).....  (1,612)   1,666       54
                                                             ------   ------   ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)........................      --    1,676    1,676
                                                             ------   ------   ------
Capitalization.............................................     164       --      164
                                                             ------   ------   ------
Less: amortization related to:
  Net investment gains (losses)............................      (3)      (7)     (10)
  Unrealized investment gains (losses).....................     (17)     (28)     (45)
  Other expenses...........................................      12      106      118
                                                             ------   ------   ------
     Total amortization....................................      (8)      71       63
                                                             ------   ------   ------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)...................  $  172   $1,605   $1,777
                                                             ======   ======   ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $179 million in 2006, $170 million in 2007, $158 million in 2008, $147 million in 2009 and $132 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS

     Changes in value of distribution agreements ("VODA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                               (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................        $--
Effect of purchase accounting push down (See Note 1)........          8
Amortization................................................         --
                                                                    ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................          8
Capitalization..............................................         --
Amortization................................................         --
                                                                    ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................        $ 8
                                                                    ===

     The estimated future amortization expense of the VODA is $1 million per year for each of the years from 2006 to 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 36               $25              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (36)               --               --
                                                ----               ---              ---
BALANCE, BEGINNING OF PERIOD............          --                25               --
Capitalization..........................           8                12               25
Amortization............................          --                (1)              --
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $  8               $36              $25
                                                ====               ===              ===

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                             SUCCESSOR                       PREDECESSOR
                                   ------------------------------   ------------------------------
                                         DECEMBER 31, 2005                DECEMBER 31, 2004
                                   ------------------------------   ------------------------------
                                       IN THE            AT             IN THE            AT
                                   EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                   --------------   -------------   --------------   -------------
                                                        (DOLLARS IN MILLIONS)

ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Account value (general and
     separate account)...........      $14,507           N/A           $14,293            N/A
  Net amount at risk.............      $   569(1)        N/A(2)        $   727(1)         N/A(2)
  Average attained age of
     contractholders.............     63 years           N/A          63 years            N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                   SUCCESSOR                PREDECESSOR
                                            -----------------------   -----------------------
                                               DECEMBER 31, 2005         DECEMBER 31, 2004
                                            -----------------------   -----------------------
                                            SECONDARY     PAID UP     SECONDARY     PAID UP
                                            GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                            ----------   ----------   ----------   ----------
                                                          (DOLLARS IN MILLIONS)
Account value (general and separate
  account)................................    $ 1,694       N/A         $ 1,088       N/A
Net amount at risk........................    $21,719(1)    N/A(1)      $12,823(1)    N/A(1)
Average attained age of policyholders.....   57 years       N/A        58 years       N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $1 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $4 million for each of the six months ended December 31, 2005 and June 30, 2005 and $1 million for each of the years ended December 31, 2004 and 2003.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Mutual Fund Groupings
  Equity............................................       $ 9,055             $ 8,282
  Bond..............................................         1,055                 989
  Balanced..........................................         1,261               1,509
  Money Market......................................           286                 319
  Specialty.........................................           218                 254
                                                           -------             -------
     TOTAL..........................................       $11,875             $11,353
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $12,179 million and $11,631 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk. There are no separate accounts for which the Company contractually guarantees either a minimum return or account value at December 31, 2005 and 2004.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $115 million, $95 million, $200 million and $127 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $48.6 billion and $44.3 billion at December 31, 2005 and 2004, respectively. The Company evaluates its

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed as a pure captive insurer in order to permit TLAC and TIC to cede 100% of their risk associated with the secondary death benefit guarantee rider on certain universal life contracts. As part of the Acquisition TLARC became a direct subsidiary of MetLife. See Note 13.

     Total variable annuity account balances with GMDB riders were $14.5 billion, of which $4.7 billion, or 33%, was reinsured, and $11.1 billion, of which $4.8 billion, or 43%, is reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totals $569 million, of which $525 million, or 92%, is reinsured and $727 million, of which $670 million, or 90%, is reinsured at December 31, 2005 and 2004, respectively.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Direct premiums earned.................        $ 41               $ 39         $ 74    $ 66
Reinsurance assumed....................          --                 --           --      --
Reinsurance ceded......................         (24)               (19)         (34)    (25)
                                               ----               ----         ----    ----
Net premiums earned....................        $ 17               $ 20         $ 40    $ 41
                                               ====               ====         ====    ====
Reinsurance recoverables netted against
  policyholder benefits................        $ 42               $ 61         $ 95    $ 75
                                               ====               ====         ====    ====

Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $77 million and $44 million at December 31, 2005 and 2004, respectively. Reinsurance premiums and ceded commissions payable included in other liabilities, were $12 million and $9 million at December 31, 2005 and 2004, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $(20)              $ 50         $ 96    $ 73
  Foreign..............................          --                 --           --       1
                                               ----               ----         ----    ----
                                                (20)                50           96      74
                                               ----               ----         ----    ----
Deferred:
  Federal..............................          32                (15)         (47)    (39)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 12               $ 35         $ 49    $ 35
                                               ====               ====         ====    ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $ 22               $39          $ 72    $ 54
Tax effect of:
  Tax exempt investment income.........         (10)               (4)          (15)    (11)
  Tax reserve release..................          --                --            (8)     (8)
                                               ----               ---          ----    ----
Provision for income taxes.............        $ 12               $35          $ 49    $ 35
                                               ====               ===          ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................        $ 580               $ 372
  Net unrealized investment losses..................           22                  --
  Capital loss carryforward.........................           17                  --
  Other.............................................            8                   7
                                                            -----               -----
  Total.............................................          627                 379
                                                            -----               -----
Deferred income tax liabilities:
  DAC and VOBA......................................         (525)               (426)
  Net unrealized investment gains...................           --                (118)
  Investments, net..................................          (12)                (13)
  Other.............................................           --                  (2)
                                                            -----               -----
  Total.............................................         (537)               (559)
                                                            -----               -----
Net deferred income tax asset (liability)...........        $  90               $(180)
                                                            =====               =====

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax assets will be realized.

     Capital loss carryforwards amount to $50 million at December 31, 2005 and will expire in 2010.

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its parent, TIC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company files a consolidated federal income tax return with Citigroup, and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement.") Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TLAC had $265 million payable to TIC at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $2 million. If the entire

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of less than $1 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. The Company and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present is not aware of any systemic problems with respect to such matters that have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $1 million at December 31, 2005 and December 31, 2004, respectively, and a related asset for premium tax offsets of $1 million at December 31, 2005, respectively, for future assessments in respect of currently impaired, insolvent or failed insurers. The related asset for premium tax offsets was insignificant at December 31, 2004 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $15 million and $20 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

GUARANTEES

     In the normal course of its business, the Company may provide certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company may provide indemnities and guarantees, including those related to tax, other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company may provide indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits.

     These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to contractual limitation, while in other cases such limitations are not specified or applicable. Therefore, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was insignificant for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TLAC is permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TLAC will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TLAC through June 30, 2007 require prior approval of the Commissioner. TLAC did not pay dividends in 2005 or 2004.

  CAPITAL CONTRIBUTIONS

     In 2005, the Company had an increase of $4 million in paid-in capital due to an assumption of all tax liabilities for potential audit liabilities for federal and state income taxes and other taxes with respect to pre-Acquisition tax periods. The Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the Acquisition Date. During 2004, the Company received a capital contribution of $400 million from its parent, TIC.

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant asset not admitted by TLAC is the net deferred tax asset resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income (loss) of the TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                    SUCCESSOR                 PREDECESSOR
                                                 ----------------   --------------------------------
                                                 SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                   DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                 ----------------   ----------------   -------------
                                                       2005               2005         2004    2003
                                                 ----------------   ----------------   -----   -----
                                                                    (IN MILLIONS)
Holding (losses) gains on investments arising
  during the period............................        $(89)              $(5)         $ 18    $183
Income tax effect of holding (losses) gains....          31                 1            (6)    (64)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.......................         (32)                3             6      14
  Amortization of premiums and accretion of
     discounts associated with investments.....          12                (8)          (18)    (13)
  Income tax effect of reclassification
     adjustments...............................           7                 2             4      --
                                                       ----               ---          ----    ----
     Total reclassification adjustments........         (13)               (3)           (8)      1
Allocation of holding loss on investments
  relating to other policyholder amounts.......          45                --            --      --
Income tax effect of allocation of holding
  loss.........................................         (16)               --            --      --
                                                       ----               ---          ----    ----
     Other comprehensive income (losses).......        $(42)              $(7)         $  4    $120
                                                       ====               ===          ====    ====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

11.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                                                              YEARS ENDED
                                       SIX MONTHS ENDED   SIX MONTHS ENDED   DECEMBER 31,
                                         DECEMBER 31,         JUNE 30,       -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  27              $  19         $  45   $  34
Commissions..........................         156                180           373     298
Amortization of DAC and VOBA.........         108                133           227     137
Capitalization of DAC................        (164)              (222)         (469)   (351)
Rent, net of sublease income.........           2                  1             4       3
Other................................          36                 73           123      64
                                            -----              -----         -----   -----
     Total other expenses............       $ 165              $ 184         $ 303   $ 185
                                            =====              =====         =====   =====

12.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
                                                               AMOUNT     VALUE     FAIR VALUE
                                                              --------   --------   ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2005
Assets:
  Fixed maturities..........................................              $6,055      $6,055
  Equity securities.........................................              $    4      $    4
  Mortgage loans on real estate.............................              $  258      $  258
  Policy loans..............................................              $   37      $   37
  Short-term investments....................................              $   57      $   57
  Cash and cash equivalents.................................              $  233      $  233
  Mortgage loan commitments.................................    $20       $   --      $   --
  Commitments to fund partnership investments...............    $15       $   --      $   --
Liabilities:
  Policyholder account balances.............................              $3,195      $2,982
  Payables for collateral under securities loaned and other
     transactions...........................................              $  108      $  108

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
                                                               AMOUNT     VALUE     FAIR VALUE
                                                              --------   --------   ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2004
Assets:
  Fixed maturities..........................................              $6,261      $6,261
  Equity securities.........................................              $   26      $   26
  Mortgage loans on real estate.............................              $  212      $  221
  Policy loans..............................................              $   32      $   32
  Short-term investments....................................              $  420      $  420
  Cash and cash equivalents.................................              $    1      $    1
  Mortgage loan commitments.................................    $26       $   --      $   --
  Commitments to fund partnership investments...............    $20       $   --      $   --
Liabilities:
  Policyholder account balances.............................              $3,458      $3,519
  Payables for collateral under securities loaned and other
     transactions...........................................              $  208      $  208

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

13.  RELATED PARTY TRANSACTIONS

     TIC, TLAC's parent, handles all banking functions including payment of expenses for TLAC.

     In December 2004, TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $40 million. Fees associated with this contract, included within other expenses, were $12 million and $22 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate, subsequent to the Acquisition Date. Reinsurance recoverables under these agreements with RGA were $33 million and $17 million at December 31, 2005 and 2004, respectively. Ceded premiums, universal life fees and benefits were $2 million, $19 million and $36 million, respectively, for the six months ended December 31, 2005 and $3 million, $7 million and $5 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, TLAC had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of $(1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, TLAC sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets Inc., in the amount of $38 million at December 31, 2004.

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid TIC an insignificant amount for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003 for these services.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004, the pool totaled approximately $4.1 billion of which the Company's share amounted to $384 million and is included in short-term investments on the balance sheet.

     In the ordinary course of business, the Company distributes fixed and variable annuity products through its affiliate Smith Barney ("SB"). Premiums and deposits related to these products were $506 million and $707 million in 2004 and 2003, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $108 million and $88 million in 2004 and 2003, respectively. Commissions and fees paid to SB were $50 million and $57 million in 2004 and 2003, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A Wholly-Owned Subsidiary of The Travelers Insurance Company)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also distributes deferred annuity products through its affiliates, Primerica Financial Services, Inc. ("PFS"), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries,"CitiStreet") and Citibank, N.A. ("Citibank").

     Deposits received from PFS were $636 million and $628 million in 2004 and 2003, respectively. Commissions and fees paid to PFS were $48 million and $52 million, in 2004 and 2003, respectively.

     Deposits received from CitiStreet were $116 million and $82 million in 2004 and 2003, respectively. Related commissions and fees paid to CitiStreet were $3 million and $2 million in 2004 and 2003, respectively.

     Deposits received from Citibank were $112 million and $162 million in 2004 and 2003, respectively. Commissions and fees paid to Citibank were $13 million and $12 million in 2004 and 2003, respectively.

     The leasing functions for the Company were administered by a Citigroup subsidiary. Rent expense related to leases was shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004 and 2003.

14.  SUBSEQUENT EVENT

     On February 14, 2006, TLAC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Life and Annuity Company (the "Charter Amendment"). The Charter Amendment changes the name of TLAC to "MetLife Life and Annuity Company of Connecticut" and is effective on May 1, 2006.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005
                                 (IN MILLIONS)

                                                                SUCCESSOR
                                             ------------------------------------------------
                                                  COST OR                        AMOUNT AT
                                                 AMORTIZED        ESTIMATED    WHICH SHOWN ON
                                                  COST(1)         FAIR VALUE   BALANCE SHEET
                                                 ---------        ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities.......        $  793           $  791         $  791
     State and political subdivision
       securities..........................            84               81             81
     Foreign government securities.........            75               77             77
     Public utilities......................           199              197            197
     All other corporate bonds.............         3,171            3,097          3,097
  Residential and commercial
     mortgage-backed, and other
     asset-backed securities...............         1,833            1,809          1,809
  Redeemable preferred stock...............             3                3              3
                                                   ------           ------         ------
     Total fixed maturities................         6,158           $6,055          6,055
                                                   ------           ======         ------
Equity Securities:
  Common stocks:
     Industrial, miscellaneous and all
       other...............................             1           $    1              1
  Non-redeemable preferred stocks..........             3                3              3
                                                   ------           ------         ------
     Total equity securities...............             4           $    4              4
                                                   ------           ======         ------
Mortgage loans on real estate..............           258                             258
Policy loans...............................            37                              37
Other limited partnership interests........            73                              73
Short-term investments.....................            57                              57
Other invested assets......................           333                             333
                                                   ------                          ------
     Total investments.....................        $6,920                          $6,817
                                                   ======                          ======

---------------

(1) Cost for fixed maturities and mortgage loans on real estate represent original cost reduced by repayments, net valuation allowances and write-downs from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by write-downs from other-than-temporary declines in value; and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND
                        DECEMBER 31, 2004 (PREDECESSOR)
                                 (IN MILLIONS)

                                                                       FUTURE
                                                                       POLICY
                                                                    BENEFITS AND
                                                            DAC        OTHER       POLICYHOLDER
                                                            AND     POLICYHOLDER     ACCOUNT       UNEARNED
                                                            VOBA       FUNDS         BALANCES     REVENUE(1)
                                                            -----   ------------   ------------   ----------
As of December 31, 2005 (SUCCESSOR)......................  $1,777      $1,808         $5,688         $18
                                                           ======      ======         ======         ===
As of December 31, 2004 (PREDECESSOR)....................  $1,533      $1,079         $5,227         $42
                                                           ======      ======         ======         ===

---------------

(1) Amounts are included in the other policyholder funds column for successor and included in other liabilities for predecessor.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                          SCHEDULE III -- (CONTINUED)

           FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR) AND
                        JUNE 30, 2005 (PREDECESSOR) AND
          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)
                                 (IN MILLIONS)

                                       PREMIUM                  POLICYHOLDER
                                       REVENUES                   BENEFITS     AMORTIZATION OF                PREMIUMS
                                         AND          NET           AND         DAC AND VOBA       OTHER      WRITTEN
                                        POLICY    INVESTMENT      INTEREST       CHARGED TO      OPERATING   (EXCLUDING
                                         FEES       INCOME        CREDITED     OTHER EXPENSES    EXPENSES      LIFE)
                                         ------   -----------   ------------   ---------------   ---------   ----------
For the six months ended December 31,
  2005 (SUCCESSOR)...................    $250        $167           $166            $108            $57        $  --
                                         ====        ====           ====            ====            ===        =====
For the six months ended June 30,
  2005 (PREDECESSOR).................    $241        $223           $175            $133            $51        $   4
                                         ====        ====           ====            ====            ===        =====
For the year ended December 31, 2004
  (PREDECESSOR)......................    $411        $389           $326            $227            $76        $   6
                                         ====        ====           ====            ====            ===        =====
For the year ended December 31, 2003
  (PREDECESSOR)......................    $278        $356           $307            $137            $48        $   4
                                         ====        ====           ====            ====            ===        =====

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE TRAVELERS INSURANCE COMPANY)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005
        AND JUNE 30, 2005 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                                      % AMOUNT
                                                               GROSS                          NET     ASSUMED
                                                              AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                              -------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005
  (SUCCESSOR)
Life insurance in-force.....................................  $63,023   $48,618    $ --     $14,405       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    41   $    24    $ --     $    17       --%
                                                              =======   =======    ====     =======
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (PREDECESSOR)
Life insurance premium......................................  $    39   $    19    $ --     $    20       --%
                                                              =======   =======    ====     =======
AS OF AND FOR THE YEAR ENDED 2004 (PREDECESSOR)
Life insurance in-force.....................................  $54,886   $44,286    $ --     $10,600       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    74   $    34    $ --     $    40       --%
                                                              =======   =======    ====     =======
AS OF AND FOR THE YEAR ENDED 2003 (PREDECESSOR)
Life insurance in-force.....................................  $43,671   $34,973    $ --     $ 8,698       --%
                                                              =======   =======    ====     =======
Life insurance premium......................................  $    66   $    25    $ --     $    41       --%
                                                              =======   =======    ====     =======

                        PREMIER ADVISERS - ASSET MANAGER
                               PREMIER ADVISERS L

                       STATEMENT OF ADDITIONAL INFORMATION


           METLIFE OF CT SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES


                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415



MLAC-Book-22-80-99                                                      May 2006

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:


      Statement of Assets and Liabilities as of December 31, 2005

      Statement of Operations for the year ended December 31, 2005

      Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004

      Statement of Investments as of December 31, 2005

      Notes to Financial Statements

      The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

      Statements of Income for the years ended December 31, 2005, 2004 and 2003 Balance Sheets as of December 31, 2005 and 2004 Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2005, 2004 and 2003 Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003 Notes to Financial Statements Financial Statement Schedules


(b)   Exhibits


EXHIBIT
NUMBER                                  DESCRIPTION
-------     -------------------------------------------------------------------
 1.         Resolution of The Travelers Life and Annuity Company Board of
            Directors authorizing the establishment of the Registrant.
            (Incorporated herein by reference to Exhibit No. 1 to the
            Registration Statement on Form N-4, filed July 30, 1998.)

 2.         Not Applicable.

 3(a).      Distribution and Principal Underwriting Agreement among the
            Registrant, The Travelers Life and Annuity Company and Travelers
            Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-58809 filed
            February 26, 2001.)

 3(b) Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers
            Fund ABD for Variable Annuities to the Registration Statement on
            Form N-4, File No. 033-65343 filed April 6, 2006.)

 4(a)       Variable Annuity Contract. (Incorporated herein by reference to
            Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration
            Statement on Form N-4, File No. 333-60215 filed November 9, 1998)

 4(b) Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the
            Registration Statement on Form N-4, file No. 333-101778, filed
            November 19, 2004.)

 4(c).      Company Name Change Endorsement The Travelers Life and Annuity
            Company effective May 1, 2006. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to The Travelers
            Fund ABD II for Variable Annuities Registration Statement on Form
            N-4, File No. 033-65339 filed on April 7, 2006.)

 5(a). Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form
            N-4, File No. 333-60215 filed November 9, 1998)

 5(b). Form of Variable Annuity Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 14 to The
            Travelers Fund ABD for Variable Annuities to the Registration


            Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)

 6(a)       Charter of The Travelers Life and Annuity Company, as amended on
            April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed
            November 13, 1998.)

 6(b)       By-Laws of The Travelers Life and Annuity Company, as amended on
            October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed
            November 13, 1998.)

 6(c). Certificate of Amendment of the Charter as Amended and Restated of The Travelers Life and Annuity Company effective May 1, 2006.
            (Incorporated herein by reference to Exhibit 6(c) to Post-Effective
            Amendment No. 14 to The Travelers Fund ABD II for Variable Annuities
            Registration Statement on Form N-4, File No. 033-65339 filed April
            7, 2006.)

 7.         Specimen Reinsurance Agreement. (Incorporated herein by reference to
            Exhibit 7 to Post-Effective Amendment No. 2 to the Registration
            Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

 8(a). Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration
            Statement on Form N-4, File No. 333-101778 filed April 21, 2005.)

 8(b).      Participation Agreement Among Metropolitan Series Fund, Inc.,
            MetLife Advisers, LLC, Metropolitan Life Insurance Company, The
            Travelers Insurance Company and The Travelers Life and Annuity
            Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to The
            Travelers Fund ABD for Variable Annuities Registration Statement on
            Form N-4, File No. 033-65343 filed April 6, 2006.)

 8(c).      Participation Agreement Among Met Investors Series Trust, Met
            Investors Advisory, LLC, MetLife Investors Distribution Company, The
            Travelers Insurance Company and The Travelers Life and Annuity
            Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The
            Travelers Fund ABD for Variable Annuities Registration Statement on
            Form N-4, File No. 033-65343 filed April 6, 2006.)

 9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit No. 9 to the Registration Statement on Form N-4, filed July 30, 1998.)

 10(a)      Consent of KPMG LLP, Independent Registered Public Accounting Firm.
            Filed herewith.

 10(b)      Consent of Deloitte & Touche LLP, Independent Registered Public
            Accounting Firm. Filed herewith.

 11.        Not applicable.

 12.        Not applicable.

 15.        Power of Attorney authorizing Michele H. Abate, Thomas S. Clark,
            John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C.
            Sandonato, Myra L. Saul, and Marie C. Swift to act as signatory for
            C. Robert Henrikson, Leland C. Launer, Jr., Lisa M. Weber, Stanley
            J. Talbi, and Joseph J. Prochaska, Jr. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the TLAC Variable
            Annuity Separate Account 2002 Registration Statement on Form N-4,
            File No. 333-100434, filed September 19, 2005.)


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Principal Business Address:
     The Travelers Life and Annuity Company
     One Cityplace
     Hartford, CT  06103-3415



NAME AND PRINCIPAL            POSITIONS AND OFFICES
 BUSINESS ADDRESS             WITH INSURANCE COMPANY
------------------            ----------------------
C. Robert Henrikson           Director, Chairman, President and Chief Executive Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Leland C. Launer, Jr.         Director
501 Route 22
Bridgewater, NJ 08807

Lisa M. Weber                 Director
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Steven A. Kandarian           Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962

James L. Lipscomb             Executive Vice President and General Counsel
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Gwenn L. Carr                 Senior Vice President and Secretary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Michael K. Farrell            Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Hugh C. McHaffie              Senior Vice President
501 Boylston Street
Boston, MA 02116

Joseph J. Prochaska, Jr.      Senior Vice President and Chief Accounting Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Stanley J. Talbi              Senior Vice President and Chief Financial Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Anthony J. Williamson         Senior Vice President and Treasurer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Roberto Baron                 Vice President and Senior Actuary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

Steven J. Brash               Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York
11101

William D. Cammarata          Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Vincent Cirulli               Vice President
10 Park Avenue
Morristown, NJ 07962

James R. Dingler              Vice President
10 Park Avenue
Morristown, NJ 07962

Elizabeth M. Forget           Vice President
260 Madison Ave
New York, NY 10016

Judith A. Gulotta             Vice President
10 Park Avenue
Morristown, NJ 07962

C. Scott Inglis               Vice President
10 Park Avenue
Morristown, NJ 07962

Daniel D. Jordan              Vice President and Assistant Secretary
501 Boylston Street
Boston, MA 02116

Bennett Kleinberg             Vice President and Actuary
185 Asylum Street
Hartford, CT 06103

Paul L. LeClair               Vice President and Actuary
501 Boylston Street
Boston, MA 02116

Gene L. Lunman                Vice President
185 Asylum Street
Hartford, CT 06103

Joseph J. Massimo             Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Daniel A. O'Neill             Vice President
10 Park Avenue
Morristown, NJ 07962

Mark S. Reilly                Vice President
185 Asylum Street
Hartford, CT 06103

Mark J. Remington             Vice President
185 Asylum Street
Hartford, CT 06103

Jonathan L. Rosenthal         Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Ragai A. Roushdy              Vice President
10 Park Avenue
Morristown, NJ 07962

Erik V. Savi                  Vice President
10 Park Avenue
Morristown, NJ 07962

Kevin M. Thorwarth            Vice President
10 Park Avenue
Morristown, NJ 07962

Mark. H. Wilsmann             Vice President
10 Park Avenue
Morristown, NJ 07962



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT



The Registrant is a separate account of The Travelers Life and Annuity Company under Connecticut insurance law. The Depositor is an indirectly wholly owned subsidiary of MetLife, Inc., a publicly traded company. No person is controlled by the Registrant. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                        7


ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2006, there were 18 qualified contracts and 476 non-qualified contracts of Premier Advisers Asset Manager; and there were 36 qualified contracts and 1,451 non-qualified contracts of Premier Advisers L (Series I &
II) offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and Travelers Distribution LLC, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.


Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06199


Travelers Distribution LLC also serves as principal underwriter and distributor for the following investment companies (other than the Registrant):


The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund

BD III for Variable Annuities, Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities. The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.


(b) Travelers Distribution LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Travelers Distribution LLC. The principal business address for Travelers Distribution LLC is One Cityplace, Hartford, CT 06103-3415.



        NAME AND PRINCIPAL                          POSITIONS AND OFFICES
         BUSINESS ADDRESS                             WITH UNDERWRITER
--------------------------------           ------------------------------------------
Leslie Sutherland                          President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Steven J. Brash                            Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Debora L. Buffington                       Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Charles M. Deuth                           Vice President, National Accounts
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Anthony J. Dufault                         Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

James R. Fitzpatrick                       Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Elizabeth M. Forget                        Vice President and Chief Marketing Officer
260 Madison Avenue
New York, NY 10016

Helayne F. Klier                           Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Paul M. Kos                                Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul A. LaPiana                            Vice President, Life Insurance Distribution Division
5 Park Plaza
Suite 1900

Irvine, CA 92614
Richard C. Pearson                         Vice President and Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614

Robert H. Petersen                         Vice President and Chief Financial Officer
485-E U.S. Highway 1 South
4th Floor
Iselin, NJ 08830

Deron J. Richens                           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul A. Smith                              Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Cathy Sturdivant                           Vice President
5 Park Plaza
Suite 1900

Irvine, CA 92614
Paulina Vakouros                           Vice President
260 Madison Avenue
New York, NY 10016

Edward C. Wilson                           Vice President and Chief Distribution Officer
5 Park Plaza
Suite 1900
Irvine, CA 92614

Anthony J. Williamson                      Treasurer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Michael K. Farrell                         Manager
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                           Manager
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                         Manager
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101



(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                     (2)
      (1)                      Net Underwriting        (3)             (4)           (5)
                                Discounts and      Compensation      Brokerage      Other
Name of Principal Underwriter    Commissions       On Redemption    Commissions  Compensation
-----------------------------  ----------------    -------------    -----------  ------------
Travelers Distribution LLC        $94,264,724          $0               $0           $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)   The Travelers Life and Annuity Company
      One Cityplace
      Hartford, Connecticut  06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Boston, and State of Massachusetts, on this 7th day of April, 2006.

           THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                                   By: /s/ HUGH C. MCHAFFIE
                                       -----------------------------------------
                                       Hugh C. McHaffie, Senior Vice President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 7th day of April, 2006.

*C. ROBERT HENRIKSON          Director, Chairman, President and Chief Executive
---------------------------   Officer
(C. Robert Henrikson)

*STANLEY J. TALBI
---------------------------   Senior Vice President and Chief Financial Officer
(Stanley J. Talbi)

*JOSEPH J. PROCHASKA, JR.     Senior Vice President and Chief Accounting Officer
---------------------------
(Joseph J. Prochaska, Jr.)

*LELAND C. LAUNER, JR.        Director
---------------------------
(Leland C. Launer, Jr.)

*LISA M. WEBER                Director
---------------------------
(Lisa M. Weber)

By:  /s/ John E. Connolly, Jr.
     -----------------------------------------
     John E. Connolly, Jr., Attorney-in-Fact

* The Travelers Life and Annuity Company. Executed by John E. Connolly, Jr. on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Post-Effective Amendment No. 8 to the TLAC Variable Annuity Separate Account 2002 Registration Statement on Form N-4, File No. 333-100434, filed September 19, 2005.

                                 EXHIBIT INDEX

10(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm.

10(b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting
      Firm.